FIDELITY

(REGISTERED TRADEMARK)

LOW-PRICED STOCK
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     45   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    49   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    60   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            61


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1997                      PAST 1   PAST 5    LIFE OF
                                                 YEAR     YEARS     FUND

FIDELITY LOW-PRICED STOCK                        39.45%   165.46%   339.26%

FIDELITY LOW-PRICED STOCK                        35.26%   157.50%   326.08%
 (INCL. 3% SALES CHARGE)

RUSSELL 2000(REGISTERED TRADEMARK) INDEX         33.39%   130.17%   185.62%

SMALL CAP FUNDS AVERAGE                          31.96%   142.17%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - an unmanaged index of 2,000 small capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 415 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997    PAST 1   PAST 5   LIFE OF
                               YEAR     YEARS    FUND

FIDELITY LOW-PRICED STOCK      39.45%   21.56%   21.50%

FIDELITY LOW-PRICED STOCK      35.26%   20.82%   21.01%
 (INCL. 3% SALES CHARGE)

RUSSELL 2000 INDEX             33.39%   18.14%   14.81%

SMALL CAP FUNDS AVERAGE        31.96%   19.12%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND

$1IMAHDR PRASUN   SHR__CHT 19970731 19970814 103550 S00000000000001
             Low-Priced Stock Fund       Russell 2000
             00316                       RS002
  1989/12/27       9700.00                    10000.00
  1989/12/31       9593.30                    10183.51
  1990/01/31       9535.10                     9293.82
  1990/02/28       9719.40                     9582.38
  1990/03/31       9816.40                     9955.08
  1990/04/30       9447.80                     9630.04
  1990/05/31      10194.70                    10311.66
  1990/06/30      10476.00                    10332.56
  1990/07/31      10417.80                     9878.09
  1990/08/31       9379.90                     8562.52
  1990/09/30       8968.27                     7804.83
  1990/10/31       8816.43                     7328.36
  1990/11/30       9292.18                     7887.14
  1990/12/31       9585.72                     8200.08
  1991/01/31      10466.35                     8941.65
  1991/02/28      11397.59                     9938.77
  1991/03/31      12156.76                    10638.35
  1991/04/30      12622.38                    10611.58
  1991/05/31      12814.70                    11117.39
  1991/06/30      12045.42                    10469.50
  1991/07/31      12784.34                    10836.89
  1991/08/31      13138.61                    11238.01
  1991/09/30      13192.71                    11326.01
  1991/10/31      13653.40                    11625.57
  1991/11/30      13098.47                    11087.87
  1991/12/31      14019.94                    11975.73
  1992/01/31      15233.92                    12946.08
  1992/02/29      16211.56                    13323.74
  1992/03/31      15674.40                    12872.75
  1992/04/30      15824.80                    12421.76
  1992/05/31      15932.23                    12586.94
  1992/06/30      15545.48                    11991.68
  1992/07/31      16050.41                    12408.75
  1992/08/31      16007.44                    12058.59
  1992/09/30      16137.72                    12336.88
  1992/10/31      16406.50                    12729.02
  1992/11/30      17515.20                    13703.05
  1992/12/31      18079.01                    14180.43
  1993/01/31      18543.44                    14660.38
  1993/02/28      18384.85                    14321.78
  1993/03/31      18939.91                    14786.51
  1993/04/30      18758.67                    14380.63
  1993/05/31      19155.14                    15016.96
  1993/06/30      19223.10                    15110.64
  1993/07/31      19472.31                    15319.27
  1993/08/31      20163.30                    15981.08
  1993/09/30      20327.14                    16432.07
  1993/10/31      21075.97                    16855.01
  1993/11/30      20713.64                    16300.25
  1993/12/31      21733.10                    16857.57
  1994/01/31      22863.72                    17386.11
  1994/02/28      22851.16                    17323.23
  1994/03/31      21846.16                    16408.60
  1994/04/30      22034.60                    16506.13
  1994/05/31      21959.22                    16320.79
  1994/06/30      21645.16                    15766.59
  1994/07/31      22135.10                    16025.63
  1994/08/31      22964.22                    16918.62
  1994/09/30      23073.27                    16861.97
  1994/10/31      23252.45                    16795.42
  1994/11/30      22632.20                    16117.11
  1994/12/31      22778.19                    16550.13
  1995/01/31      22763.95                    16341.32
  1995/02/28      23418.83                    17021.10
  1995/03/31      23575.43                    17314.24
  1995/04/30      24344.19                    17699.23
  1995/05/31      24842.46                    18003.56
  1995/06/30      25796.30                    18937.50
  1995/07/31      27405.01                    20028.34
  1995/08/31      27661.27                    20442.67
  1995/09/30      28155.35                    20807.74
  1995/10/31      27354.31                    19877.17
  1995/11/30      28066.35                    20712.30
  1995/12/31      28448.62                    21258.78
  1996/01/31      28756.17                    21236.00
  1996/02/29      29678.83                    21897.81
  1996/03/31      30170.91                    22343.56
  1996/04/30      31431.88                    23538.31
  1996/05/31      32385.29                    24465.89
  1996/06/30      31770.18                    23461.24
  1996/07/31      30555.35                    21412.05
  1996/08/31      31724.05                    22655.23
  1996/09/30      32717.98                    23540.59
  1996/10/31      33317.40                    23177.78
  1996/11/30      35082.34                    24132.80
  1996/12/31      36098.62                    24765.26
  1997/01/31      36504.41                    25260.19
  1997/02/28      36927.11                    24647.71
  1997/03/31      36250.79                    23484.69
  1997/04/30      36200.07                    23550.15
  1997/05/31      38922.26                    26170.10
  1997/06/30      40494.70                    27291.63
  1997/07/31      42608.21                    28561.56
IMATRL PRASUN   SHR__CHT 19970731 19970814 103553 R000000000000950,000
OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Low-Priced Stock Fund on December 27, 1989, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by July 31, 1997, the value of the investment would have grown to $42,608 - a 326.08% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,562 - a 185.62% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create
an almost perfect investing
environment for the U.S. stock
market, which posted
exceptionally strong returns for the
12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%. The
stock market spent much of the
period breaking price and trading
volume records. Solid corporate
earnings, large inflows into mutual
funds, widespread optimism and a
generally favorable interest-rate
backdrop propelled share prices
higher, especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow
economic growth and increase
borrowing costs. When the Federal
Reserve Board raised a key
short-term interest rate in March,
the stock market - already at
historically high valuations - sold
off sharply through mid-April,
when positive news on the
inflation front emerged. From that
point through the end of the
12-month period, the market
soared ever higher, with the Dow
Jones Industrial Average breaking
through the 8000 mark for the first
time in July on its way to finishing
above 8200 at the end of the
12-month period. The market
broadened to include many small-
and mid-capitalization stocks
during this latest rally.
An interview with Joel Tillinghast, Portfolio Manager of Fidelity Low-Priced Stock Fund
Q. HOW DID THE FUND PERFORM, JOEL?
A. The fund did well. For the 12 months that ended July 31, 1997, the fund returned 39.45%. This topped the small-cap funds average, as tracked by Lipper Analytical Services, which returned 31.96% over the same period, as well as the Russell 2000 Index, which had a 12-month return of 33.39% as of July 31, 1997.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Stock prices rose faster than earnings for both large and small companies, but particularly for a concentrated group of gigantic companies such as General Electric and Coca-Cola. The fund holds mostly small companies, and it was frustrating that many small-cap stocks - which grew as fast and steadily as the household names - didn't enjoy similar stock performance. The good news is that small, steady growth stocks are typically cheaper than their larger counterparts and this should eventually result in better relative performance. Within the small-company category, stocks with low price-to-earnings (P/E) ratios performed better than those with higher P/E ratios. This helped the fund, as it emphasizes stocks with moderate P/Es. I'd also point to individual security selection and strong research as being key contributors to performance.
Q. IN A LARGE-CAP RALLY SUCH AS WE'VE SEEN, IT WOULD SEEM DIFFICULT FOR A FUND LIKE LOW-PRICED STOCK - WHICH EMPHASIZES SMALLER STOCKS - TO POST STRONG RETURNS. WHAT WAS YOUR STRATEGY?
A. I tried to find companies that had very strong earnings growth potential, and also looked for stocks whose valuations wouldn't be as heavily penalized if earnings projections were missed. By doing our research and focusing on more moderately valued companies, we can sometimes offset the risk of earnings disappointments. That's not to say, however, that I wasn't attracted to some larger-cap stocks. While the fund invests primarily in smaller stocks, it can invest a portion of its assets in large-caps. Most of the fund's large-cap holdings are turnaround stories, such as Canadian National Railway and RJR Nabisco. Since corporate profits are currently at high levels, it has become harder to find turnarounds that don't have real business problems.
Q. WAS THERE A PARTICULAR GROUP WITHIN THE SMALL-CAP UNIVERSE THAT PRESENTED GOOD BUYING OPPORTUNITIES?
A. From early January through April of this year, we witnessed a sell-off in the emerging-growth sector of the group. Many investors, fearing a potential economic slowdown, moved out of the smaller, aggressive stocks and into steadier, more stable alternatives. As a result, I found some good opportunities in the emerging-growth area, particularly with stocks such as Black Box - a networking catalog reseller - and Medic Computer Systems, a health care information company.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED DISAPPOINTING?
A. Positive contributors included Canadian National Railway and Cole National. Canadian National Railway continued to prosper as the company sold off non-essential rail tracks and cut its work force, while Cole National's acquisition of Pearle Vision Centers provided a boost to Cole's stock. On the negative side of the ledger, grocery store chain Food Lion and 3M spin-off Imation registered disappointing results. Also, I regret that I didn't add more technology stocks, as the Pacific Stock Exchange Technology Index - a comprehensive measure of the sector - surged 70% during the period. Unfortunately, much of this gain came from the larger industry leaders and not the smaller, low-priced companies.
Q. DID YOU PLAY ANY SECTOR-SPECIFIC STRATEGIES DURING THE PERIOD? WHICH SECTORS HELPED FUND PERFORMANCE AND WHICH TURNED OUT TO BE DISAPPOINTING?
A. Sector consideration isn't one of my primary reasons for choosing a stock; it's more of a residual of individual stock picking. That being said, two groups that helped fund performance included retail and health care. Retail stocks performed relatively well as sales in certain pockets of the industry improved. The fund's positions in Family Dollar, Cole National and Shoe Carnival added to the fund's return. Health care stocks did very well - driven mostly by larger-cap, pharmaceutical-oriented companies, and the fund's stake in Universal Health contributed to performance. While I wouldn't characterize the fund's technology positions as being a drag on performance, I think I could have managed them better for the reasons I mentioned previously.
Q. FUND ASSETS INCREASED QUITE SIGNIFICANTLY OVER THE PAST SIX MONTHS
- FROM AROUND $6 BILLION AT THE END OF JANUARY TO THEIR CURRENT LEVEL OF ABOUT $9 BILLION. WAS IT A CHALLENGE PUTTING THIS "NEW MONEY" TO WORK?
A. It's always a challenge to find good investment opportunities, but it was even more challenging considering the across-the-board rise in stock price valuations. When stock prices reach historically high levels, as was the case for many issues during the period, it can get increasingly difficult for a manager to maintain his or her valuation discipline. In striving to maintain the fund's low-priced focus, I found a number of good buys overseas. I was particularly attracted to Ireland, as a strong economy and a favorable pricing environment translated into some nice buying opportunities. Three of the fund's top five holdings at the end of the period, in fact, were based in the United Kingdom. Also, the sell-off in small-cap, emerging growth stocks that I mentioned earlier turned into a good receptacle for these cash flows.
Q. FOR THE PURPOSES OF THIS FUND, THE DEFINITION OF "LOW-PRICED" - WHICH PREVIOUSLY ENCOMPASSED STOCKS PRICED AT OR BELOW $25 AT THE TIME OF PURCHASE - WILL BE CHANGING TO $35. WHAT IS THE RATIONALE BEHIND THIS CHANGE AND HOW WILL IT AFFECT THE FUND?
A. The purpose is to reset the definition to keep pace with the stock market. Since the $25 definition was set in March 1992, most U.S. stock indexes are up more than 100%. With more and more stocks rising out of the $0-25 range in the market's advance, the fund's investment universe has actually been shrinking as a percentage of the market. As of July 31, less than half of the market value of the Russell 2000 Index - the fund's primary benchmark - was priced at $25 or less, compared to about 70% in March 1992 when the market was lower. Adjusting the low-priced definition to $35 will return the fund's universe to roughly its size as of March 1992, and restore some of the flexibility that had been lost over the years. Stocks priced $35 or below currently constitute approximately 25% of the overall market.
Q. WHAT'S YOUR OUTLOOK?
A. In terms of market fundamentals, we could be in for more of the same. Valuations on a market wide basis remain high and corporate profits have been positive for quite some time. I don't see anything on the near horizon that could upset these conditions. In terms of the fund itself, I've been attracted to earnings growth within the technology sector and may increase my exposure there in the next few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOEL TILLINGHAST DISCUSSES
NEW ISSUANCE:
"The number of initial public
offerings slowed somewhat
compared to previous periods, but
was still relatively high. It can be
difficult to devote the analytical
time to these start-ups, but I did
find some good prospects. The
JOURNAL REGISTER, which
operates newspapers in western
Massachusetts and
Connecticut, showed good profit
margins and cash flows. Also,
several insurance companies that
converted from mutual ownership
to stock ownership - including
SCPIE and Farm Family Holdings
- caught my attention. Spin-offs
were also an attractive area,
including Footstar - a footwear
retailer - and Viad, a travel
services firm."

NOTE TO SHAREHOLDERS:
The fund normally invests at
least 65% of its total assets in
low-priced common and
preferred stocks. The definition of
low-priced stocks for this purpose
will be changing, from stocks
priced at or below $25 per share
to stocks priced at or below $35
per share (at time of purchase).
This change will take effect with
the fund's September 26, 1997,
prospectus.
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in low-priced common
stocks ($35 or less at time
of purchase)
FUND NUMBER: 316
TRADING SYMBOL: FLPSX
START DATE: December 27, 1989
SIZE: as of July 31, 1997,
more than $8.6 billion
MANAGER: Joel Tillinghast, since
1989; analyst for natural
gas, personal care products,
appliance and tobacco
industries, 1986-1989;
joined Fidelity in 1986
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JULY 31, 1997

                                          % OF FUND'S    % OF FUND'S INVESTMENTS
                                          INVESTMENTS    IN THESE STOCKS
                                                         6 MONTHS AGO

CANADIAN NATIONAL RAILWAY CO.             0.9            1.0

HYDER PLC                                 0.8            0.9

YORKSHIRE WATER PLC                       0.8            0.9

GALLAHER GROUP PLC SPONSORED ADR          0.8            0.0

KING WORLD PRODUCTIONS, INC.              0.8            0.9

VIAD CORP.                                0.8            0.4

UICI                                      0.7            0.8

UNIVERSAL HEALTH SERVICES, INC. CLASS B   0.7            0.7

DUN & BRADSTREET CORP.                    0.7            0.8

DALLAS SEMICONDUCTOR CORP.                0.7            0.6


TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

FINANCE              13.6           15.1

TECHNOLOGY           11.2           9.4

HEALTH               6.5            6.6

RETAIL & WHOLESALE   6.3            6.1

DURABLES             6.1            5.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
ROW: 1, COL: 1, VALUE: 17.9
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 40.0
ROW: 1, COL: 6, VALUE: 42.1
STOCKS 78.1%
BONDS 0.3%
SHORT-TERM
INVESTMENTS 21.6%
FOREIGN
INVESTMENTS 20.0%
STOCKS 82.1%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 17.9%
FOREIGN
INVESTMENTS 20.6%
ROW: 1, COL: 1, VALUE: 21.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 1.6
ROW: 1, COL: 4, VALUE: 28.0
ROW: 1, COL: 5, VALUE: 49.6
*
**
INVESTMENTS JULY 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 81.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.9%
AEROSPACE & DEFENSE - 0.4%
Allied Research Corp. (a)(d)  452,110 $ 4,521
Aviall, Inc. (a)  100,000  1,494
Doncasters PLC sponsored ADR  54,000  1,404
Gulfstream Aerospace Corp. (a)  83,000  2,210
ML Holdings PLC Class L  250,000  180
Primex Technologies, Inc. (d)  354,000  10,974
Transtechnology Corp. (d)  397,200  9,955
  30,738
DEFENSE ELECTRONICS - 0.3%
BEI Electronics, Inc.   20,600  247
Diagnostic Retrieval Systems, Inc. (a)(d)  448,700  5,076
Ducommun, Inc. (a)(d)  444,300  15,162
Flir Systems, Inc. (a)(d)  484,000  9,861
  30,346
SHIP BUILDING & REPAIR - 0.2%
Newport News Shipbuilding, Inc.   661,200  13,596
TOTAL AEROSPACE & DEFENSE   74,680
BASIC INDUSTRIES - 3.8%
CHEMICALS & PLASTICS - 0.9%
AEP Industries, Inc. (a)  211,289  5,229
Albright & Wilson PLC  200,000  505
CFC International, Inc. (a)(d)  396,200  3,467
Courtaulds PLC Ord.   100,000  514
Gundle/SLT Environmental, Inc. (a)  140,800  651
International Specialty Products, Inc. (a)  1,677,500  24,743
Landec Corp. (a)  399,000  2,220
Lydall, Inc. (a)  87,200  2,049
Martin Color-Fi, Inc. (a)(d)  380,600  2,902
Mississippi Chemical Corp.   240,900  5,119
Spartech Corp.  1,089,100  16,745
Stimsonite Corp. (a)  200,000  1,225
Sybron Chemical Industry Corp. (a)(d)  361,100  8,035
Synergistics Industries Ltd. Class A (non-vtg.) (a)(d)  450,000  2,938
  76,342
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
IRON & STEEL - 0.9%
Cold Metal Products, Inc. (a)(d)  536,300 $ 3,184
Kentucky Electric Steel, Inc. (a)(d)  277,500  1,665
Roanoke Electric Steel Corp.   7,800  143
Samuel Manu-Tech, Inc.   450,000  9,713
Slater Steel, Inc.   250,000  2,948
Steel of West Virginia, Inc. (a)(d)  663,000  6,713
TriMas Corp.   1,869,100  54,554
  78,920
METALS & MINING - 0.7%
AFC Cable Systems, Inc. (a)  281,000  8,044
Acier Leroux, Inc. Class B (a)  125,000  382
Acier Leroux, Inc. Class B (a)(f)  200,000  611
Beijer & Alma Industri & Handel AB  58,700  1,402
Brush Wellman, Inc.   232,200  5,297
Cable Design Technology Corp. (a)  151,300  5,154
Chase Industries, Inc. (a)  98,400  2,454
Draka Holding NV  3,000  130
Elkem ASA  100,000  1,985
Essex International, Inc.  250,000  8,312
Fimalac SA (Fin Marc de Lacharriere)  19,629  1,644
Major Drilling Group International, Inc. (a) 250,000 4,716 Metaleurop SA (a) 403,163 6,062
Metaleurop SA warrants 2/4/00 (a)  315,190  869
Nordic Aluminum OY  25,000  237
PK Cables OY  75,000  1,161
Special Metals Corp. (d)  376,000  6,768
Superior Telecom, Inc. (a)  275,700  8,305
Titanium Metals Corp. (a)  67,900  2,173
  65,706
PACKAGING & CONTAINERS - 0.5%
Owens-Illinois, Inc. (a)  880,000  30,360
Peak International, Ltd.   95,700  1,543
Silgan Holdings, Inc.   210,600  7,753
  39,656
PAPER & FOREST PRODUCTS - 0.8%
ABT Building Products Corp. (a)(d)  580,100  12,327
Clondalkin Group PLC unit  620,000  5,510
Deltic Timber Corp.   438,500  11,922
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - CONTINUED
Editoriale la Repubblica SPA  25,000 $ 42
Enso OY Class R  1,500,000  13,679
Mercer International, Inc. (SBI)  34,700  338
Metsa-Serla Ltd. Class B  2,975,000  25,935
Rolland, Inc.   125,000  1,134
St Laurent Paperboard, Inc. (a)  75,000  1,322
  72,209
TOTAL BASIC INDUSTRIES   332,833
CONSTRUCTION & REAL ESTATE - 3.9%
BUILDING MATERIALS - 1.7%
Aggregate Industries PLC (a)  10,568,876  7,802
American Precision Industries, Inc.   125,200  2,575
American Woodmark Corp.   223,600  3,242
Bird Corp. (a)  190,900  788
Centex Construction Products, Inc.   844,300  24,485
Chart Industries, Inc.   311,450  5,528
Devcon International Corp. (a)  217,700  1,007
Domco, Inc.   700,000  9,141
Domco, Inc. warrants 11/6/98 (a)  125,000  680
Drew Industries, Inc. (a)(d)  1,070,800  15,058
Emco Ltd. (a)  250,000  2,784
Engineered Support Systems, Inc.   79,500  1,431
Kaynar Technologies, Inc.   97,700  2,259
Mark IV Industries, Inc.   1,723,180  42,972
Patrick Industries, Inc. (d)  465,000  8,893
Polynorm NV Ord.   15,000  1,420
Polypipe PLC  750,000  2,448
Raytech Corp. (a)(d)  289,600  1,828
Shelter Components Corp. (d)  536,600  7,512
Velan, Inc. (sub-vtg.) (a)(f)  123,000  2,186
Yips Hang Cheung Holdings Ltd.   2,000,000  284
  144,323
CONSTRUCTION - 1.8%
AAF Industries PLC (a)(d)  1,250,000  308
Amec PLC Ord.   1,100,000  2,671
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
Beazer Homes USA, Inc. (a)  67,300 $ 1,224
Belmont Homes, Inc. (a)(d)  735,250  6,433
Bouygues Offshore SA sponsored ADR  665,600  9,984
Continental Homes Holding Corp. (d)  699,300  15,909
Crossman Communities, Inc. (a)(d)  610,600  15,265
D.R. Horton, Inc.   40,000  480
Engle Homes, Inc. (d)  692,900  8,228
M/I Schottenstein Homes, Inc. (a)(d)  880,000  12,210
Monaco Coach Corp. (a)  270,400  6,963
NCC AB Class B Free shares  150,000  1,707
Oriole Homes Corp.:
Class A (a)  91,000  751
 Class B (a)(d)  276,800  2,284
Oy Saunatec Ltd.   50,000  529
Robertson Ceco Corp. (a)  456,900  3,769
Schult Homes Corp. (d)  448,320  7,734
Selmer AS  400,000  4,403
Southern Energy Homes, Inc. (a)(d)  1,391,900  14,267
Swan Hill Group PLC  2,000,000  2,821
Tay Homes PLC (d)  2,000,000  4,035
Technip SA (f)  50,000  6,308
U.S. Home Corp. (a)(d)  600,645  19,971
Volker Wessels Stevin NV  200,000  6,143
Washington Homes, Inc. (a)(d)  501,400  1,912
Yit-Yhtymae OY  150,000  1,915
  158,224
ENGINEERING - 0.2%
EIS Group PLC ORD  250,000  956
MYR Group, Inc. (d)  259,700  5,129
URS Corp. (a)(d)  781,878  11,239
  17,324
REAL ESTATE - 0.1%
Echelon International Corp. (a)(d)  369,400  7,896
FRM Nexus, Inc. (a)(d)  104,433  313
Kennedy Wilson, Inc. (a)(d)  98,500  1,601
  9,810
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Banyan Strategic Land Trust (SBI) (d)  991,750 $ 4,463
Ocwen Asset Investment Corp.   88,000  2,167
Sunstone Hotel Investors, Inc.   47,000  658
  7,288
TOTAL CONSTRUCTION & REAL ESTATE   336,969
DURABLES - 6.1%
AUTOS, TIRES, & ACCESSORIES - 2.8%
Autocam Corp. (d)  539,682  6,206
AutoZone, Inc. (a)  1,100,000  31,487
Aviation Sales Co. (a)  405,300  8,967
Castle Energy Corp. (d)  988,750  12,607
Collins Industries, Inc.   128,600  964
Cook (D.C.) Holdings PLC  1,000,000  763
Custom Chrome, Inc. (a)(d)  526,100  8,746
Deflecta-Shield Corp. (a)  109,600  1,028
Discount Auto Parts, Inc. (a)  93,500  1,917
Durakon Industries, Inc. (a)(d)  651,800  6,111
ESCO Electronics Corp. (trust receipt)  238,200  3,633
Excel Industries, Inc. (d)  962,000  19,420
Federal Screw Works (d)  108,800  5,440
Gentex Corp. (a)  208,900  4,726
Hahn Automotive Warehouse, Inc.  173,585  1,042
Intermet Corp.   849,500  14,335
Jason, Inc.   7,500  47
Kwik-Fit Holdings PLC Class L  350,000  1,665
Lund International Holdings, Inc. (a)  84,600  1,036
Mercury Air Group (d)  689,240  4,222
Monro Muffler Brake, Inc. (d)  705,119  11,899
Peugeot SA Ord.   25,000  2,888
R&B Inc.   10,000  89
Republic Automotive Parts, Inc. (a)  59,000  885
Strattec Security Corp. (a)  30,600  604
Superior Industries International, Inc.   458,000  12,423
Sylea SA  5,000  480
TBC Corp. (a)(d)  1,984,700  16,870
Transpro, Inc. (d)  660,925  6,237
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
Travel Ports of America (a)  84,270 $ 274
Uni Select, Inc. (d)  620,800  7,544
World Fuel Services Corp. (d)  803,804  17,885
Wynn's International, Inc. (d)  1,103,125  33,094
  245,534
CONSUMER DURABLES - 0.6%
Aristocrat Leisure Ltd.   567,000  1,124
Asko Class A  600,000  11,162
Beijer AG (G&L), Series B  100,000  1,288
Carclo Engineering Group PLC  250,000  759
Libbey, Inc. (d)  767,300  28,582
Mikasa, Inc.   511,000  6,803
Portmeirion Potteries Holdings PLC Class L  125,000  994
  50,712
CONSUMER ELECTRONICS - 0.5%
Fossil, Inc. (a)(d)  920,900  20,490
Koss Corp. (a)(d)  326,500  2,938
LG Electronics, Inc. GDR (non-vtg)  396,200  2,318
Movado Group, Inc. (d)  473,875  13,742
Tag-Heuer International SA sponsored ADR (a)  199,500  3,217
Tulikivi OY Series A  35,000  664
  43,369
HOME FURNISHINGS - 0.6%
BMTC Group, Inc. Class A (sub-vtg.) (b)(d)  375,000  3,673
Beter Bed Holding NV  77,884  1,576
Bush Industries, Inc. Class A  463,400  11,353
Carpetright PLC  350,000  3,026
Chromcraft Revington, Inc. (a)  79,200  2,138
Dorel Industries, Inc.:
Class A (multi-vtg.) (a)(f)  125,000  2,195
 Class B (sub-vtg.) (a)(d)(f)  675,000  11,998
Falcon Products, Inc.   26,400  350
Ladd Furniture, Inc.   25,000  389
Rowe Furniture Corp.   596,000  4,656
Shelby Williams Industries, Inc.   137,800  2,119
Winsloew Furniture, Inc. (a)(d)  479,700  5,996
  49,469
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - 1.6%
American Materials and Technologies Corp. (The) (a) 202,000 $ 1,060 Berisford (S.W.) PLC 100,000 243
Boss (Hugo) AG  500  619
Carli Gry International AS (Reg.)  147,700  8,962
Carli Gry International AS (Reg.) (f)  41,500  2,518
Concord Fabrics, Inc.:
 Class A (a)(d)  226,300  1,528
 Class B (a)  65,100  439
Conso Products Co. (a)(d)  705,550  8,555
Crown Crafts, Inc.   265,800  3,007
Culp, Inc.   135,000  2,346
Dawson International PLC Ord Class L  100,000  113
Deckers Outdoor Corp. (a)  296,200  2,073
Decorator Industries, Inc. (d)  302,332  2,872
Designer Holdings Ltd. (a)  617,300  4,475
Dewhirst (IJ) Group PLC Ord.   1,250,000  4,552
Donna Karan International, Inc.   50,000  700
Dyersburg Corp. (d)  1,207,500  12,905
Galey & Lord, Inc. (a)(d)  685,000  11,559
Guilford Mills, Inc.   270,000  5,839
Hampshire Group Ltd. (a)  181,200  2,809
Intimate Brands, Inc. Class A  745,000  17,182
Lassila & Tikahoja OY  50,000  3,921
Nautica Enterprises, Inc. (a)  792,700  21,799
Novel Denim Holdings Ltd.   4,800  108
Quaker Fabric Corp. (a)  252,000  5,292
Tandy Brands Accessories, Inc. (a)  270,800  3,250
Tultex Corp. (a)  1,087,100  6,183
Worldtex Corp. (a)(d)  1,395,200  9,679
  144,588
TOTAL DURABLES   533,672
ENERGY - 3.1%
ENERGY SERVICES - 1.4%
Akita Drilling Ltd. Class A (non-vtg.) (d)  750,000  7,182
Aztec Manufacturing Co. (d)  585,000  9,908
Carbo Ceramics, Inc.   702,700  19,851
Computalog Ltd. (a)  300,000  4,353
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
ENERGY SERVICES - CONTINUED
Dawson Geophysical Co. (a)  160,900 $ 2,997
Dreco Energy Services Ltd. Class A (a)  214,600  11,696
Key Energy Group, Inc. (a)  455,600  9,681
Pe Ben Oilfield Services Ltd. (a)(d)  312,000  1,200
Petroleum Helicopters, Inc. (d)  204,300  3,320
Petroleum Helicopters, Inc. (non-vtg.) (d)  302,000  4,455
Powell Industries, Inc. (a)(d)  811,000  13,381
RPC Energy Services, Inc. (a)(d)  1,081,500  20,954
Santa Fe International Corp.   162,000  6,683
Superior Energy Services, Inc. (a)(d)  1,167,300  6,566
  122,227
OIL & GAS - 1.7%
Adams Resources and Energy, Inc. (a)  181,200  2,650
Alamco, Inc. (a)(d)  465,300  7,270
Australian Oil & Gas Corp. Ltd. (d)  3,706,000  5,546
Beau Canada Exploration Ltd. (a)  600,000  1,437
CEC Resources Ltd. (a)(d)  117,530  602
Cabot Oil & Gas Corp. Class A  118,100  2,428
CAL Dive International, Inc.   5,600  149
Columbus Energy Corp. (a)(d)  330,782  2,626
ConVest Energy Corp. (a)(d)  531,500  4,385
Crown Central Petroleum Corp. Class A (a)  49,800  974
Dailey Petroleum Services Corp.   34,000  298
Edisto Resources Corp.  109,000  1,015
ENEX Resources Corp. (d)  144,300  1,407
Fletcher Challenge Ltd.   1,650,000  5,675
Foremost Industries, Inc. (a)(d)  467,100  4,914
Giant Industries, Inc.   190,000  3,254
Gulf Island Fabrication, Inc.   45,000  1,598
Hallwood Consolidated Resources Corp. (a)  35,950  2,373
Markwest Hydrocarbon, Inc. (a)  396,500  5,848
Maynard Oil Co. (a)  192,100  2,545
Monterey Resources, Inc.   220,537  3,363
Novus Petroleum Ltd.   3,002,542  11,194
Penn West Petroleum Ltd. (a)  100,000  1,241
Petsec Energy Ltd. sponsored ADR  25,000  559
Petro-Canada  246,000  4,435
Petroleum Development Corp. (a)(d)  962,500  5,895
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Premier Oil PLC  13,700,000 $ 10,000
Resource America, Inc. Class A  150,000  5,700
Saga Petroleum AS:
Class A  200,000  3,983
 Class B  400,000  7,286
Santa Fe Energy Resources, Inc. (a)  500,000  4,313
Swift Energy Co. (a)(d)  955,000  23,099
Torch Energy Royalty Trust unit (d)  636,000  6,757
Ulster Petroleums Ltd. (a)(f)  100,000  976
  145,795
TOTAL ENERGY   268,022
FINANCE - 13.5%
BANKS - 5.1%
Banca Popolare di Milano  1,000,000  5,620
Banca Popolare de Bresica  250,000  1,496
Bank of Ireland, Inc.   601,088  7,330
Bank of Montreal  1,000,000  41,680
Bank of The Ozarks, Inc.   103,000  1,880
Bank of Scotland  100,000  729
Bank Atlantic Bancorp, Inc.   317,500  5,199
Bergens Skillingsbank  308,800  3,156
Cathay Bancorp, Inc.   125,800  3,177
Colonial Bancgroup, Inc.   223,400  6,171
Corus Bankshares, Inc.   50,000  1,650
Credit Lyonnais (a)  10,000  552
Credito Italiano Ord.   2,000,000  3,947
Den Danske Bank Group AS  275,000  29,054
Dexia France  125,000  12,382
Den Norske Bank AS Class A Free shares  5,000,000  21,031
Den Norske Bank AS (f)  1,000,000  4,206
FPB Bank Holding Co. Ltd.   3,000,000  1,802
First Mutual Savings Bank  32,710  711
Firstbank Puerto Rico (d)  1,500,000  41,719
Fokus Bank AS  335,000  2,766
GBC Bancorp California (d)  501,700  21,824
Gronlandsbanken AS  20,000  585
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
HUBCO, Inc.   225,000 $ 7,284
Jyske Bank AS (Reg.)  150,000  13,513
Laurentian Bank  150,000  3,145
MIDT Bank AS (a)  3,550  114
National Bank of Canada  3,579,600  46,746
Nordlandsbanken AS  75,000  1,685
Nordbanken AB  800,000  26,368
Nordbanken AB (f)  107,000  3,527
Okobank Class A  254,000  4,262
Ringkjobing Bank  5,000  1,007
Societe Generale Class A  60,000  7,918
SouthTrust Corp.   784,600  36,974
Spar Nord Holding  35,000  1,599
Swedbank Class A  139,284  3,058
Sparbanken Sverige Ab Class A (f)  173,000  3,798
Sparebanken Norway primary shares certificates 675,000 20,166 Sparebanken More 49,286 1,195
Sparebanken Rogala Capital certificates  10,000  270
Sparebanken Rana Grunnfondsbevis (d)  30,000  600
Sterling Bancorp  89,300  1,792
Sumitomo Bank California  370,600  11,396
Summit Holdings Southeast, Inc. (d)  300,000  5,813
Svenska Handelsbanken  200,000  6,179
Syd-Sonderjylland Holding  360,000  17,115
Unidanmark AS Class A  50,000  2,984
Wing Hang Bank Ltd.   250,000  1,495
  448,670
CLOSED END INVESTMENT COMPANY - 0.0%
Americas Growth Fund, Inc. (a)  37,900  104
CREDIT & OTHER FINANCE - 1.5%
ACC Consumer Finance Corp. (a)  62,000  1,062
Aames Financial Corp.   300,000  6,431
Amagerbanken AS  25,000  1,249
Colonial Ltd. (a)  1,007,600  2,654
Compagnie Financiere de Credit Industriel et Commercial SA (a)  25,000
1,666
Connor Clark Ltd.:
unit (f)  189,125  4,322
 Class A (non-vtg.) (f)  189,125  1,441
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Consumer Portfolio Services, Inc. (a)  230,000 $ 3,105
Credia Co. Ltd.   51,900  1,050
Equitilink Ltd.   1,000,000  486
FIH AS Class B  600,000  14,991
First Financial Caribbean Corp.   426,500  15,567
Intrum Justitia NV (Reg.)  1,900,000  2,649
JCG Holdings Ltd.   6,000,000  5,658
Life Financial Corp.   11,900  222
London Forfaiting Co.   150,000  1,011
Long Beach Financial Corp.   200,000  2,300
Manhattan Card Co. Ltd.   3,002,000  1,260
New Century Financial Corp.   138,300  2,524
Nissin Co. Ltd.   50,000  1,386
North American Mortgage Co. (d)  1,200,700  32,269
Paragon Group of Companies PLC Class L  1,100,000  2,923
Perpetual PLC  140,000  5,914
SoPaF Spa (Societa Partecipazioni Finanziare)  50,000  38
Surrey Metro Savings Credit Union (non-vtg.) (d)  550,000  4,589
WSFS Financial Corp. (a)  583,500  8,825
Wilshire Financial Services Group, Inc. (a)  94,000  1,727
  127,319
INSURANCE - 5.9%
Allmerica Financial Corp.   296,000  13,098
American Indemnity Financial Corp. (d)  163,700  2,046
Amerus Life Holdings, Inc.   822,600  22,827
Amvestors Financial Corp.   537,600  12,096
Blanch E.W. Holdings, Inc.   338,500  9,626
Centris Group, Inc.   292,300  6,540
Commerce Group, Inc.   1,315,000  34,272
FBD Holdings PLC  5,000  19
FBL Financial Group, Inc. Class A  185,200  6,355
FPIC Insurance Group, Inc. (a)  151,000  3,775
Farm Family Holdings, Inc. (a)(d)  525,300  15,858
Financial Industries Corp.   15,000  206
First Central Financial Corp. (d)  579,000  398
Fishers International PLC  200,000  57
Fremont General Corp.   900,000  38,475
Fructivie SA  3,027  334
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Gainsco, Inc. (d)  1,354,100 $ 12,441
Healthcare Recoveries, Inc.   235,000  4,289
Heath (CE)  500,000  1,148
Intercontinental Life Corp. (a)(d)  424,700  8,600
Lambert Fenchurch Group PLC  1,000,000  2,165
Lasalle Re Holdings Ltd.   270,800  9,038
Life USA Holding, Inc. (a)(d)  1,941,600  28,639
MFC Bancorp Ltd.   300,200  2,289
MMI Companies, Inc. (d)  699,100  19,225
NY Magic, Inc.   154,500  3,515
National Mutual Asia Ltd.   100,000  106
National Western Life Insurance Co. Class A (a)  130,500  11,321
Old Guard Group, Inc.   60,000  1,020
PXRE Corp. (d)  727,063  22,403
Pembridge, Inc. (a)  400,000  3,961
Penn-America Group, Inc.  211,350  3,831
Philadelphia Consolidated Holding Corp. (a)  137,500  5,397
Protective Life Corp.   595,000  30,271
Providian Financial Corp.   468,900  18,375
RLI Corp.   163,600  6,135
Renaissance Re Holdings Ltd.   35,100  1,516
SCPIE Holdings, Inc. (d)  688,600  18,162
Seibels Bruce Group, Inc. (a)(d)  252,500  2,146
Sphere Drake Holdings  808,900  7,078
Stewart Information Services Corp. (d)  606,600  13,838
Symons Inernational Group, Inc. (a)  340,900  6,392
Terra Nova Holdings Ltd.   329,500  7,661
Titan Holdings, Inc.   385,972  9,456
UICI  (a)  1,953,000  61,031
Unico America Corporation (d)  326,000  3,627
Unionamerica Holdings PLC sponsored ADR (d)  843,600  18,928
  509,986
SAVINGS & LOANS - 0.8%
Andover Bancorp., Inc.  122,320  3,884
Banca Populare di Novara  135,000  542
Bank United Corp. Class A  275,000  10,381
Bankers Corp.   387,500  11,092
Crazy Woman Creek Bancorp., Inc.   30,000  413
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - CONTINUED
Dime Financial Corp. (a)  17,500 $ 473
First Home Bancorp., Inc.  86,666  1,733
Independence Federal Savings Bank (d)  119,500  1,673
Iroquois Bancorp., Inc.   107,400  2,739
MAF Bancorp., Inc.   197,031  6,699
Poncebank (d)  474,500  9,549
Primary Bank (a)  34,725  877
Sovereign Bancorp., Inc.   500,000  7,922
Virginia First Financial Corp. (d)  320,000  7,560
Warren Bancorp., Inc. (d)  363,900  6,550
  72,087
SECURITIES INDUSTRY - 0.2%
Charles JW Financial Services, Inc. (a)  148,300  1,316
Harvey Norman Holdings Ltd.   100,000  607
Jackson Hewitt, Inc. (a)  31,500  736
London Pacific Group Ltd.   2,642,900  8,931
Norvestia OY Class B  246,000  4,262
  15,852
TOTAL FINANCE   1,174,018
HEALTH - 6.5%
DRUGS & PHARMACEUTICALS - 1.1%
Apothekers Cooperatie OPG  10,000  343
Astra AB sponsored ADR Series A  500,000  9,125
BioReliance Corp.   4,600  82
Chattem Inc. (a)  254,700  4,394
Herbalife International, Inc. (d)  2,121,300  46,934
Natural Alternatives International, Inc. (a)(d)  359,400  2,606
Nature's Sunshine Products, Inc.   776,400  15,916
Technilab Pharma, Inc. (a)  300,000  1,915
Twinlab Corp.   610,000  13,801
Weider Nutrition International, Inc. Class A  235,000  4,318
  99,434
MEDICAL EQUIPMENT & SUPPLIES - 3.1%
ADAC Laboratories  110,000  2,145
Allegiance Corp.   1,250,000  39,063
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Ballard Medical Products (d)  2,062,600 $ 43,701
Bio-Rad Laboratories, Inc. Class A (a)  343,750  9,754
Biomet, Inc.   2,500,000  49,844
Cardiovascular Dynamics, Inc.   4,800  44
Conmed Corp. (a)  605,400  10,367
Cooper Companies, Inc.   54,100  1,515
Depuy, Inc. (a)  737,800  18,030
Exactech, Inc. (a)  34,200  222
HPSC, Inc. (a)(d)  317,500  1,786
Haemonetics Corp. (a)  678,700  12,259
Invacare Corp.   250,000  5,281
Isomedix, Inc.   48,400  842
Laser Industries Ltd. Ord. (a)(d)  761,100  13,129
Lunar Corp. (a)  56,400  1,142
Medstone International, Inc. (a)(d)  315,400  3,154
OEC Medical Systems, Inc. (a)(d)  1,000,000  17,125
Orthofix International (a)(d)  779,100  8,278
OY Tamro AB (f)  25,000  166
Protocol Systems, Inc. (a)  25,000  219
Respironics, Inc. (a)  100,000  2,588
Sofamor/Danek Group, Inc. (a)  224,300  10,079
Sullivan Dental Products, Inc. (a)  333,000  7,076
Utah Medical Products, Inc. (a)(d)  675,000  5,400
Vital Signs, Inc.   96,300  1,685
Wesley Jessen Visioncare, Inc.   45,000  1,136
  266,030
MEDICAL FACILITIES MANAGEMENT - 2.3%
Advocat, Inc. (a)(d)  531,600  6,579
American Homepatient, Inc. (a)  142,500  2,850
Arbor Health Care Co. (a)  148,400  5,695
Clinic Holdings Ltd.   500,000  482
Compdent Corp. (a)  355,900  7,719
Corvel Corp. (a)  10,000  304
Foundation Health Systems, Inc. Class A (a)  450,000  14,569
Horizon Mental Health Management, Inc. (a)  191,050  4,848
Multicare Companies, Inc. (a)  75,000  2,053
Quest Diagnostics, Inc. (a)(d)  1,867,275  32,444
Ramsay Health Care, Inc. (a)  195,000  926
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - CONTINUED
Rehabcare Corp. (a)(d)  348,062 $ 11,486
Res-Care, Inc. (a)(d)  800,000  17,100
Rotech Medical Corp. (a)  607,500  11,476
Syncor International Corp.  60,000  848
Trigon Healthcare, Inc.   485,900  11,570
United America Healthcare Corp. (a)  204,700  1,407
Universal Health Services, Inc. Class B (a)  1,500,000  60,937
Value Health, Inc. (a)  252,800  5,056
  198,349
TOTAL HEALTH   563,813
HOLDING COMPANIES - 0.4%
DCC PLC  2,500,000  15,296
Fonciere Financiere et Part SA  25,000  1,061
Marine Wendel SA  74,976  7,826
Perry Group  350,000  1,016
Siparex (Societe de Particiations dans les Enterprises
Regionales en Expansion)  80,849  1,578
Union Assurancesfederale SA  50,000  5,284
VT Holding AS Class B  50,000  1,806
  33,867
INDUSTRIAL MACHINERY & EQUIPMENT - 3.0%
ELECTRICAL EQUIPMENT - 0.9%
Bairnco Corp.   102,700  937
Blick PLC Class L  200,000  722
C&D Technologies, Inc.   14,300  543
Cherry Corp. Class A (a)  106,000  1,563
Choride Group PLC  400,000  226
Cobra Electronics Corp.   130,000  796
Communications Systems, Inc. (d)  703,500  12,575
Corsair Communications, Inc.   2,800  55
Emcee Broadcast Products, Inc. (a)  178,500  502
Electro Rent Corp. (a)  143,500  4,144
General Semiconductor, Inc.   67,500  1,029
Holophane Corp. (a)  463,900  10,786
IEC Electronics Corp. (a)  149,400  2,241
Juno Lighting, Inc.   495,000  7,858
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
ELECTRICAL EQUIPMENT - CONTINUED
Mas Technology Ltd.   104,600 $ 2,118
NovAtel, Inc.   95,000  641
Rofin Sinar Technologies, Inc. (a)  177,600  3,219
Siebe, PLC  250,000  4,511
Twentsche Kabel Holding NV  25,704  1,408
Valley Forge Corp. (d)  267,900  6,497
Vertex Communications Corp. (a)(d)  425,100  11,159
Woodhead Industries, Inc.   339,000  6,441
  79,971
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
AG Associates, Inc. (a)  264,500  1,951
Astec Industries, Inc.   55,000  815
CPAC, Inc. (a)(d)  733,800  8,255
Columbus McKinnon Corp.  311,100  6,183
Control Devices, Inc. (a)  200,000  2,900
EDAC Technologies Corp. (a)  163,900  492
Farr Co. (a)(d)  367,048  5,873
Gardner Denver Machinery, Inc. (a)  317,200  10,785
Gehl Co. (a)(d)  501,700  9,783
Hardinge, Inc.   303,700  10,098
IDEX Corp.   368,400  12,940
K-Tron International, Inc. (a)  42,800  567
Kaydon Corp.   170,800  10,814
KCI (Konecranes International)  32,000  1,284
KCI (Konecranes International) (f)  118,000  4,734
Laperriere & Verreault Inc. (a)  50,000  174
Lawson Products, Inc.   85,000  2,231
Molins PLC  25,000  214
New Holland NV  850,000  24,384
Oilgear Co.   23,600  413
Powerscreen International PLC  3,125,000  32,807
Regal-Beloit Corp.   791,000  22,395
SkyJack, Inc. (a)  25,000  336
Specialty Equipment Companies, Inc. (a)  155,300  2,349
Speizman Industries, Inc. (a)(d)  200,000  1,050
T B Wood's Corp. (d)  417,800  6,319
Twin Disc, Inc. (d)  157,600  4,561
  184,707
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - 0.0%
MFRI, Inc. (a)  24,500 $ 245
Met-Pro Corp.   43,500  696
NSC Corp. (d)  550,400  1,514
Weston (Roy F.), Inc. Class A (a)(d)  393,800  1,132
  3,587
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   268,265
MEDIA & LEISURE - 5.4%
BROADCASTING - 1.3%
Ackerley Communications, Inc.   5,000  66
BET Holdings, Inc. Class A (a)  445,300  17,812
Canwest Global Communications Corp.:
(sub-vtg.)  1,395,006  22,772
 (non-vtg.)  180,000  2,938
Capital Radio PLC  359,000  2,868
Cogeco, Inc. (d)  988,400  7,386
Cogeco Cable, Inc. (d)  719,400  6,289
Cox Radio, Inc. Class A (a)  247,100  6,023
Matav-Cable System Media Ltd. sponsored ADR (a)  276,500  5,703
Metro Networks, Inc. (a)  163,000  5,277
Moffat Communications Ltd.   425,000  8,294
Premier Choix Tvec, Inc. Class A (d)  200,600  4,075
Prime Television Ltd.   1,001,767  2,399
Publishing & Broadcasting Ltd.   700,000  4,347
P4 Radio Hele Norge SA  80,000  619
Radiomutuel, Inc. Class A  175,000  1,809
Radio Pacific  284,250  684
Scottish Radio Holdings, Inc.   150,000  824
Scottish Television PLC  100,000  1,093
Southern Cross Broadcasting Australia Ltd.   255,742  1,110
TCA Cable TV, Inc.   195,900  7,395
Tele-Metropole, Inc. Class B (a)  220,000  3,815
TV 4 AB Class A  20,000  350
  113,948
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 1.3%
Airtours PLC  200,000 $ 3,850
All American Communications, Inc. (d)  900,900  16,442
All American Communications, Inc. Class B (non-vtg.) (a)  194,400
3,038
Compagnie des Alpes  25,000  605
European Leisure PLC  225,000  472
Granada Group PLC  100,000  1,378
King World Productions, Inc.   1,675,000  67,628
Scientific Games Holdings Corp. (a)  328,300  5,889
Sydney Aquarium Ltd.   250,000  733
Television & Media Services Ltd.   1,750,000  1,702
Vaughns, Inc. (a)  164,600  1,152
Viacom, Inc. Class A (a)  207,400  6,339
Viacom, Inc. Class B (non-vtg.) (a)  142,600  4,403
  113,631
LEISURE DURABLES & TOYS - 0.0%
Hamleys PLC  25,000  114
Suunto OY  25,000  273
  387
LODGING & GAMING - 0.3%
Choice Hotels Skandanavia ASA (a)  25,000  95
Colonial Downs Holdings, Inc. Class A  50,000  419
Jurys Hotel Group PLC  643,400  3,852
Rica Hotel OG Restaurantkiede ASA  40,000  304
Rio Hotel & Casino, Inc. (a)  335,100  5,906
Riviera Holdings Corp. (a)  147,200  1,950
Ryan Hotels Ltd.   3,200,000  2,729
Sands Regent (a)  123,572  309
Sholodge, Inc. (a)  259,800  4,157
Scandic Hotels AB (a)  25,000  416
Scandic Hotels AB (a)(f)  144,000  2,396
Tourism Assets Holdings Ltd.   200,000  195
  22,728
PUBLISHING - 1.1%
Adscene Group PLC Class L  150,000  258
Aamulehti Yhtyma Oy, Series II (f)  15,000  506
ACNielsen Corp. (a)  181,300  3,898
A-Pressen AS, Series A  25,000  606
CMP Media, Inc. Class A  4,200  114
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - CONTINUED
EMAP PLC  175,000 $ 2,210
Edipresse SA, Lausanne  1,000  232
Editoriale L'Espresso SPA  25,000  94
Fine Art Developments PLC Class L  1,400,000  6,407
Gibson Greetings, Inc. (a)  363,200  8,217
International Business Communications Holdings PLC Class L  925,000
5,736
Ilkka OY II  10,000  317
Independent Newspapers:
Ltd.   50,000  260
 PLC   450,000  2,637
Johnston Press PLC  350,000  1,122
Journal Register Co. (d)  1,110,300  19,708
Kauppakaari OY  50,000  520
Nation Publishing Group (For. Reg.)  50,000  60
Pacific Magazine & Print Ltd.   200,000  483
Reader's Digest Association, Inc. (The) Class A (non-vtg.)  75,000
1,870
Roto Smeets De Boer NV  50,000  2,753
Rural Press Ltd.   100,000  323
Schibsted AS, Series B  275,000  4,937
Sterling Publishing Group PLC Class L (a)  1,000,000  263
Talentum OY Class B (d)  500,000  5,699
Telemedia, Inc. Class A (a)  50,000  191
VLT AB Class B  52,000  696
WSOY (Werner Soderstrom Osakeyhito) Class B (d)  750,000  25,305
Wegener Tijil NV   76,250  1,712
World Color Press, Inc. (a)  25,600  733
  97,867
RESTAURANTS - 1.4%
ARK Restaurants Corp. (a)(d)  200,000  2,050
Benihana, Inc. (a)  20,000  243
Benihana, Inc. Class A (a)  8,000  85
Bertucci's, Inc. (a)(d)  699,900  4,374
Boston Chicken, Inc. (a)  401,300  5,242
Break For The Border Group PLC Class L  812,500  626
Buffets, Inc. (a)  580,000  5,637
Consolidated Products, Inc. (a)  733,200  13,060
Elxsi Corp. (a)(d)  286,000  2,002
IHOP Corp. (a)(d)  778,600  24,721
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
RESTAURANTS - CONTINUED
M Corp, Inc. (a)(d)  272,500 $ 544
Morton's Restaurant Group, Inc. (a)  109,300  2,295
Nathans Famous, Inc. (a)(d)  335,500  1,111
Restaurant Brands NZ Ltd. (a)  2,025,000  3,173
Ryan's Family Steak Houses, Inc. (a)  700,000  6,038
Sbarro, Inc.   629,100  16,946
Sonic Corp. (a)(d)  1,355,900  30,338
Tele Pizza SA (a)  10,000  570
Wendy's International, Inc.   100,000  2,444
  121,499
TOTAL MEDIA & LEISURE   470,060
NONDURABLES - 4.7%
AGRICULTURE - 0.2%
IAWS Group PLC  1,050,000  3,595
IAWS Group PLC Class A (Reg.)  332,400  1,172
Nutreco Holding NV (a)  125,000  2,705
Scheid Vineyards, Inc. Class A  25,000  275
Sylvan Foods Holdings, Inc. (a)(d)  621,900  7,152
  14,899
BEVERAGES - 0.0%
Cadbury-Schweppes PLC Ord.   125,000  1,211
Todhunter International, Inc. (a)  179,800  1,573
  2,784
FOODS - 0.4%
Benson's Crisps PLC  1,900,000  1,091
Devro PLC  100,000  641
Eskimo Pie Corp.   35,500  444
Hazlewood Foods PLC Ord.   100,000  210
Imperial Holly Corp.   9,800  133
Laennen Tehtaat OY  50,000  666
Man (ED&F) Group PLC  100,000  320
Perkins Foods PLC  250,000  349
Raision Tehtaat Class V  70,108  7,710
Riviana Foods, Inc.   690,700  12,605
Sardus AB (a)  198,000  1,511
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
FOODS - CONTINUED
Smucker (J.M.) Co.   68,200 $ 1,645
Thorn Apple Valley, Inc. (a)  282,900  5,092
Western Beef, Inc. (a)(d)  376,000  3,713
  36,130
HOUSEHOLD PRODUCTS - 2.0%
Alberto-Culver Co. Class A  403,000  9,647
Alfin, Inc. (a)  195,300  122
American Safety Razor Co. (a)(d)  1,209,300  22,372
BeautiControl Cosmetics, Inc. (d)  566,500  5,594
Carson, Inc. Class A  50,000  594
DSG International Ltd. (a)(d)  799,000  11,785
Del Laboratories, Inc.   228,100  8,668
Helen of Troy Corp. (a)(d)  1,360,700  42,182
IWP International  400,000  1,748
IWP International (UK Reg.)  800,000  3,543
Jean Philippe Fragrances, Inc. (a)(d)  767,400  5,372
Mayborn Group PLC  50,000  139
Mcbride PLC  275,000  641
Nutramax Products, Inc. (a)(d)  538,500  7,808
Oriflame International SA  398,700  3,107
Playtex Products, Inc. (a)  1,339,000  12,804
Premark International, Inc.   1,000,000  31,563
Stephan Co. (d)  412,200  4,766
York Group, Inc.   165,000  3,217
Zotefoams PLC Class L  125,000  396
  176,068
TOBACCO - 2.1%
BAT Industries PLC Ord.   2,500,000  21,120
Gallaher Group PLC sponsored ADR (a)  4,072,100  73,043
Gallaher Group PLC  12,000,000  54,132
RJR Nabisco Holdings Corp.   500,000  16,406
Standard Commercial Corp. (d)  895,300  14,772
  179,473
TOTAL NONDURABLES   409,354
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - 0.4%
Orogen Minerals Ltd.   1,000,000 $ 2,955
Orogen Minerals Ltd. GDR (f)  300,000  8,775
Prime Resources Group, Inc.   100,000  827
Richmont Mines, Inc. (a)  482,700  1,646
Industrias Penoles SA  4,700,000  21,023
  35,226
RETAIL & WHOLESALE - 6.3%
APPAREL STORES - 2.0%
Baker (J.), Inc. (d)  783,600  6,857
Buckle, Inc. (The) (a)  500,000  11,875
Chateau Stores of Canada Ltd. Class A (d)  192,900  1,295
Claire's Stores, Inc.   1,248,525  26,843
Club Monaco, Inc. (a)  150,000  1,453
Dress Barn, Inc. (a)  913,400  19,866
Footstar, Inc. (a)  1,502,104  40,181
Frederick's of Hollywood Class A  48,300  290
Frederick's of Hollywood Class B  239,700  1,438
Gymboree Corp. (a)  1,081,400  25,683
ICC International PLC (For. Reg.)  50,000  141
Kenneth Cole Productions, Inc. Class A (a)(d)  438,400  6,686
One Price Clothing Stores, Inc. (a)(d)  970,600  3,276
Pantorama Industries, Inc. (a)  100,000  76
Ross Stores, Inc.   504,200  15,945
S&K Famous Brands, Inc. (a)(d)  481,900  6,024
San Francisco Boutiques, Inc. Class B (sub-vtg.) (a)(d) 125,000 970 Shirmax Fashions Ltd. (a) 266,000 917
Shoe Carnival, Inc. (a)  277,500  2,810
  172,626
APPLIANCE STORES - 0.0%
Hirsch International Corp. Class A (a)  10,000  217
DRUG STORES - 0.3%
Jean Coutu Group, Inc. Class A (d)  1,861,000  22,615
Vitalink Pharmacy Services, Inc. (a)  200,000  3,688
  26,303
GENERAL MERCHANDISE STORES - 1.7%
Algonquin Mercantile Corp.   49,700  198
Allders PLC  300,000  1,073
BJS Wholesale Club, Inc.   1,009,700  29,912
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Duckwall-Alto Stores, Inc. (a)  59,600 $ 782
Family Dollar Stores, Inc.   894,900  19,427
Homebase, Inc.   1,234,700  10,804
Lechters, Inc. (a)(d)  1,200,000  4,950
MacFrugals Bargains Closeouts, Inc. (a)(d)  1,505,500  43,754
99 Cents Only Stores (a)  300,000  9,750
North West Co. Fund Trust unit  608,300  6,399
Service Merchandise Co., Inc. (a)  1,700,000  5,737
Stein Mart, Inc. (a)  450,000  13,219
  146,005
GROCERY STORES - 0.4%
Asda Group PLC  250,000  586
Budgens PLC  100,000  73
Food Lion, Inc. Class A  3,761,800  27,038
Hemkopskedjan AB Series B (a)  200,000  1,951
Iceland Group PLC  167,300  255
Ingles Markets, Inc. Class A  130,600  1,796
Marsh Supermarkets, Inc. Class A  51,700  776
Metro Richelieu, Inc. Class A  50,000  599
Somerfield PLC  1,500,000  4,798
Watson & Philip PLC Class L  25,000  177
Whittard of Chelsea PLC  100,000  326
  38,375
RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%
Betterware PLC  600,000  886
Blair Co.   408,900  6,670
Brookstone, Inc. (a)(d)  754,600  6,697
Cole National Corp. Class A (a)(d)  965,400  41,693
Fabri-Centers of America, Inc.:
Class A (a)(d)  460,600  12,004
 Class B (non-vtg) (a)(d)  716,500  16,032
Farepak PLC  100,000  743
Finlay Enterprises, Inc. (a)  275,600  4,616
Finish Line, Inc. Class A  784,000  10,584
Flying Flowers Ltd. unit  250,000  1,571
Friedmans, Inc. Class A (a)  573,500  8,818
Gulf South Medical Supply, Inc. (a)  104,600  2,589
Heiton Holdings Ltd.   1,201,600  2,626
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Land's End, Inc. (a)  200,000 $ 5,925
Little Switzerland, Inc. (a)  99,200  701
Old American Stores, Inc. (a)(d)  274,000  171
Partridge Fine Arts PLC  200,000  240
Piercing Pagoda, Inc. (a)(d)  566,700  16,434
Rex Stores Corp. (a)  170,000  1,615
Sound Advice, Inc. (a)(d)  362,800  680
Sound Advice, Inc. warrants 6/14/99 (a)  11,205  -
Viking Office Products, Inc. (a)  1,028,500  20,634
Wolohan Lumber Co.   129,000  1,677
  163,606
TOTAL RETAIL & WHOLESALE   547,132
SERVICES - 4.3%
ADVERTISING - 0.3%
ADVO, Inc. (a)  387,400  7,022
Ariely Advertising Ltd.   112,000  406
Metromail Corp. (a)  625,000  12,539
More Group PLC  300,000  2,903
Shandwick Ord.   750,000  517
  23,387
EDUCATIONAL SERVICES - 0.1%
Coutts Consulting Group PLC Class L  300,000  172
Educational Medical, Inc.   7,000  47
Strayer Education, Inc.   215,000  8,063
  8,282
LEASING & RENTAL - 0.2%
Aaron Rents, Inc. Class B  420,700  6,258
Alrenco, Inc. (a)  250,000  3,656
Globe Business Resources, Inc. (a)  85,000  1,317
Hanover Compressor Co.   43,200  1,045
Mitcham Industries, Inc. (a)  264,000  3,861
Rent-Way, Inc. (a)  116,500  1,733
  17,870
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
PRINTING - 1.0%
Adare Printing Group PLC  475,454 $ 5,069
Devon Group, Inc. (a)(d)  630,600  25,382
Graphic Industries, Inc. (d)  722,000  9,657
Paris Corp. (a)  164,500  288
Pubco Corp. (a)(d)  194,700  1,728
Reynolds & Reynolds Co. Class A  1,625,000  31,484
Unidigital, Inc. (a)  37,700  283
Valassis Communications, Inc. (a)  400,000  11,225
  85,116
SERVICES - 2.7%
BA Merchant Services, Inc. Class A (a)  799,200  15,235
Barbers Hairstyling for Men, Inc. (a)  12,750  89
Borg Warner Security Corp. (a)  575,200  9,958
Caldwell Partners International Class A (non-vtg.) 600,000 2,873 Candle Australia Ltd. (a) 150,009 226
Concord Career Colleges, Inc. (a)  250,000  406
Corporate Services Group PLC  100,000  297
Craig (Jenny), Inc. (a)(d)  1,140,600  7,770
Dun & Bradstreet Corp.   2,200,000  59,400
EMIS (European Marketing Information Services NV)  50,000  198
Failure Group, Inc. (a)  21,400  155
Fugro NV  80,100  2,232
Firstservice Corp. (a)  10,000  82
Halma PLC ORD  750,000  2,134
ICTS International NV (a)  150,000  1,219
LCS Industries, Inc.   92,200  1,395
Lamalie Associates, Inc.   95,900  1,966
Lawyers Title Corp. (d)  891,200  19,272
Mail Boxes Etc. (a)  267,700  7,362
Morgan & Banks Ltd.   650,000  4,766
NFO Research, Inc. (a)  90,200  2,165
OroAmerica, Inc. (a)(d)  414,200  1,760
Pittston Co.:
(Brinks Group)  278,200  9,685
 (Burlington Group)  886,100  21,931
Programming & Systems, Inc. (a)(d)  313,300  -
RCM Technologies, Inc. (a)  150,000  1,650
Railtrack PLC Class L  1,000,000  13,016
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - CONTINUED
Rentokil Initial PLC  5,250,000 $ 18,731
Right Management Consultants, Inc. (a)(d)  659,400  6,429
Seattle FilmWorks, Inc. (a)(d)  909,000  12,044
Speedy Muffler King, Inc. (a)  101,600  486
Stanley Technology Group, Inc. (a)  275,000  2,025
TSB International, Inc. (a)  125,000  580
Thomas Group (a)(d)  364,900  4,379
Unifirst Corp. Massachusetts  25,700  604
Winston Resources, Inc. (a)  27,000  110
Zebra Technologies Corp. Class A (a)  148,700  4,638
  237,268
TOTAL SERVICES   371,923
TECHNOLOGY - 11.2%
COMMUNICATIONS EQUIPMENT - 0.6%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  250,000  6,750
Aspect Telecommunications Corp. (a)  68,300  1,444
Brooktrout Technology, Inc. (a)  137,800  1,404
Circuit Systems, Inc. (a)  158,500  822
Dycom Industries, Inc. (a)  159,600  2,833
IPC Information Systems, Inc. (a)(d)  760,800  12,173
Microlog Corp. (a)  182,500  844
Napco Security Systems, Inc. (a)  171,100  727
Network General Corp. (a)  800,000  13,000
Norstan, Inc. (a)  446,000  7,805
Olicom A/S (a)  115,000  2,530
Trans Lux Corp.   2,000  27
  50,359
COMPUTER SERVICES & SOFTWARE - 4.8%
Advanced Communication Systems, Inc.   100,000  950
Alternative Resources Corp. (a)  99,900  2,223
American Business Information, Inc. (a)(d)  2,000,000  53,500
Applied Microsystems Corp. (a)  77,600  650
Award Software International, Inc.   262,000  2,685
BancTec, Inc. (a)(d)  1,398,600  34,178
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Black Box Corp. (a)(d)  1,200,000 $ 43,800
Boole & Babbage, Inc. (a)(d)  1,108,037  28,809
Business Objects SA sponsored ADR (a)  397,500  2,683
Cimatron Ltd. (a)  85,500  427
CI Technologies Group Ltd.   1,000,000  1,811
Computer Power Group Ltd.   578,256  1,752
Computer Data Systems, Inc. (d)  623,600  18,240
Coreco, Inc. (a)(f)  84,500  610
Data Research Associates, Inc. (a)(d)  319,500  3,914
Data Systems & Software (a)(d)  453,500  2,834
Desktop Data, Inc.   75,600  803
EIS International, Inc.   53,400  541
Edusoft Ltd. (a)  210,400  1,315
Enea Data AB, Series B Free shares (d)  110,000  2,656
Equitrac Corp. (a)(d)  304,400  4,414
FDP Corp.   115,000  920
FactSet Research Systems, Inc. (a)  210,100  5,765
Fiserv, Inc. (a)  180,000  8,640
GSE Systems, Inc. (a)(d)  329,100  1,645
Galileo International, Inc.   28,800  760
Gateway Data Sciences Corp. (a)(d)  232,000  899
GEAC Computer Ltd. (a)  200,000  8,924
Government Technology Services, Inc. (a)  200,000  1,037
Group 1 Software, Inc. (a)  165,400  1,075
Hartco Enterprises, Inc.   200,000  1,342
Informix Corp. (a)  500,000  5,656
JBA Holdings PLC  25,000  344
Kewill Systems PLC  190,000  1,995
Learning Co., Inc. (The) (a)  318,100  4,155
MARC, Inc.   56,200  1,205
MPSI Systems, Inc.   5,000  27
Mapix, Inc. (a)  107,000  1,043
Medic Computer Systems, Inc. (a)  675,000  18,225
Melita International Corp. (d)  175,000  1,662
Microsoft Corp. (a)  250,000  35,375
Misys PLC Ord.   201,600  5,027
Mysoftware Co. (a)(d)  420,700  789
New Dimension Software Ltd. (a)(d)  616,600  10,713
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Orcad, Inc. (a)(d)  643,100  7,396
Ovid Technologies, Inc. (a)  80,000  780
Ozemail Ltd. sponsored ADR (a)  198,500  1,315
Project Software & Development, Inc. (a)  50,000  1,056
Qualix Group, Inc. (d)  258,200  1,275
Rainbow Technologies, Inc. (a)(d)  824,500  15,975
SPSS, Inc. (a)  300,300  9,535
SPS Transaction Services, Inc.   39,600  859
Smith Micro Software, Inc. (a)  162,000  446
Sherwood Computers Services PLC Class L  130,000  576
Symantec Corp. (a)  1,250,000  30,078
Symix Systems, Inc. (a)  75,000  1,041
Tecnost Spa  1,000,000  1,673
TT Teito OY  160,000  13,948
Vestcom International, Inc. (d)  206,000  3,425
Viewlogic Systems, Inc.   10,000  147
Walsh International, Inc. (a)  177,000  1,593
  417,136
COMPUTERS & OFFICE EQUIPMENT - 1.6%
Advanced Digital Information Corp. (a)  299,300  5,350
Amplicon, Inc.   24,200  702
Bell & Howell Co. (a)  181,800  5,602
Control Data Systems, Inc. (a)  62,600  1,264
Creative Technology Corp. Ltd. (a)  306,400  6,243
Cybex Corp. (a)  276,400  6,634
Eltron International, Inc. (a)  142,300  4,260
Fore Systems, Inc. (a)  310,000  4,979
Galileo Technology Ltd.   3,300  80
General Scanning, Inc. (a)  125,000  2,250
Genicom Corp. (a)(d)  1,101,400  10,050
International Imaging Materials, Inc. (a)(d)  585,900  13,915
Intest Corp. (d)  227,000  2,071
Kentek Information Systems, Inc.   254,600  2,228
Kronos, Inc. (a)  112,900  2,766
Nam Tai Electronics, Inc.   298,700  8,065
Performance Technologies, Inc. (a)  188,500  3,346
Pomeroy Computer Resources, Inc. (a)  123,400  3,949
Quantum Corp. (a)  1,138,600  33,090
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Quixote Corp. (d)  423,700 $ 3,390
Scan-Optics, Inc.   130,000  975
Silicon Graphics, Inc.   411,400  10,285
Southern Electronics Corp. (a)(d)  716,600  10,928
  142,422
ELECTRONIC INSTRUMENTS - 0.6%
Aeroflex, Inc. (a)  78,500  437
ASECO Corp. (a)  131,140  1,943
BTU International, Inc. (a)(d)  459,800  2,012
DSP Technology, Inc. (a)(d)  160,800  884
Elscint Ltd. (a)(d)  1,169,000  10,083
Hurco Companies, Inc. (a)  259,028  1,554
Lam Research Corp. (a)  201,300  10,644
Mesa Laboratories, Inc. (a)  87,900  472
Modern Controls, Inc.   56,200  829
ORBIT/FR, Inc. (d)  149,600  1,739
Reliability, Inc. (a)(d)  303,000  7,878
Thermo Optek Corp. (a)  74,000  1,064
Wireless Telecom Group, Inc.   575,400  6,761
X-Rite, Inc.   236,500  4,759
  51,059
ELECTRONICS - 3.3%
Actel Corp. (a)  450,000  8,662
Align Rite International, Inc. (a)(d)  440,000  6,930
Apollo Electronics Co. Ltd.   4,000  57
ASM Pacific Technology Ltd.   2,666,000  2,445
Atmel Corp. (a)  650,000  22,181
Audiovox Corp. Class A (a)  658,200  5,142
Benchmarq Microelectronics, Inc. (a)  265,900  5,983
Bergman & Beving AB Class B Free shares  300,000  11,258
Continental Circuits Corp. (a)(d)  608,950  11,266
Corcom, Inc. (a)(d)  362,600  3,626
DH Technology, Inc. (a)(d)  440,800  9,698
Dallas Semiconductor Corp. (d)  1,475,000  57,617
Diodes, Inc.   52,200  577
Griffon Corp. (a)(d)  2,859,500  41,820
Integrated Circuit Systems, Inc. (a)  20,800  549
Kingboard Chemical Holdings Ltd.   3,440,000  1,922
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Methode Electronics, Inc. Class A  400,000 $ 8,300
Micro Linear Corp. (a)(d)  1,175,000  10,060
Microsemi Corp. (a)(d)  870,800  12,028
Pioneer Standard Electronics, Inc.   446,000  6,300
Quality Semiconductor, Inc. (a)  200,000  2,650
Siliconix, Inc. (a)  3,300  127
Sterling Electronics Corp.   54,750  654
Taitron Components, Inc. Class A (a)(d)  393,900  1,329
Tower Semiconductor Ltd. (a)  300,000  5,325
Techtronic Industries Co. Ord.   2,000,000  506
Varitronix International Ltd.   1,500,000  2,461
Video Display Corp. (a)(d)  313,700  1,568
Wongs Industrial International  5,250,000  2,442
Wongs International Holdings warrants 5/31/00 (a) 1,000,000 109 Zilog, Inc. (a)(d) 2,009,200 48,723
  292,315
PHOTOGRAPHIC EQUIPMENT - 0.3%
Imation Corp. (a)  1,000,000  24,562
TOTAL TECHNOLOGY   977,853
TRANSPORTATION - 4.1%
AIR TRANSPORTATION - 1.9%
America West Holding Corp. Class B (a)  1,192,400  16,470
ASA Holdings, Inc. (d)  1,945,000  54,946
CHC Helicopter Corp. Class A  370,000  3,194
Comair Holdings, Inc.   238,100  6,414
Kitty Hawk, Inc.   50,300  906
Midwest Express Holdings, Inc. (a)(d)  648,750  16,178
National Express Group PLC Class L  50,000  392
Transat AT, Inc. (a)  350,000  2,603
Viad Corp.   3,500,000  66,281
  167,384
RAILROADS - 0.9%
Canadian National Railway Co.   1,500,000  77,919
Varlen Corp.   120,203  3,772
  81,691
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - CONTINUED
SHIPPING - 0.1%
Ocean Wilsons Holding PLC  150,000 $ 266
Saevik Supply AS (d)  700,000  9,631
  9,897
TRUCKING & FREIGHT - 1.2%
Air Express International Corp.   739,950  22,892
Arnold Industries, Inc.   1,302,500  22,468
Baltrans Holdings Ltd.   1,500,000  275
Cannon Express, Inc. Class A (a)(d)  271,200  1,831
Frozen Food Express Industries, Inc.   89,500  828
Goodfellow, Inc. (d)  250,000  1,787
Hub Group, Inc. Class A (a)  82,500  2,764
Landair Services, Inc. (a)  178,200  3,141
Landstar System, Inc. (a)  103,100  2,577
Mark VII, Inc. (a)  156,000  4,914
Marten Transport Ltd. (a)(d)  296,000  5,698
MTL, Inc. (a)(d)  452,000  10,904
Old Dominion Freight Lines, Inc. (a)(d)  463,000  7,639
USFreightways Corp.   387,600  12,040
  99,758
TOTAL TRANSPORTATION   358,730
UTILITIES - 3.8%
CELLULAR - 0.5%
Century Telephone Enterprises, Inc.   1,000,000  36,750
Europolitan Holdings AB  25,000  588
Palmer Wireless, Inc. (a)  98,200  1,663
Rural Cellular Corp. Class A (a)  90,000  934
Vodafone Group PLC  300,000  1,516
  41,451
ELECTRIC UTILITY - 0.6%
Central Maine Power Co.   586,800  7,922
Gas Y Electricidad  15,000  966
National Grid Co. PLC  6,000,000  25,393
Niagara Mohawk Power Corp. (a)  391,800  3,649
Scottish Power PLC ADR  550,000  3,888
Scottish Hydro-Electric PLC Ord.   1,000,000  7,299
  49,117
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
GAS - 0.6%
Aquila Gas Pipeline Corp.   1,025,900 $ 13,465
Midcoast Energy Resources, Inc.   224,500  4,069
Southwestern Energy Co. (d)  1,676,100  23,046
USX-Delhi Group (d)  824,200  10,354
  50,934
TELEPHONE SERVICES - 0.2%
Atlantic Tele-Network, Inc. (a)(d)  1,227,300  15,341
Davel Communications Group, Inc. (a)(d)  416,000  7,410
  22,751
WATER - 1.9%
Hyder PLC  5,200,002  73,783
Severn Trent PLC Ord.   950,000  13,479
South West Water PLC Ord.   500,000  6,422
Yorkshire Water PLC  10,000,000  73,324
  167,008
TOTAL UTILITIES   331,261
TOTAL COMMON STOCKS
(Cost $5,185,825)   7,087,678
PREFERRED STOCKS - 0.7%
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSTRUCTION & REAL ESTATE - 0.0%
BUILDING MATERIALS - 0.0%
Bird Corp. $1.85  87,250  1,527
ENERGY - 0.6%
OIL & GAS - 0.6%
Atlantic Richfield Co. $2.23  1,809,100  44,549
Goodrich Petroleum Corp., Series A  80,200  592
   45,141
TOTAL CONVERTIBLE PREFERRED STOCKS   46,668
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCE - 0.1%
BANKS - 0.1%
Bank Austria AG   135,912 $ 4,832
Creditanstalt Bankverein  50,000  2,343
  7,175
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Prosieben Media AG (non-vtg.)  5,000  224
NONDURABLES - 0.0%
FOODS - 0.0%
Chips AB OY (a)  5,000  348
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
Telecom Italia Mobile Spa de Risp  1,500,000  2,614
TOTAL NONCONVERTIBLE PREFERRED STOCKS   10,361
TOTAL PREFERRED STOCKS
(Cost $52,274)   57,029
CONVERTIBLE BONDS - 0.0%
 MOODY'S RATINGS  PRINCIPAL
 (UNAUDITED) (C) AMOUNT (000S)
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Mercury Air Group, Inc. 7 3/4%, 2/1/06  B- $ 500,000  518
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Park Ohio Industries, Inc. 7 1/4%, 6/15/04 (e)  -  2,000,000  1,960
TOTAL CONVERTIBLE BONDS
(Cost $2,593)   2,478
CASH EQUIVALENTS - 17.9%
 SHARES VALUE (NOTE 1)
  (000S)
Taxable Central Cash Fund (b)
(Cost $1,559,639)    1,559,638,932 $ 1,559,639
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $6,800,331)  $ 8,706,824
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Affiliated company (see Note 6 of Notes to Financial Statements).
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Park Ohio Industries, Inc.
 7 1/4%, 6/15/04 6/6/94 $ 2,000
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $61,273,000 or 0.7% of net assets.
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  79.4%
United Kingdom  6.6
Canada  4.7
Finland  1.5
Denmark  1.1
Norway  1.0
Others (individually less than 1%)  5.7
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $6,801,598,000. Net unrealized appreciation aggregated $1,905,226,000, of which $2,058,905,000 related to appreciated investment securities and $153,679,000 related to depreciated investment securities.
The fund hereby designates approximately $24,739,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) JULY 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $6,800,331) -                      $ 8,706,824
SEE ACCOMPANYING SCHEDULE

CASH                                                                         554

RECEIVABLE FOR INVESTMENTS SOLD                                              27,598

RECEIVABLE FOR FUND SHARES SOLD                                              20,798

DIVIDENDS RECEIVABLE                                                         9,619

INTEREST RECEIVABLE                                                          7,718

OTHER RECEIVABLES                                                            186

 TOTAL ASSETS                                                                8,773,297

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                $ 80,986

PAYABLE FOR FUND SHARES REDEEMED                                  11,323

ACCRUED MANAGEMENT FEE                                            5,165

OTHER PAYABLES AND ACCRUED EXPENSES                               2,513

 TOTAL LIABILITIES                                                           99,987

NET ASSETS                                                                  $ 8,673,310

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 6,294,560

UNDISTRIBUTED NET INVESTMENT INCOME                                          62,129

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        410,181
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    1,906,440
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 344,125 SHARES OUTSTANDING                                  $ 8,673,310

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                         $25.20
PER SHARE ($8,673,310 (DIVIDED BY) 344,125 SHARES)

MAXIMUM OFFERING PRICE PER SHARE                                             $25.98
(100/97.00 OF $25.20)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                       $ 85,663
DIVIDENDS (INCLUDING $10,390 RECEIVED FROM
AFFILIATED ISSUERS)

INTEREST                                                                 65,230

                                                                         150,893

LESS FOREIGN TAXES WITHHELD                                              (6,140)

 TOTAL INCOME                                                            144,753

EXPENSES

MANAGEMENT FEE                                             $ 39,775
BASIC FEE

 PERFORMANCE ADJUSTMENT                                     6,610

TRANSFER AGENT FEES                                         12,891

ACCOUNTING FEES AND EXPENSES                                817

NON-INTERESTED TRUSTEES' COMPENSATION                       30

CUSTODIAN FEES AND EXPENSES                                 720

REGISTRATION FEES                                           1,386

AUDIT                                                       68

LEGAL                                                       24

MISCELLANEOUS                                               22

 TOTAL EXPENSES BEFORE REDUCTIONS                           62,343

 EXPENSE REDUCTIONS                                         (752)        61,591

NET INVESTMENT INCOME                                                    83,162

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF          472,141
 $27,541 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                              (68)         472,073

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      1,503,075

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (308)        1,502,767

NET GAIN (LOSS)                                                          1,974,840

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 2,058,002
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JULY 31,       JULY 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 83,162       $ 51,737
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  472,073        426,340

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      1,502,767      (121,876)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           2,058,002      356,201
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (53,737)       (37,877)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (357,058)      (204,731)

 TOTAL DISTRIBUTIONS                                       (410,795)      (242,608)

SHARE TRANSACTIONS                                         3,683,464      1,468,403
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             402,041        237,135

 COST OF SHARES REDEEMED                                   (1,079,186)    (748,770)

 REDEMPTION FEES                                           1,242          900

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           3,007,561      957,668
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,654,768      1,071,261

NET ASSETS

 BEGINNING OF PERIOD                                       4,018,542      2,947,281

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 8,673,310    $ 4,018,542
INCOME OF $62,129 AND $35,638, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      170,807        75,258

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   20,738         12,697

 REDEEMED                                                  (49,663)       (38,819)

 NET INCREASE (DECREASE)                                   141,882        49,136


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JULY 31,

                                  1997                   1996       1995       1994 D     1993

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 19.87                $ 19.25    $ 17.62    $ 17.19    $ 14.94
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME             .30 C                  .26        .20        .06        .15

 NET REALIZED AND UNREALIZED       6.93                   1.83       3.57       2.15       2.88
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             7.23                   2.09       3.77       2.21       3.03
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME        (.24)                  (.23)      (.09)      (.16)      (.10)

 FROM NET REALIZED GAIN            (1.66)                 (1.24)     (2.05)     (1.62)     (.69)

 TOTAL DISTRIBUTIONS               (1.90)                 (1.47)     (2.14)     (1.78)     (.79)

REDEMPTION FEES ADDED TO           -                      -          -          -          .01
PAID IN CAPITAL

NET ASSET VALUE, END OF PERIOD    $ 25.20                $ 19.87    $ 19.25    $ 17.62    $ 17.19

TOTAL RETURN A, B                  39.45%                 11.50%     23.81%     13.67%     21.32%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 8,673                $ 4,019    $ 2,947    $ 2,167    $ 2,116
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       1.02%                  1.05%      1.12%      1.14%      1.12%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE       1.01% E                1.04% E    1.11% E    1.13% E    1.12%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     1.36%                  1.46%      1.31%      .51%       1.00%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            45%                    79%        65%        54%        47%

AVERAGE COMMISSION RATE F         $ .0230


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Low-Priced Stock Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.5% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,960,000 or 0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $4,120,753,000 and $2,275,644,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .76% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation, an affiliate of FMR and the general distributor of the fund, received sales charges of $9,602,000 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $974,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $654,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $26,000 and $72,000, respectively, under these arrangements.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AAF Industries PLC  $ - $ - $ - $ 308
AEP Industries, Inc.   -  1,843  -  -
ABT Building Products Corp.   315  -  -  12,327
Advocat, Inc.   2,532  -  -  6,579
ACETO Corp.   -  2,821  78  -
Alamco, Inc.   -  -  -  7,270
Allied Research Corp.   185  28  -  4,521
Allou Health & Beauty Care,
 Inc. Class A   -  1,048  -  -
Align Rite International, Inc.   2,820  -  -  6,930
All American Communications, Inc.   -  -  -  16,442
American Safety Razor Co.   7,979  -  -  22,372
Amerus Life Holdings, Inc.   9,028  -  82  -
American Service Group, Inc.   -  58  -  -
American Business Information, Inc.   -  1,271  -  53,500
American Indemnity Financial Corp.   -  470  58  2,046
American List Corp.   261  77  398  -
Amwest Insurance Group, Inc.   -  166  -  -
ASA Holdings, Inc.   11,969  3,625  370  54,946
ARK Restaurants Corp.   24  168  -  2,050
Atlantic Tele-Network, Inc.   7,167  -  -  15,341
Autocam Corp.   1,287  -  31  6,206
Australian Oil & Gas Corp. Ltd.   1,041  -  117  5,546
Award Software International, Inc.   -  -  -  -
Aztec Manufacturing Co.   234  122  36  9,908
BMTC Group, Inc. Class A (sub-vtg.)   963  -  -  3,673
Bank Atlantic Bancorp, Inc.   -  -  -  -
Bank United Corp. Class A   -  -  -  -
Banyan Short Term
 Income Trust (SBI)   -  -  -  -
Banyan Strategic Land Trust (SBI)   -  -  198  4,463
BA Merchant Services, Inc. Class A   1,162  1,795  -  -
BTU International, Inc.   236  -  -  2,012
Baker (J.), Inc.   679  -  23  6,857
Ballard Medical Products   13,060  -  84  43,701
BancTec, Inc.   7,557  -  -  34,178
Beijer AG (G&L), Series B   -  332  -  -
BeautiControl Cosmetics, Inc.   3,355  333  164  5,594
Bertucci's, Inc.   1,144  149  -  4,374
Belmont Homes, Inc.   1,698  22  -  6,433
Black Box Corp.   7,765  1,696  -  43,800
Boole & Babbage, Inc.   2,208  -  -  28,809
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Brookstone, Inc.  $ 148 $ - $ - $ 6,697
Bush Industries, Inc. Class A   2,607  3,237  34  -
CFC International, Inc.   2,041  34  -  3,467
Cannon Express, Inc. Class A   -  -  -  1,831
Castle Energy Corp.   -  -  148  12,607
Cavco Industries, Inc.   -  227  -  -
CEC Resources Ltd.   -  30  -  602
Celebrity, Inc.   -  211  -  -
CPAC, Inc.   3,407  -  -  8,255
Chateau Stores of Canada Ltd.
 Class A   205  -  45  1,295
Chempower, Inc.   -  1,381  -  -
Circuit Systems, Inc.   -  428  -  -
Coastal Bancorp, Inc.   206  5,103  161  -
Cogeco, Inc.   1,859  -  24  7,386
Cogeco Cable, Inc.   1,050  -  26  6,289
Cold Metal Products, Inc.   -  -  -  3,184
Cole National Corp. Class A   -  2,270  -  41,693
Columbus Energy Corp.   127  230  -  2,626
Columbus McKinnon Corp.   -  -  -  -
Communications Systems, Inc.   3,454  732  142  12,575
Computalog Ltd.   662  1,172  -  -
Computer Data Systems, Inc.   1,139  -  69  18,240
Concord Fabrics, Inc. Class A   -  -  -  1,528
Conso Products Co.   3,115  -  -  8,555
Control Devices, Inc.   -  -  -  -
Continental Circuits Corp.   3,467  -  -  11,266
Continental Homes Holding Corp.   4,971  -  140  15,909
Corcom, Inc.   1,012  220  -  3,626
ConVest Energy Corp.   36  -  -  4,385
Craig (Jenny), Inc.   2,322  4,853  -  7,770
Crazy Woman Creek Bancorp., Inc.   -  518  18  -
Crossman Communities, Inc.   4,100  -  -  15,265
Custom Chrome, Inc.   5,616  2,248  -  8,746
Cube Energy Corp.   -  553  -  -
Dyersburg Corp.   3,461  -  12  12,905
DH Technology, Inc.   1,478  591  -  9,698
DSP Technology, Inc.   -  -  -  884
DSG International Ltd.   1,199  -  -  11,785
Dallas Semiconductor Corp.   3,959  1,374  193  57,617
Data Systems & Software   760  327  -  2,834
Data Research Associates, Inc.   92  -  -  3,914
Davel Communications Group, Inc.   40  512  -  7,410
Dawson Geophysical Co.   27  54  -  -
Decorator Industries, Inc.   -  -  68  2,872
Depuy, Inc.   4,135  3,751  -  -
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Devon Group, Inc.  $ 1,978 $ - $ - $ 25,382
Diagnostic Retrieval Systems, Inc.   1,818  -  -  5,076
Dorel Industries, Inc. Class B (sub-vtg.)   523  984  -  11,998
Dreco Energy Services Ltd. Class A   -  1,333  -  -
Drew Industries, Inc.   2,587  -  -  15,058
Ducommun, Inc.   1,782  -  -  15,162
Durakon Industries, Inc.   -  -  -  6,111
Elxsi Corp.   257  -  -  2,002
EDAC Technologies Corp.   -  176  -  -
Echelon International Corp.   72  -  -  7,896
Elscint Ltd.   2,919  -  -  10,083
Enea Data AB, Series B Free shares   -  136  33  2,656
Engle Homes, Inc.   1,943  -  94  8,228
ENEX Resources Corp.   -  -  43  1,407
Excel Industries, Inc.   7,515  -  117  19,420
Equitrac Corp.   1,280  -  -  4,414
Farm Family Holdings, Inc.   5,330  2  -  15,858
Federal Screw Works   -  -  131  5,440
First Central Financial Corp.   -  123  36  398
Firstbank Puerto Rico   -  1,068  666  41,719
Flir Systems, Inc.   3,387  -  -  9,861
FRM Nexus, Inc.   -  -  -  313
Fabri-Centers of America, Inc.
 Class A   561  409  -  12,004
Farr Co.   216  -  -  5,873
Foremost Industries, Inc.   1,390  129  -  4,914
Fossil, Inc.   3,423  -  -  20,490
Gainsco, Inc.   3,925  5,541  100  12,441
Galey & Lord, Inc.   167  -  -  11,559
Gateway Data Sciences Corp.   1,283  -  -  899
GBC Bancorp California   61  -  221  21,824
Gehl Co.   1,868  82  -  9,783
Genicom Corp.   3,256  574  -  10,050
Goodfellow, Inc.   493  -  23  1,787
Government Technology Services, Inc.   23  -  -  -
Granite Financial, Inc.   -  -  -  -
Griffon Corp.   16,154  -  -  41,820
Graphic Industries, Inc.   1,429  -  45  9,657
GSE Systems, Inc.   -  39  -  1,645
Haemonetics Corp.   -  3,437  -  -
HEI, Inc.   1,384  1,437  -  -
Hein-Werner Corp.   -  418  -  -
Helen of Troy Corp.   332  -  -  42,182
Herbalife International, Inc.   12,870  7,077  1,220  46,934
Home State Holdings, Inc.   -  158  -  -
HPSC, Inc.   -  142  -  1,786
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
IHOP Corp.  $ 6,962 $ - $ - $ 24,721
ILC Technology, Inc.   -  793  -  -
Independence Federal Savings Bank   -  -  26  1,673
Intercontinental Life Corp.   1,435  -  -  8,600
Intermetco Ltd.   -  443  -  -
International Imaging Materials, Inc.   5,719  2,705  -  13,915
International Jenson, Inc.   -   5,009  -  -
Intest Corp.   -  -  -  2,071
IPC Information Systems, Inc.   1,020  1,154  -  12,173
Jean Coutu Group, Inc. Class A   3,806  -  157  22,615
Jean Philippe Fragrances, Inc.   -  88  -  5,372
Journal Register Co.   9,355  -  -  19,708
Kennedy Wilson, Inc.   124  -  -  1,601
Kenneth Cole Productions, Inc. Class A   283  -  -  6,686
Kentucky Electric Steel, Inc.   -  -  -  1,665
Kentek Information Systems, Inc.   -  -  8  -
Kevco, Inc.   3,168  -  -  -
Key Energy Group, Inc.   -  -  -  -
Koss Corp.   1,529  -  -  2,938
Laser Industries Ltd. Ord.   2,728  -  -  13,129
Lawyers Title Corp.   6,023  -  62  19,272
Lechters, Inc.   -  1,573  -  4,950
Libbey, Inc.   -  -  115  28,582
Life USA Holding, Inc.   9,300  -  -  28,639
Lund International Holdings, Inc.   -  3  -  -
M Corp, Inc.   -  -  -  544
M/I Schottenstein Homes, Inc.   241  -  -  12,210
MMI Companies, Inc.   -  -  49  19,225
MacFrugals Bargains Closeouts, Inc.   1,140  2,032  -  43,754
Markwest Hydrocarbon, Inc.   2,701  -  -  -
Marten Transport Ltd.   35  -  -  5,698
Martin Color-Fi, Inc.   349  -  -  2,902
Medstone International, Inc.   404  -  -  3,154
Melita International Corp.   2,000  250  -  1,662
Mercury Air Group   87  -  31  4,222
Micro Linear Corp.   -  -  -  10,061
Microsemi Corp.   5,619  -  -  12,028
Midwest Express Holdings, Inc.   -  2,270  -  16,178
Mitcham Industries, Inc.   197  -  -  -
Monro Muffler Brake, Inc.   4,636  89  -  11,899
Moore Medical Corp.   -  1,908  -  -
MTL, Inc.   4,583  -  -  10,904
Movado Group, Inc.   -  -  51  13,742
MYR Group, Inc.   1,066  -  11  5,129
Mysoftware Co.   662  -  -  789
Nathans Famous, Inc.   378  -  -  1,111
Natural Alternatives International, Inc.   472  1,791  -  2,606
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
New Dimension Software Ltd.  $ 735 $ - $ - $ 10,713
North American Mortgage Co.   8,904  20  72  32,269
NSC Corp.   37  -  82  1,514
Nutramax Products, Inc.   769  -  -  7,808
99 Cents Only Stores   137  -  -  -
OEC Medical Systems, Inc.   5,526  1,038  -  17,125
Old American Stores, Inc.   -  1,336  -  171
Old Dominion Freight Lines, Inc.   568  -  -  7,639
One Price Clothing Stores, Inc.   -  -  -  3,276
ORBIT/FR, Inc.   -  -  -  1,739
Orcad, Inc.   3,252  330  -  7,396
Oriole Homes Corp. Class B   -  -  -  2,284
OroAmerica, Inc.   141  -  -  1,760
Orthofix International   1,042  -  -  8,278
Piercing Pagoda, Inc.   1,300  -  -  16,434
Patrick Industries, Inc.   -  1,392  99  8,893
Pe Ben Oilfield Services Ltd.   38  -  -  1,200
Petroleum Development Corp.   333  447  -  5,895
Petroleum Helicopters, Inc.   884  -  41  3,320
Pittston Co. (Burlington Group)   2,148  -  68  -
Poncebank   96  1,432  322  9,549
Powell Industries, Inc.   3,924  -  -  13,381
Premier Choix Tvec, Inc. Class A   -  -  51  4,075
Primex Technologies, Inc.   1,963  -  -  10,974
Pubco Corp.   252  -  -  1,728
Programming & Systems, Inc.   -  -  -  -
PXRE Corp.   710  -  -  22,403
Qualix Group, Inc.   1,502  1,118  -  1,275
Quest Diagnostics, Inc.   6,785  -  -  32,444
Quality Semiconductor, Inc.   -  1,336  -  -
Quixote Corp.   88  140  107  3,390
Rainbow Technologies, Inc.   6,703  -  -  15,975
Raytech Corp.   146  -  -  1,828
Reflectone, Inc.   -  2,985  -  -
Regal-Beloite Corp.   -  1,385  131  -
Rehabcare Corp.   175  1,360  -  11,486
Reliability, Inc.   579  -  -  7,878
Res-Care, Inc.   3,818  -  -  17,100
Right Management Consultants, Inc.   1,114  -  -  6,429
Rightchoice Managed Care, Inc.   -  1,780  -  -
Riser Foods, Inc. Class A   329  4,816  81  -
RLI Corp.   -  1,831  67  -
RPC Energy Services, Inc.   4,956  -  -  20,954
S&K Famous Brands, Inc.   409  -  -  6,024
Sands Regent   -  -  -  -
Saevik Supply AS   903  -  -  9,631
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
San Francisco Boutiques, Inc.
 Class B (sub-vtg.)  $ - $ - $ - $ 970
SCPIE Holdings, Inc.   952  -  34  18,162
Schult Homes Corp.   3,953  392  73  7,734
Seattle FilmWorks, Inc.   1,198  -  -  12,044
Sevenson Environmental Services   -  -  5  -
Seibels Bruce Group, Inc.   708  -  -  2,146
Shelter Components Corp.   605  2,858  41  7,512
Sonic Corp.   11,710  -  -  30,338
Sound Advice, Inc.   4  55  -  680
Southern Electronics Corp.   2,148  -  -  10,928
Southern Energy Homes, Inc.   6,062  -  -  14,267
Southwestern Energy Co.   2,824  -  89  23,046
Sparebanken Rana Grunnfondsbevis   71  -  28  600
Special Metals Corp.   3,304  -  -  6,768
Speizman Industries, Inc.   174  36  -  1,050
Standard Commercial Corp.   3,271  -  -  14,772
Stanley Furniture Co., Inc.   -  -  -  -
Steel of West Virginia, Inc.   -  -  -  6,713
Stephan Co.   -  -  33  4,766
Stewart Information Services Corp.   1,578  -  134  13,838
Summit Holdings Southeast, Inc.   50  -  -  5,813
Superior Energy Services, Inc.   1,108  -  -  6,566
Superior Surgical Manufacturing   3,047  -  90  -
Swift Energy Co.   9,788  -  -  23,099
Sybron Chemical Industry Corp.   637  -  -  8,035
Sylvan Foods Holdings, Inc.   -  143  -  7,152
Symons International Group, Inc.   518  -  -  --
T B Wood's Corp.   1,557  -  67  6,319
Taitron Components, Inc. Class A   323  -  -  1,329
Talentum OY Class B   325  -  118  5,699
Tay Homes PLC   -  -  226  4,035
TBC Corp.   6,681  -  -  16,870
Thomas Group   448  366  -  4,379
Thorn Apple Valley, Inc.   -  -  -  -
Torch Energy Royalty Trust unit   2,583  390  589  6,757
Transpro, Inc.   2,634  -  89  6,237
Transport Holdings, Inc. Class   -  -  -  -
Transtechnology Corp.   1,716  -  93  9,955
Twin Disc, Inc.   449  -  28  4,561
Twinlab Corp.   1,916  -  -  --
Uni Select, Inc.   355  -  100  7,544
Unicomp, Inc.   875  -  -  -
6. TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES - CONTINUED
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Unidigital, Inc.  $ - $ - $ - $ -
Unionamerica Holdings PLC
 sponsored ADR   -  -  -  18,928
United Insurance Companies, Inc.   -  -  -  -
Universal Health Services, Inc. Class B   2,632  3,371  -  --
URS Corp.   3,900  -  -  11,239
USX-Delhi Group   1,978  1,974  150  10,354
Unico America Corporation   146  -  23  3,627
US Home Corp.   -  -  -  19,971
Utah Medical Products, Inc.   1,033  2,411  -  5,400
Valley Forge Corp.   613  -  59  6,497
Varsity Spirit Corp.   -  3,974  59  -
Vaughns, Inc.   134  216  -  --
Vertex Communications Corp.   -  -  -  11,159
Vestcom International, Inc.   -  -  -  3,425
Video Display Corp.   601  -  -  1,568
Virginia First Financial Corp.   609  -  --  7,560
Warren Bancorp., Inc.   753  -  309  6,550
Washington Homes, Inc.   674  -  -  1,912
Weston (Roy F.), Inc. Class A   -  -  -  1,132
Wilshire Financial Services
 Group, Inc.   152  -  -  --
World Fuel Services Corp.   -  -  241  17,885
Worldtex Corp.   2,515  -  -  9,679
WSOY (Werner Soderstrom Osakeyhtio)
 Class B   -  491  489  25,305
Western Beef, Inc.   1,157  -  -  3,713
Winsloew Furniture, Inc.   1,133  -  -  5,996
Wynn's International, Inc.   10,966  -  138  33,094
York Group, Inc.   -  -  6  -
Zilog, Inc.   19,575  -  -  48,723
TOTALS  $ 480,021 $ 128,876 $ 10,390 $ 2,472,799
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Puritan Trust: Fidelity Low-Priced Stock Fund, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Puritan Trust: Fidelity Low-Priced Stock Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 11, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $1.10 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.
A total of 7.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
Joel C. Tillinghast, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY

(REGISTERED TRADEMARK)

BALANCED
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     35   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    39   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    45   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            46


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997           PAST 1   PAST 5    PAST 10
                                      YEAR     YEARS     YEARS

FIDELITY BALANCED                     33.82%   72.49%    195.94%

S&P 500(REGISTERED TRADEMARK)         52.14%   155.75%   303.48%

LEHMAN BROTHERS AGGREGATE             10.76%   41.93%    139.30%
 BOND INDEX

BALANCED FUNDS AVERAGE                29.46%   88.96%    194.25%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 317 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997    PAST 1   PAST 5   PAST 10
                               YEAR     YEARS    YEARS

FIDELITY BALANCED              33.82%   11.52%   11.46%

S&P 500                        52.14%   20.66%   14.96%

LEHMAN BROTHERS AGGREGATE      10.76%   7.26%    9.12%
 BOND INDEX

BALANCED FUNDS AVERAGE         29.46%   13.51%   11.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970731 19970812 100710 S00000000000001
             Balanced                    S&P 500
LB Aggregate Bond
             00304                       SP001
LB001
  1987/07/31      10000.00                    10000.00
   10000.00
  1987/08/31      10127.27                    10373.00
    9946.49
  1987/09/30       9955.09                    10145.83
    9734.68
  1987/10/31       9112.24                     7960.42
   10081.39
  1987/11/30       8971.76                     7304.48
   10162.14
  1987/12/31       9246.75                     7860.35
   10300.56
  1988/01/31       9684.35                     8191.27
   10662.65
  1988/02/29       9960.24                     8572.99
   10789.22
  1988/03/31       9872.56                     8308.08
   10687.96
  1988/04/30       9949.76                     8400.30
   10630.29
  1988/05/31       9988.36                     8473.38
   10558.83
  1988/06/30      10386.68                     8862.31
   10813.57
  1988/07/31      10327.94                     8828.63
   10756.86
  1988/08/31      10278.99                     8528.46
   10785.06
  1988/09/30      10524.71                     8891.77
   11029.22
  1988/10/31      10683.57                     9138.96
   11236.86
  1988/11/30      10584.28                     9008.28
   11100.36
  1988/12/31      10705.83                     9165.92
   11112.86
  1989/01/31      11071.15                     9836.87
   11272.75
  1989/02/28      10989.97                     9591.93
   11191.04
  1989/03/31      11111.88                     9815.42
   11239.43
  1989/04/30      11471.99                    10324.84
   11474.62
  1989/05/31      11729.21                    10743.00
   11776.15
  1989/06/30      11904.39                    10681.76
   12134.71
  1989/07/31      12373.48                    11646.33
   12392.66
  1989/08/31      12446.45                    11874.59
   12209.05
  1989/09/30      12456.21                    11825.91
   12271.53
  1989/10/31      12498.43                    11551.55
   12573.70
  1989/11/30      12688.44                    11787.20
   12693.54
  1989/12/31      12815.83                    12070.09
   12727.51
  1990/01/31      12342.43                    11260.19
   12576.26
  1990/02/28      12432.60                    11405.44
   12616.96
  1990/03/31      12534.04                    11707.69
   12626.25
  1990/04/30      12362.66                    11415.00
   12510.57
  1990/05/31      12773.98                    12527.96
   12880.99
  1990/06/30      12830.80                    12442.77
   13087.67
  1990/07/31      12865.54                    12402.95
   13268.71
  1990/08/31      12321.28                    11281.73
   13091.51
  1990/09/30      12119.99                    10732.31
   13199.82
  1990/10/31      12061.26                    10686.16
   13367.41
  1990/11/30      12484.05                    11376.48
   13655.15
  1990/12/31      12756.22                    11693.89
   13867.92
  1991/01/31      13284.23                    12203.74
   14039.35
  1991/02/28      13884.24                    13076.31
   14159.19
  1991/03/31      14149.80                    13392.75
   14256.60
  1991/04/30      14380.77                    13424.90
   14411.05
  1991/05/31      14842.71                    14004.85
   14495.32
  1991/06/30      14572.84                    13363.43
   14487.95
  1991/07/31      14954.39                    13986.17
   14688.86
  1991/08/31      15299.02                    14317.64
   15006.73
  1991/09/30      15429.22                    14078.53
   15310.82
  1991/10/31      15774.37                    14267.18
   15481.29
  1991/11/30      15493.14                    13692.22
   15623.24
  1991/12/31      16172.53                    15258.61
   16087.22
  1992/01/31      16172.53                    14974.80
   15868.37
  1992/02/29      16408.24                    15169.47
   15971.55
  1992/03/31      16303.64                    14873.66
   15881.50
  1992/04/30      16502.46                    15310.95
   15996.22
  1992/05/31      16807.33                    15385.97
   16298.06
  1992/06/30      16754.63                    15156.72
   16522.37
  1992/07/31      17157.06                    15776.63
   16859.46
  1992/08/31      17250.96                    15453.21
   17030.25
  1992/09/30      17370.31                    15635.56
   17232.12
  1992/10/31      17287.07                    15690.28
   17003.65
  1992/11/30      17328.69                    16225.32
   17007.50
  1992/12/31      17457.53                    16424.89
   17277.94
  1993/01/31      17841.05                    16562.86
   17609.27
  1993/02/28      18324.01                    16788.12
   17917.52
  1993/03/31      18908.36                    17142.35
   17992.18
  1993/04/30      19511.82                    16727.50
   18117.47
  1993/05/31      19827.92                    17175.80
   18140.54
  1993/06/30      19843.55                    17225.61
   18469.30
  1993/07/31      20105.04                    17156.71
   18573.76
  1993/08/31      20758.74                    17806.95
   18899.32
  1993/09/30      20558.84                    17669.83
   18951.23
  1993/10/31      20726.23                    18035.60
   19022.05
  1993/11/30      20361.01                    17864.26
   18860.23
  1993/12/31      20822.88                    18080.42
   18962.45
  1994/01/31      21382.71                    18695.15
   19218.47
  1994/02/28      21009.49                    18188.51
   18884.58
  1994/03/31      20147.18                    17395.49
   18419.00
  1994/04/30      19974.45                    17618.16
   18271.92
  1994/05/31      20005.85                    17907.09
   18269.35
  1994/06/30      19799.49                    17468.37
   18228.98
  1994/07/31      20179.03                    18041.33
   18591.07
  1994/08/31      20368.80                    18781.03
   18614.14
  1994/09/30      20225.58                    18320.89
   18340.17
  1994/10/31      19986.70                    18733.11
   18323.83
  1994/11/30      19700.04                    18050.85
   18283.13
  1994/12/31      19716.31                    18318.55
   18409.38
  1995/01/31      19716.31                    18793.55
   18773.71
  1995/02/28      20149.46                    19525.93
   19220.07
  1995/03/31      20488.36                    20102.14
   19337.99
  1995/04/30      20698.91                    20694.15
   19608.11
  1995/05/31      21087.62                    21521.30
   20366.89
  1995/06/30      21317.78                    22021.23
   20516.21
  1995/07/31      21629.11                    22751.46
   20470.39
  1995/08/31      21678.26                    22808.57
   20717.44
  1995/09/30      21873.96                    23771.09
   20919.00
  1995/10/31      21675.11                    23686.22
   21191.04
  1995/11/30      22288.24                    24726.05
   21508.59
  1995/12/31      22654.66                    25202.27
   21810.43
  1996/01/31      22855.74                    26060.16
   21955.27
  1996/02/29      22436.83                    26301.74
   21573.63
  1996/03/31      22256.00                    26555.02
   21423.67
  1996/04/30      22323.80                    26946.44
   21303.19
  1996/05/31      22476.36                    27641.39
   21259.93
  1996/06/30      22647.02                    27746.70
   21545.44
  1996/07/31      22115.56                    26520.86
   21604.40
  1996/08/31      22372.72                    27080.18
   21568.19
  1996/09/30      23100.11                    28604.25
   21944.05
  1996/10/31      23845.83                    29393.16
   22430.15
  1996/11/30      25007.78                    31614.99
   22814.34
  1996/12/31      24770.23                    30988.69
   22602.22
  1997/01/31      25473.93                    32924.87
   22671.43
  1997/02/28      25737.82                    33183.00
   22727.83
  1997/03/31      25075.96                    31819.51
   22475.97
  1997/04/30      25697.98                    33719.13
   22812.42
  1997/05/31      26977.54                    35771.95
   23028.07
  1997/06/30      27907.45                    37374.54
   23301.40
  1997/07/31      29594.46                    40348.43
   23929.76
IMATRL PRASUN   SHR__CHT 19970731 19970812 100714 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Balanced Fund on July 31, 1987. As the chart shows, by July 31, 1997, the value of the investment would have grown to $29,594 - a 195.94% increase on the initial investment. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 would have grown to $40,348 - a 303.48% increase. If $10,000 was put in the bond index, it would have grown to $23,930 - a 139.30% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create an
almost perfect investing environment
for the U.S. stock market, which
posted exceptionally strong returns
for the 12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%. The
stock market spent much of the
period breaking price and trading
volume records. Solid corporate
earnings, large inflows into mutual
funds, widespread optimism and a
generally favorable interest-rate
backdrop propelled share prices
higher, especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock
market's upward climb. Higher
interest rates tend to slow economic
growth and increase borrowing
costs. When the Federal Reserve
Board raised a key short-term
interest rate in March, the stock
market - already at historically
high valuations - sold off sharply
through mid-April, when positive
news on the inflation front
emerged. From that point through
the end of the period, the market
soared ever higher, with the Dow
Jones Industrial Average breaking
through the 8000 mark for the first
time in July on its way to finishing
above 8200 at the end of the
period. The market broadened to
include many small- and
mid-capitalization stocks during
this latest rally.
NOTE TO SHAREHOLDERS: Effective July 1, 1997, Stephen Dufour (right) became Portfolio Manager of Fidelity Balanced Fund. The following is an interview with Stephen Petersen, who managed the fund for most of the period covered by this report, and Stephen Dufour, who discusses his investing style and outlook.
Q. HOW DID THE FUND PERFORM, STEVE?
S.P. For the 12-month period ending July 31, 1997, the fund had a total return of 33.82%. For the same period, the balanced funds average, as tracked by Lipper Analytical Services, was up 29.46%. In addition, the Lehman Brothers Aggregate Bond Index returned 10.76% over the past 12 months, while the Standard & Poor's 500 Index returned 52.14%.
Q. WHY DID THE FUND OUTPERFORM THE BOND INDEX, BUT UNDERPERFORM THE
S&P 500 INDEX?
S.P. Simply put, the fund outperformed the bond index because the fund had significant equity holdings - it was made up of about 62% equities and 38% bonds and short-term investments at the end of the period. In the market environment of the past year, stocks performed dramatically better than bonds. Conversely, in terms of the fund's underperformance versus the S&P 500 index, it was hurt by its holdings in bonds. In addition, most actively managed diversified funds, like this one, underperformed the S&P 500 index because the index was heavily weighted in a small number of very-large-capitalization stocks, and those stocks were the top performers over the period. In general, diversified funds own stocks of several different capitalization sizes, not just large-cap stocks.
Q. IN LIGHT OF THIS MARKET ENVIRONMENT, WHY DID THE FUND OUTPERFORM ITS PEER GROUP?
S.P. Mostly because it had a higher equities-to-bonds ratio than most other balanced funds. In addition, the fund owned more large-capitalization stocks over the period than many of its peers did, which helped the fund's relative performance significantly.
Q. WHAT WERE SOME OF THE FUND'S TOP LARGE-CAPITALIZATION STOCKS?
S.P. General Electric, the fund's top stock holding, showed consistently strong earnings growth and performed better than initial expectations. In addition, much of the fund's growth came from its holdings in large energy companies, such as British Petroleum, and from large financial companies.
Q. AT THE END OF THE PERIOD, FINANCIAL HOLDINGS MADE UP 24% OF THE FUND. WHY DID THEY LOOK GOOD?
S.P. Financial securities, which tend to do well when interest rates are low, benefited from the favorable interest-rate environment over the period. An example of an attractive, large financial holding was American Express. It traded at a discount to the overall market and showed signs of good earnings growth.
Q. HOW DID YOU POSITION THE BOND PORTION OF THE FUND OVER THE PERIOD? S.P. The fund's strategy was to be neutral, or, in other words, to make no bets in terms of the direction of interest rates. Our goal is for the bond portion of the fund to beat its index by between half of a percent and 1% each year by buying the right securities. Over the past year, this approach has been rewarded nicely. Despite the fact that interest rates generally have remained low, there was some market volatility over the period. Our neutral position benefited the overall performance of the portfolio.
Q. WERE THERE DISAPPOINTMENTS OVER THE PERIOD?
S.P. Sure. I expected to see a significant lift in the performance of cyclical stocks - those whose performance is closely associated with the strength of the economy - and I positioned the fund accordingly. Unfortunately, cyclicals did not perform well relative to growth-oriented stocks.
Q. TURNING TO YOU, STEVE, HOW DOES THE FUND LOOK GOING FORWARD?
S.D. While I don't have the ability to predict the future direction of the market, I will continue to position the fund by investing in companies with the best stories and the most attractive business prospects in the top industries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
STEVE DUFOUR ON HIS
INVESTMENT APPROACH
"AT THE END OF THE PERIOD, THE FUND
WAS VERY WELL-POSITIONED. GOING
FORWARD, I DO NOT INTEND TO MAKE
ANY RADICAL CHANGES TO THE FUND'S
POSITIONING OR PHILOSOPHY. HOWEVER,
I EXPECT TO MAKE TWO MINOR
CHANGES. I PLAN TO CUT THE OVERALL
NUMBER OF FUND HOLDINGS AND TO
REDUCE SOMEWHAT THE FUND'S
INTERNATIONAL EXPOSURE.
"IN TERMS OF THE NUMBER OF FUND
HOLDINGS, I BELIEVE I AM ABLE TO DO
A BETTER JOB INVESTING IF I FOCUS ON
A CORE GROUP OF STOCK AND BOND
NAMES INSTEAD OF A LARGE NUMBER
OF NAMES.
"I PLAN TO REDUCE SOMEWHAT THE
FUND'S FOREIGN INVESTMENTS FOR
PERFORMANCE REASONS. THERE IS
SIGNIFICANTLY LESS INFORMATION
AVAILABLE ABOUT FOREIGN STOCKS AND
BONDS THAN WHAT IS AVAILABLE ON
U.S. HOLDINGS. INFORMATION ON
FOREIGN SECURITIES IS LESS TIMELY AS
WELL. TO COMPENSATE FOR THESE RISK
FACTORS, I EXPECT TO CHOOSE ONLY
FOREIGN INVESTMENTS THAT I BELIEVE
WILL PROVIDE THE FUND WITH HIGHER
RETURNS THAN IT COULD GET FROM U.S.
SECURITIES. I PLAN TO CONTINUE TO
INVEST OVERSEAS IN TOP-PERFORMING
COMPANIES THAT I HAVE BEEN ABLE TO
RESEARCH THOROUGHLY."
FUND FACTS
GOAL: SEEKS HIGH INCOME WITH
PRESERVATION OF CAPITAL BY
INVESTING IN A BROADLY
DIVERSIFIED PORTFOLIO OF
HIGH-YIELDING EQUITY AND DEBT
SECURITIES
FUND NUMBER: 304
TRADING SYMBOL: FBALX
START DATE: NOVEMBER 6, 1986
SIZE: AS OF JULY 31, 1997,
MORE THAN $4.1 BILLION
MANAGER: STEPHEN DUFOUR,
SINCE JULY 1997; MANAGER,
FIDELITY CONVERTIBLE SECURITIES
FUND, JANUARY 1997-JULY 1997;
FIDELITY ADVISOR NATURAL
RESOURCES PORTFOLIO AND FIDELITY
SELECT ENERGY PORTFOLIO, 1996-
JANUARY 1997; FIDELITY SELECT
TRANSPORTATION PORTFOLIO, 1994-
JANUARY 1997; FIDELITY SELECT
MULTIMEDIA, 1993-1996;
JOINED FIDELITY IN 1992
(CHECKMARK)
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF JULY 31, 1997
                                       % OF FUND'S    % OF FUND'S INVESTMENTS
                                       INVESTMENTS    IN THESE STOCKS
                                                      6 MONTHS AGO

GENERAL ELECTRIC CO.                   2.2            2.0

AMERICAN EXPRESS CO.                   2.1            1.8

ALLSTATE CORP.                         1.9            1.8

BRITISH PETROLEUM PLC ORD.             1.8            1.6

FEDERAL NATIONAL MORTGAGE ASSOCIATION  1.6            1.4

TOP FIVE BOND ISSUERS AS OF JULY 31, 1997

(WITH MATURITIES OF MORE THAN ONE YEAR)   % OF FUND'S    % OF FUND'S INVESTMENTS
                                          INVESTMENTS    IN THESE BOND ISSUERS
                                                         6 MONTHS AGO

U.S. TREASURY                             13.6           13.0

FEDERAL NATIONAL MORTGAGE ASSOCIATION     4.8            5.8

FORD MOTOR CREDIT CO.                     0.7            0.7

CHRYSLER FINANCIAL CORP.                  0.7            0.7

STATE OF ISRAEL                           0.6            0.6


TOP FIVE MARKET SECTORS AS OF JULY 31, 1997

                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                            24.0           22.5

ENERGY                             8.3            10.5

UTILITIES                          6.2            6.7

INDUSTRIAL MACHINERY & EQUIPMENT   5.1            5.4

BASIC INDUSTRIES                   4.6            4.5

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997* AS OF JANUARY 31, 1997 **
ROW: 1, COL: 1, VALUE: 3.8
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 33.2
ROW: 1, COL: 4, VALUE: 60.6
STOCKS 60.5%
BONDS 33.9%
CONVERTIBLE
SECURITIES 4.3%
SHORT-TERM
INVESTMENTS 1.3%
FOREIGN
INVESTMENTS 12.3%
STOCKS 60.6%
BONDS 33.2%
CONVERTIBLE
SECURITIES 2.4%
SHORT-TERM
INVESTMENTS 3.8%
FOREIGN
INVESTMENTS 7.7%
ROW: 1, COL: 1, VALUE: 1.3
ROW: 1, COL: 2, VALUE: 4.3
ROW: 1, COL: 3, VALUE: 33.9
ROW: 1, COL: 4, VALUE: 60.5
*
**
INVESTMENTS JULY 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 60.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 3.0%
AEROSPACE & DEFENSE - 2.0%
AlliedSignal, Inc.   267,500 $ 24,676
Boeing Co.   91,752  5,396
GenCorp, Inc.   173,800  5,062
Gulfstream Aerospace Corp. (a)  82,200  2,189
Lockheed Martin Corp.   264,400  28,159
Rockwell International Corp.  22,000  1,444
Textron, Inc.   183,800  12,877
United Technologies Corp.   56,100  4,744
  84,547
DEFENSE ELECTRONICS - 0.9%
Northrop Grumman Corp.   113,000  13,009
Raytheon Co.   405,400  22,652
  35,661
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   26,100  2,310
Newport News Shipbuilding, Inc.   103,180  2,122
  4,432
TOTAL AEROSPACE & DEFENSE   124,640
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 1.6%
Air Products & Chemicals, Inc.   58,300  5,141
du Pont (E.I.) de Nemours & Co.   259,000  17,337
Goodrich (B.F.) Co.   29,600  1,338
Great Lakes Chemical Corp.   85,800  4,295
Hercules, Inc.   69,500  3,692
Millenium Chemicals, Inc.   213,642  4,500
Olin Corp.   75,600  3,204
Union Carbide Corp.   317,300  17,570
Witco Corp.   203,800  9,298
  66,375
IRON & STEEL - 0.2%
Aeroquip Vickers, Inc.   47,500  2,604
Inland Steel Industries, Inc.   210,400  4,826
Quanex Corp.   19,800  616
  8,046
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 1.2%
Alcan Aluminium Ltd.   119,700 $ 4,690
Alumax, Inc. (a)   269,016  11,400
Aluminum Co. of America  234,900  20,789
Harsco Corp.   223,200  9,904
Phelps Dodge Corp.   28,900  2,458
  49,241
PACKAGING & CONTAINERS - 0.0%
Owens-Illinois, Inc. (a)  34,400  1,187
PAPER & FOREST PRODUCTS - 1.6%
Boise Cascade Corp.   333,100  12,346
Champion International Corp.   178,400  11,061
Georgia-Pacific Corp.   60,700  5,732
James River Corp. of Virginia  477,700  19,675
Kimberly-Clark Corp.   146,700  7,436
Weyerhaeuser Co.   145,400  9,051
  65,301
TOTAL BASIC INDUSTRIES   190,150
CONSTRUCTION & REAL ESTATE - 1.0%
BUILDING MATERIALS - 0.3%
American Standard Companies, Inc. (a)  164,800  8,189
Masco Corp.   120,000  5,625
  13,814
CONSTRUCTION - 0.0%
Lennar Corp.   51,300  1,911
ENGINEERING - 0.2%
EG&G, Inc.   61,900  1,269
Fluor Corp.   112,300  6,906
  8,175
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Boston Properties, Inc.   23,900  666
Equity Residential Properties Trust (SBI)  230,200  11,611
First Industrial Realty Trust, Inc.   47,800  1,478
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Liberty Property Trust (SBI)   27,000 $ 712
Macerich Co.   89,800  2,582
Weeks Corp.   54,500  1,724
  18,773
TOTAL CONSTRUCTION & REAL ESTATE   42,673
DURABLES - 3.1%
AUTOS, TIRES, & ACCESSORIES - 2.0%
Chrysler Corp.   387,200  14,375
Cummins Engine Co., Inc.   225,500  17,702
Eaton Corp.   277,500  25,062
Johnson Controls, Inc.   49,600  2,223
Modine Manufacturing Co.   140,700  4,397
Navistar International Corp. (a)   455,200  9,389
PACCAR, Inc.   55,000  2,729
Snap-On Tools Corp.   135,450  5,587
  81,464
CONSUMER DURABLES - 0.3%
Minnesota Mining & Manufacturing Co.   154,600  14,648
CONSUMER ELECTRONICS - 0.4%
Maytag Co.   264,500  7,720
Whirlpool Corp.   175,500  8,775
  16,495
TEXTILES & APPAREL - 0.4%
Burlington Industries, Inc. (a)  62,900  813
Dexter Corp.   110,900  4,415
Kellwood Co.   200,500  6,228
Unifi, Inc.   137,600  5,255
  16,711
TOTAL DURABLES   129,318
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 7.4%
ENERGY SERVICES - 0.7%
Baker Hughes, Inc.   89,100 $ 3,926
Dresser Industries, Inc.   59,700  2,492
Schlumberger Ltd.   330,800  25,265
  31,683
OIL & GAS - 6.7%
Amerada Hess Corp.   104,200  6,128
Amoco Corp.   18,600  1,748
Atlantic Richfield Co.   167,600  12,539
British Petroleum PLC:
Ord.   5,305,798  72,586
 ADR  12,390  1,021
Burlington Resources, Inc.   107,100  5,060
Exxon Corp.   95,000  6,104
Mobil Corp.   194,000  14,841
Monterey Resources, Inc.   90,933  1,387
Phillips Petroleum Co.   152,500  7,025
Royal Dutch Petroleum Co.   652,000  36,471
Santa Fe Energy Resources, Inc. (a)  206,163  1,778
Texaco, Inc.   150,000  17,409
Tosco Corp.   575,000  18,005
Total SA:
Class B  357,867  35,912
 sponsored ADR  63,400  3,198
USX-Marathon Group  376,100  12,106
Unocal Corp.   203,981  8,159
Valero Energy Corp.   355,900  15,304
  276,781
TOTAL ENERGY   308,464
FINANCE - 17.1%
BANKS - 5.9%
Banc One Corp.   310,900  17,449
Bank of New York Co., Inc.   549,500  26,685
BankBoston Corp.   174,732  14,841
BankAmerica Corp.   554,800  41,887
Chase Manhattan Corp.  115,600  13,128
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Citicorp  193,800 $ 26,308
Comerica, Inc.   195,700  14,800
Credit Suisse Group (Reg.)  46,200  6,235
Crestar Financial Corp.   75,600  3,567
First Bank System, Inc.   194,400  17,302
NationsBank Corp.   549,527  39,119
Norwest Corp.   243,900  15,381
Wells Fargo & Co.   32,600  8,963
  245,665
CREDIT & OTHER FINANCE - 3.7%
American Express Co.   1,049,600  87,904
Beneficial Corp.   129,300  9,374
First Chicago NBD Corp.   491,000  37,255
Household International, Inc.   105,000  13,598
Transamerica Corp.   51,600  5,205
  153,336
FEDERAL SPONSORED CREDIT - 1.6%
Federal National Mortgage Association  1,387,800  65,660
INSURANCE - 4.6%
Aetna, Inc.   84,800  9,662
Allstate Corp.   988,700  78,107
American Bankers Insurance Group, Inc.   220,400  14,918
American Financial Group, Inc.   169,100  8,075
Enhance Financial Services Group Corp.   16,000  800
Fremont General Corp.   140,408  6,002
General Re Corp.   63,100  13,180
Hartford Financial Services Group, Inc.   319,600  27,845
Highlands Insurance Group, Inc. (a)  149,200  3,348
MBIA, Inc.   4,400  519
Marsh & McLennan Companies, Inc.   47,800  3,702
Provident Companies, Inc.   77,200  4,891
Providian Financial Corp.  55,000  2,155
Reliastar Financial Corp.   238,410  18,283
  191,487
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.9%
Ahmanson (H.F.) & Co.   36,100 $ 1,920
TCF Financial Corp.   8,000  429
Washington Mutual, Inc.   519,380  35,902
  38,251
SECURITIES INDUSTRY - 0.4%
Bear Stearns Companies, Inc.   102,750  4,193
First Marathon Inc. Class A (non-vtg.)  230,000  3,454
Lehman Brothers Holdings, Inc.   127,700  6,361
  14,008
TOTAL FINANCE   708,407
HEALTH - 2.1%
DRUGS & PHARMACEUTICALS - 1.5%
Bristol-Myers Squibb Co.   307,800  24,143
Novartis AG (Reg.)  4,800  7,707
Pharmacia & Upjohn, Inc.   116,900  4,413
Schering-Plough Corp.   371,600  20,275
Takeda Chemical Industries Ltd.   198,000  5,990
  62,528
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
Allegiance Corp.   190,620  5,957
Bausch & Lomb, Inc.   99,700  4,243
Baxter International, Inc.   40,700  2,353
  12,553
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare Corp.   150,000  4,838
Tenet Healthcare Corp. (a)  250,200  7,490
  12,328
TOTAL HEALTH   87,409
HOLDING COMPANIES - 0.4%
CINergy Corp.   190,000  6,388
Norfolk Southern Corp.   90,300  10,001
U.S. Industries, Inc. (a)  41,600  1,677
  18,066
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 2.6%
Emerson Electric Co.   94,000 $ 5,546
General Electric Co.   1,323,600  92,900
Omron Corp.   151,000  3,550
Westinghouse Electric Corp.   244,000  5,871
  107,867
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
Caterpillar, Inc.   98,200  5,499
Cooper Industries, Inc.   157,900  8,773
Harnischfeger Industries, Inc.   87,700  3,782
Ingersoll-Rand Co.   181,900  12,381
Keystone International, Inc.   270,400  9,785
Regal-Beloit Corp.   49,200  1,393
Stewart & Stevenson Services, Inc.   93,700  2,559
  44,172
POLLUTION CONTROL - 1.1%
Browning-Ferris Industries, Inc.   344,900  12,761
Safety Kleen Corp.   176,000  3,091
USA Waste Services, Inc. (a)  498,200  20,084
Waste Management, Inc.   194,600  6,227
Zurn Industries, Inc.   128,200  3,790
  45,953
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   197,992
MEDIA & LEISURE - 2.5%
BROADCASTING - 0.7%
British Sky Broadcasting Group  414,400  3,151
Evergreen Media Corp. Class A (a)  23,400  1,076
Scripps (E.W.) Co. Class A  26,000  1,063
Time Warner, Inc.   400,600  21,858
  27,148
ENTERTAINMENT - 0.3%
MGM Grand, Inc. (a)  82,800  2,857
Viacom, Inc. Class B (non-vtg.) (a)  281,900  8,704
  11,561
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
LEISURE DURABLES & TOYS - 0.1%
Brunswick Corp.   115,200 $ 3,715
Coleman, Inc. (a)  114,000  1,974
  5,689
LODGING & GAMING - 0.8%
HFS, Inc. (a)  150,000  8,738
Host Marriott Corp. (a)   535,000  10,667
ITT Corp. (a)  184,100  11,771
Mirage Resorts, Inc. (a)  49,500  1,324
  32,500
PUBLISHING - 0.6%
ACNielsen Corp. (a)  226,900  4,878
Cognizant Corp.   172,600  7,357
Harcourt General, Inc.   107,400  5,075
McGraw-Hill, Inc.   101,900  6,910
Meredith Corp.   45,000  1,246
  25,466
TOTAL MEDIA & LEISURE   102,364
NONDURABLES - 2.4%
BEVERAGES - 0.1%
PepsiCo, Inc.   73,500  2,816
FOODS - 0.5%
General Mills, Inc.   80,900  5,592
Heinz (H.J.) Co.   53,700  2,480
Kellogg Co.   37,400  3,436
Ralston Purina Co.   111,600  10,072
  21,580
HOUSEHOLD PRODUCTS - 0.6%
Avon Products, Inc.   28,300  2,053
Premark International, Inc.   141,800  4,476
Rubbermaid, Inc.   271,000  7,063
Unilever PLC Ord.   319,700  9,277
Unilever NV ADR  19,400  4,229
  27,098
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
TOBACCO - 1.2%
BAT Industries PLC Ord.   99,851 $ 844
Dimon, Inc.   12,000  293
Philip Morris Companies, Inc.   697,340  31,467
RJR Nabisco Holdings Corp.   479,680  15,740
Swedish Match Co.   238,500  755
  49,099
TOTAL NONDURABLES   100,593
PRECIOUS METALS - 0.2%
Newmont Mining Corp.   174,000  7,178
RETAIL & WHOLESALE - 3.3%
APPAREL STORES - 0.4%
Charming Shoppes, Inc. (a)  122,300  719
Gap, Inc.   25,000  1,111
Limited, Inc. (The)  219,000  4,886
Payless ShoeSource, Inc. (a)  153,880  9,464
  16,180
DRUG STORES - 0.2%
CVS Corp.   126,800  7,212
GENERAL MERCHANDISE STORES - 2.3%
Coles Myer Ltd.   91,281  474
Dayton Hudson Corp.   136,900  8,847
Federated Department Stores, Inc. (a)  608,800  26,673
May Department Stores Co. (The)  87,500  4,889
Sears, Roebuck & Co.   233,000  14,752
Wal-Mart Stores, Inc.   1,053,500  39,572
  95,207
GROCERY STORES - 0.1%
American Stores Co.   98,200  2,480
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Officemax, Inc. (a)  100,000  1,400
Toys "R" Us, Inc. (a)  368,200  12,540
  13,940
TOTAL RETAIL & WHOLESALE   135,019
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 0.5%
PRINTING - 0.3%
Deluxe Corp.   162,500 $ 5,413
Donnelley (R.R.) & Sons Co.   190,300  7,648
New England Business Service, Inc.   17,600  519
  13,580
SERVICES - 0.2%
Block (H&R), Inc.   120,600  4,620
Jostens, Inc.   45,000  1,162
  5,782
TOTAL SERVICES   19,362
TECHNOLOGY - 3.0%
COMMUNICATIONS EQUIPMENT - 0.4%
Alcatel Alsthom Compagnie Generale d'Electricite SA 87,644 11,439 Intermedia Communications of Florida, Inc. (a) 88,800 3,230
Lucent Technologies, Inc.   22,454  1,907
  16,576
COMPUTER SERVICES & SOFTWARE - 0.1%
Electronic Data Systems Corp.  81,000  3,503
Sabre Group Holdings, Inc. Class A (a)  57,200  1,687
  5,190
COMPUTERS & OFFICE EQUIPMENT - 1.4%
EMC Corp. (a)  270,000  13,635
International Business Machines Corp.   164,600  17,406
Unisys Corp. (a)  3,000,000  28,875
  59,916
ELECTRONICS - 1.0%
AMP, Inc.   157,600  8,235
Intel Corp.   125,000  11,477
Micron Technology, Inc. (a)   350,000  17,041
Thomas & Betts Corp.   67,500  3,856
  40,609
PHOTOGRAPHIC EQUIPMENT - 0.1%
Polaroid Corp.   74,200  4,415
TOTAL TECHNOLOGY   126,706
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 0.8%
AIR TRANSPORTATION - 0.2%
Viad Corp.   364,600 $ 6,905
RAILROADS - 0.6%
CSX Corp.   351,900  21,730
Wisconsin Central Transportation Corp. (a)  100,000  3,131
  24,861
TOTAL TRANSPORTATION   31,766
UTILITIES - 4.4%
ELECTRIC UTILITY - 1.6%
Allegheny Power System, Inc.   268,100  7,859
American Electric Power Co., Inc.   252,000  11,277
Central Maine Power Co.   187,800  2,535
CILCORP, Inc.   32,900  1,380
Consolidated Edison Co. of New York, Inc.   87,100  2,755
DQE, Inc.   55,000  1,736
DPL, Inc.   200,600  4,940
Duke Power Co.   152,377  7,724
Entergy Corp.  453,200  12,378
National Grid Co. PLC  262,400  1,111
Niagara Mohawk Power Corp. (a)  306,200  2,851
PECO Energy Co.   100,000  2,350
PG&E Corp.   202,000  5,012
Pinnacle West Capital Corp.   110,000  3,472
Unicom Corp.   48,000  1,089
  68,469
GAS - 0.8%
MCN Corp.   323,200  10,241
Pacific Enterprises  267,000  8,928
Questar Corp.   295,000  12,077
  31,246
TELEPHONE SERVICES - 2.0%
ALLTEL Corp.   162,100  5,329
Ameritech Corp.  164,400  11,087
Bell Atlantic Corp.   126,200  9,157
BellSouth Corp.   195,200  9,248
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
McLeodUSA, Inc. (a)  78,400 $ 2,695
NYNEX Corp.   203,200  11,265
SBC Communications, Inc.   229,800  13,601
Teleport Communications Group, Inc. Class A (a) 70,000 2,756 WorldCom, Inc. (a) 538,813 18,825
  83,963
TOTAL UTILITIES   183,678
TOTAL COMMON STOCKS
(Cost $1,847,211)   2,513,785
CONVERTIBLE PREFERRED STOCKS - 1.5%
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Vornado Realty Trust $3.25 Series A  42,600  2,231
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Republic Industries, Inc. $1.55  68,900  1,679
ENERGY - 0.2%
OIL & GAS - 0.2%
Occidental Petroleum Corp. $3.00  58,900  5,654
Tosco Financing Trust $2.875 (e)  13,900  813
Unocal Capital Trust $3.125  41,500  2,407
  8,874
FINANCE - 0.3%
INSURANCE - 0.1%
Aetna, Inc. Class C 6.25%  66,200  6,670
SECURITIES INDUSTRY - 0.2%
Merrill Lynch & Co, Inc. $2.3906  72,700  2,554
Salomon, Inc. $2.03  117,400  4,226
  6,780
TOTAL FINANCE   13,450
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Loral Space & Communications Ltd $3.00 Series C (e) 61,000 $ 3,096 MEDIA & LEISURE - 0.1%
BROADCASTING - 0.1%
Evergreen Media Corp. $3.00 (e)  58,000  3,255
LODGING & GAMING - 0.0%
Host Marriott Financial Trust $3.375 (e)  17,400  1,103
PUBLISHING - 0.0%
Hollinger International, Inc. $0.95  64,600  751
TOTAL MEDIA & LEISURE   5,109
NONDURABLES - 0.1%
FOODS - 0.1%
Dole Food Automatic Common Exchange
Security Trust $2.7475  61,300  2,483
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00  10,700  3,263
GENERAL MERCHANDISE STORES - 0.1%
K mart Financing I $3.875  109,000  5,941
TOTAL RETAIL & WHOLESALE   9,204
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Wang Labs, Inc. $3.25 (e)  36,000  1,791
Wang Labs, Inc. $3.25  42,100  2,105
  3,896
UTILITIES - 0.3%
CELLULAR - 0.1%
AirTouch Communications, Inc. Class B $1.74  63,600  2,019
CONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
GAS - 0.0%
MCN Corp. $4.00  18,400 $ 1,009
TELEPHONE SERVICES - 0.2%
Worldcom, Inc. 8% depositary shares  71,700  8,792
TOTAL UTILITIES   11,820
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $50,126)   61,842
CORPORATE BONDS - 12.8%
 MOODY'S  PRINCIPAL
 RATINGS (C) AMOUNT (000S)
CONVERTIBLE BONDS - 0.9%
DURABLES - 0.1%
CONSUMER ELECTRONICS - 0.1%
Matsushita Electric Industrial Co. Ltd.:
1.30%, 3/29/02  Aa2 $ 131,000  1,690
 1.40%, 3/31/04  Aa2  60,000  774
  2,464
ENERGY - 0.6%
ENERGY SERVICES - 0.1%
Baker Hughes, Inc. 0%, 5/5/08  A2  3,510  3,058
OIL & GAS - 0.5%
Pennzoil Co.:
6 1/2%, 1/15/03  Baa3  8,440  15,941
 4 3/4%,10/1/03  Baa3  4,270  5,754
  21,695
TOTAL ENERGY   24,753
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.1%
MBL International Finance of Bermuda
3%, 11/30/02  Aa2 $ 3,770 $ 4,072
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
POLLUTION CONTROL - 0.0%
WMX Technologies, Inc. 2%, 1/24/05  Baa1  1,000  923
MEDIA & LEISURE - 0.0%
LODGING & GAMING - 0.0%
Hilton Hotels Corp. 5%, 5/15/06  Baa1  1,580  1,837
RETAIL & WHOLESALE - 0.1%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Home Depot, Inc. 3 1/4%, 10/1/01  A1  4,510  5,389
TOTAL CONVERTIBLE BONDS   39,438
NONCONVERTIBLE BONDS - 11.9%
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Daimler-Benz Capital AG
4 1/8%, 7/5/03 unit  A1  3,060  2,672
Tennessee Gas Pipeline Co. 7%, 3/15/27  Baa2  3,080  3,186
  5,858
TEXTILES & APPAREL - 0.3%
Levi Strauss & Co. 7%, 11/1/06 (e)  Baa2  10,000  10,230
TOTAL DURABLES   16,088
ENERGY - 0.1%
OIL & GAS - 0.1%
Pennzoil Co. 9 5/8%, 11/15/99  Baa3  2,610  2,791
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 6.5%
ASSET-BACKED SECURITIES - 0.5%
Discover Card Master Trust I 6.90%, 2/16/00  A2 $ 4,500 $ 4,501
Green Tree Financial Corp. 6.10%, 4/15/27  Aaa  3,666  3,672
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  542  541
Premier Auto Trust:
4.90%, 12/15/98  Aaa  209  209
 8.05%, 4/4/00  Aaa  3,450  3,504
 6%, 5/6/00   Aaa  3,920  3,926
Standard Credit Card Master Trust I:
5 1/2%, 9/7/98 participation certificate  A2  2,800  2,800
 7.65%, 2/15/00  A2  2,300  2,322
Union Federal Savings Bank Grantor Trust:
7.275%, 10/10/00  Baa2  643  647
 8.20%, 1/10/01  Baa2  451  458
  22,580
BANKS - 2.5%
ABN Amro Bank NV
6 5/8%, 10/31/01  Aa3  6,750  6,843
Banc One Corp. 6.70%, 3/24/00  Aa3  5,300  5,378
Banco Latinoamer Exportaciones Euro
6.90%, 12/6/99 (e)  Baa2  2,300  2,334
BanPonce Corp.:
5 3/4%, 3/1/99  A3  1,620  1,607
 6.378%, 4/8/99  A3  2,980  2,982
BanPonce Financial Corp.:
6.88%, 6/16/00  A3  2,500  2,541
 6.69%, 9/21/00  A3  500  506
 6 3/4%, 8/9/01  A3  770  780
Capital One Bank 7.20%, 7/19/99  Baa3  18,000  18,329
Corporacion Andina De Fomento:
euro 7 1/4%, 4/30/98  Baa3  800  808
 yankee 7 1/4%, 4/30/98 (e)  A3  5,900  5,956
Export-Import Bank of Korea 6 3/8%, 2/15/06  A1  10,700  10,327
Firstar Corp. 7.15%, 9/1/00  A3  6,210  6,260
Korea Development Bank yankee:
6 3/4%, 12/1/05  A1  2,240  2,217
 7 1/4%, 5/15/06  A1  6,000  6,127
Midland American Capital Corp. gtd.
12 3/4%, 11/15/03  A1  590  637
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
BANKS - CONTINUED
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1 $ 4,500 $ 4,783
NB Capital Trust IV 8 1/4%, 4/15/27  A1  5,000  5,358
Signet Bank 7.80%, 9/15/06  Baa1  4,000  4,264
Signet Banking Corp. 9 5/8%, 6/1/99  Baa2  4,469  4,723
Union Planters National Bank
6.81%, 8/20/01  A3  4,000  4,070
Zions Bancorp. 8 5/8%, 10/15/02  Baa1  6,000  6,571
  103,401
CREDIT & OTHER FINANCE - 2.9%
AT&T Capital Corp.:
6.02%, 12/1/98  Baa3  7,500  7,508
 6.16%, 12/3/99  Baa3  2,750  2,744
Associates Corp. of North America
6 7/8%, 2/15/00  Aa3  13,000  13,244
BCH Cayman Islands Ltd. yankee
7.70%, 7/15/06  A3  2,000  2,109
BanPonce Trust I 8.327%, 2/1/27 (e)  Baa1  7,150  7,641
Chrysler Financial Corp.:
5.74%, 1/11/99  A3  5,000  4,991
 5 5/8%, 1/15/99  A3  15,000  14,935
 6 3/8%, 1/28/00  A3  7,230  7,276
Finova Capital Corp. 6.12%, 5/28/02  Baa1  5,000  4,944
First Security Capital I 8.41%, 12/15/26  A3  1,690  1,822
Ford Motor Credit Co.:
euro 8 5/8%, 1/24/00  A1  3,766  3,964
 5.73%, 2/23/00  A1  4,500  4,458
 6.20%, 3/12/01  A1  20,000  19,969
General Electric Capital Corp.
6.94%, 4/13/09 (d)  Aaa  7,000  7,104
General Motors Acceptance Corp.
6.65%, 5/24/00  A3  5,000  5,061
Greyhound Financial Corp. 6.95%, 1/28/98  Baa2  1,250  1,255
KeyCorp Institutional Capital Series A
7.826%, 12/1/26  A1  4,000  4,104
Secured Finance, Inc. gtd. secured
9.05%, 12/15/04  Aaa  1,500  1,711
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Union Acceptance Corp. 7.075%, 7/10/02  Baa2 $ 1,059 $ 1,067
U.S. West Capital Funding, Inc.
6.95%, 1/15/37  Baa1  3,910  4,036
  119,943
INSURANCE - 0.4%
Executive Risk Capital Trust 8 5/8%, 2/1/27 Baa3 10,000 10,487 SunAmerica, Inc. 6.20%, 10/31/99 Baa1 5,500 5,507
  15,994
SAVINGS & LOANS - 0.2%
Great West Financial Trust II 8.206%, 2/1/27  Baa2  8,000  8,437
TOTAL FINANCE   270,355
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Columbia/HCA Healthcare Corp.
6 7/8%, 7/15/01  A3  3,000  3,064
HOLDING COMPANIES - 0.2%
Norfolk Southern Corp. 7.05%, 5/1/37  Baa1  8,820  9,198
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
POLLUTION CONTROL - 0.2%
WMX Technologies, Inc. 6 1/4%, 4/1/99  A3  8,500  8,528
MEDIA & LEISURE - 0.5%
BROADCASTING - 0.4%
TCI Communication, Inc.:
7 1/4%, 6/15/99  Ba1  1,550  1,571
 6.82%, 9/15/10 (f)  Ba1  5,000  5,011
 7 3/8%, 2/15/00  Ba1  3,750  3,815
Time Warner, Inc. 7.95%, 2/1/00  Ba1  6,700  6,949
  17,346
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
LODGING & GAMING - 0.1%
Circus Circus Enterprises, Inc. 7%, 11/15/36 Baa2 $ 2,000 $ 2,018 RESTAURANTS - 0.0%
Darden Restaurants, Inc. 6 3/8%, 2/1/06  Baa1  1,400  1,337
TOTAL MEDIA & LEISURE   20,701
NONDURABLES - 0.6%
FOODS - 0.2%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa1  5,000  5,261
Dart and Kraft Finance NV 7 3/4%, 11/30/98  A2  3,750  3,839
  9,100
TOBACCO - 0.4%
Philip Morris Companies, Inc.:
7%, 7/15/05  A2  7,000  7,088
 6.95%, 6/1/06  A2  8,980  9,147
  16,235
TOTAL NONDURABLES   25,335
RETAIL & WHOLESALE - 0.6%
GENERAL MERCHANDISE STORES - 0.4%
Dayton Hudson Corp. 6.40%, 2/15/03  Baa1  1,000  996
Federated Department Stores, Inc.:
8 1/2%, 6/15/03  Baa2  4,000  4,375
 6.79%, 7/15/27  Baa2  6,000  6,093
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  5,000  5,093
  16,557
GROCERY STORES - 0.2%
American Stores Co. 7 1/2%, 5/1/37  Baa2  7,000  7,412
TOTAL RETAIL & WHOLESALE   23,969
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - 0.5%
COMPUTERS & OFFICE EQUIPMENT - 0.5%
Comdisco, Inc.:
9.45%, 6/8/00  Baa2 $ 6,000 $ 6,494
 9.30%, 6/27/00  Baa2  3,750  4,054
 6 3/8%, 11/30/01  Baa1  12,000  11,966
  22,514
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.4%
AMR Corp.:
7 3/4%, 12/1/97  Baa3  2,030  2,041
 9 1/2%, 7/15/98  Baa3  4,000  4,130
Delta Air Lines, Inc.:
9 7/8%, 5/15/00  Baa3  2,000  2,174
 equipment trust certificate 8.54%, 1/2/07  Baa1  867  944
Delta Air Lines, Inc. pass through trust
9 7/8%, 4/30/08  Baa1  4,886  5,632
  14,921
RAILROADS - 0.3%
Burlington Northern Santa Fe Corp.
6.53%, 7/15/37  Baa2  12,000  12,431
TOTAL TRANSPORTATION   27,352
UTILITIES - 1.5%
CELLULAR - 0.3%
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba1  5,750  5,866
 7 1/2%, 3/1/06  Ba1  4,400  4,542
  10,408
ELECTRIC UTILITY - 0.3%
DR Investment yankee 7.10%, 5/15/02 (e)  Baa1  7,500  7,707
Gulf States Utilities Co. 1st mortgage
6 3/4%, 10/1/98  Baa3  1,000  1,007
Israel Electric Corp. Ltd. yankee
7 1/4%, 12/15/06 (e)  A3  3,000  3,077
Texas Utilities Electric Co. 9 1/2%, 8/1/99  Baa1  1,000  1,061
  12,852
CORPORATE BONDS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
GAS - 0.2%
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa2 $ 8,700 $ 9,844
TELEPHONE SERVICES - 0.7%
LCI International, Inc. 7 1/4%, 6/15/07  Ba1  2,950  3,020
MFS Communications, Inc.
8.88%, 1/15/06 (d)  Ba3  9,593  10,461
WorldCom, Inc. 7 3/4%, 4/1/07  Ba1  14,600  15,470
  28,951
TOTAL UTILITIES   62,055
TOTAL NONCONVERTIBLE BONDS   491,950
TOTAL CORPORATE BONDS
(Cost $515,248)   531,388
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 15.7%
U.S. TREASURY OBLIGATIONS - 13.6%
5 7/8%, 8/15/98  Aaa  54,000  54,135
7 3/4%, 12/31/99  Aaa  51,849  54,142
5 1/2%, 12/31/00  Aaa  10,900  10,789
6 5/8%, 6/30/01  Aaa  85,400  87,628
10 3/4%, 5/15/03  Aaa  10,186  12,551
7 1/4%, 5/15/04  Aaa  109,485  117,252
12 3/8%, 5/15/04  Aaa  9,614  12,986
7%, 7/15/06  Aaa  38,800  41,304
11 3/4%, 2/15/10 (callable)  Aaa  73,985  98,955
9%, 11/15/18  Aaa  55,081  71,829
  561,571
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.1%
Federal Agricultural Mortgage Corporation:
7.01%, 2/10/05  Aaa  1,530  1,595
 7.04%, 8/10/05  Aaa  2,400  2,513
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank:
7.36%, 7/1/04  Aaa $ 2,990 $ 3,191
 7.46%, 9/9/04  Aaa  1,540  1,649
 7.87%, 10/20/04  Aaa  6,400  7,021
Federal Home Loan Mortgage Corporation:
8.115%, 1/31/05  Aaa  4,750  5,270
 6.783%, 8/18/05  Aaa  3,660  3,776
Federal National Mortgage Association:
7.49%, 3/02/05  Aaa  11,000  11,839
 6.72%, 8/1/05  Aaa  6,060  6,222
Financing Corporation:
0%, 3/26/04  Aaa  4,574  3,034
 0%, 5/11/05  -  3,461  2,127
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government
 through Defense Security Assistance Agency):
Class T-3, 9 5/8%, 5/15/02  Aaa  2,492  2,658
 Class 1-C, 9 1/4%, 11/15/01  Aaa  2,193  2,340
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government through
Export-Import Bank) Series 1994-C,
6.61%, 9/15/99  Aaa  720  724
Private Export Funding Corp. secured
6.86%, 4/30/04  Aaa  1,687  1,722
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
7 3/4%, 11/15/99  Aaa  8,448  8,770
 0%, 11/15/01  Aaa  5,280  4,106
 8%, 11/15/01  Aaa  3,440  3,689
 6 1/4%, 8/15/02  Aaa  4,896  4,942
 5.89%, 8/15/05  Aaa  4,527  4,432
U.S. Department of Housing and Urban
Development Government guaranteed
participation certificates
Series 1995-A, 8.27%, 8/1/03  Aaa  6,270  6,929
  88,549
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $638,952)   650,120
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 4.7%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
7.00%, 9/1/98 to 7/1/01  Aaa $ 3,099 $ 3,125
7.50%, 8/1/27 (g)  Aaa  40  41
  3,166
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.3%
5.50%, 11/1/08 to 3/1/11  Aaa  18,410  17,794
5.50%, 8/1/12 (g)  Aaa  1,930  1,852
6.00%, 12/1/00 to 4/1/26  Aaa  45,916  44,731
6.50%, 7/1/08 to 5/1/26   Aaa  55,726  54,632
7.00%, 4/1/23 to 8/1/27   Aaa  47,585  47,644
7.50%, 6/1/07 to 4/1/08   Aaa  2,549  2,612
7.50%, 8/1/27 (g)  Aaa  273  274
8.00%, 9/1/17 to 8/1/27   Aaa  10,048  10,394
  179,933
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.3%
8.00%, 1/15/17 to 8/15/25   Aaa  1,606  1,660
9.00%, 11/15/14 to 2/15/25   Aaa  5,296  5,668
9.50%, 6/15/09 to 11/15/24   Aaa  3,440  3,726
  11,054
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $188,827)   194,153
COMMERCIAL MORTGAGE SECURITIES - 0.4%
Equitable Life Assurance Society of the United States (The):
Series 174 Class B1,
 7.33%, 5/15/06 (e)  Aa2  4,000  4,202
 Series 1996-1 Class C1,
 7.52%, 5/15/06 (e)  A2  4,000  4,229
Oregon Commercial Mortgage, Inc.
Series 1995-1 Class A, 7.15%, 6/25/23 (e)  Aaa  2,081  2,092
Resolution Trust Corp. Series 1995-C1
Class A-4A, 6 1/4%, 2/25/27  Aaa  187  187
Structured Asset Securities Corp.:
commercial Series 1995-C1 Class A1-A,
 7 3/8%, 9/25/24  Aaa  1,422  1,430
 sequential pay Series 1993-C1 Class A-1A,
 6.60%, 10/25/24  AA+  633  631
Wells Fargo Capital Markets Apartment
Financing Trust 6.56%, 12/29/05 (e)  Aaa  4,500  4,542
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $16,602)   17,313
FOREIGN GOVERNMENT OBLIGATIONS (H) - 0.3%
 MOODY'S  PRINCIPAL VALUE (NOTE 1)
 RATINGS (C) AMOUNT (000S) (000S)
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2 $ 1,900 $ 1,978
Israeli State 6 3/8%, 12/15/05  A3  4,000  3,882
Quebec Province yankee 7.22%, 7/22/36 (d)  A2  5,250  5,643
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $11,013)   11,503
SUPRANATIONAL OBLIGATIONS - 0.2%
African Development Bank 7 3/4%, 12/15/01  Aa1  3,000  3,171
Inter American Development Bank
yankee 6.29%, 7/16/27  Aaa  3,000  3,053
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $5,960)   6,224
CASH EQUIVALENTS - 3.8%
 SHARES
Taxable Central Cash Fund (b)
(Cost $158,895)   158,895,292  158,895
PURCHASED OPTIONS - 0.0%
    EXPIRATION DATE/ UNDERLYING FACE
   STRIKE PRICE AMOUNT AT VALUE
    (000S)
J. Aron and Co. OTC Put Option on   Sept. 97/
1,185,125,000 Japanese Yen (Cost $114)  124.75 $ 9,997  7
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,432,948)   $ 4,145,230
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,068,000 or 1.5% of net assets.
6. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
7. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
8. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 26.8% AAA, AA, A 26.0%
Baa 5.8% BBB  7.0%
Ba 1.4% BB  0.4%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.1%.
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $3,433,895,000. Net unrealized appreciation aggregated $711,335,000, of which $724,013,000 related to appreciated investment securities and $12,678,000 related to depreciated investment securities.
The fund hereby designates approximately $29,910,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS  (EXCEPT PER-SHARE AMOUNT) JULY 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $3,432,948) -                      $ 4,145,230
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              48,590

RECEIVABLE FOR FUND SHARES SOLD                                              7,984

DIVIDENDS RECEIVABLE                                                         5,264

INTEREST RECEIVABLE                                                          21,999

OTHER RECEIVABLES                                                            45

 TOTAL ASSETS                                                                4,229,112

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                $ 13,292
REGULAR DELIVERY

 DELAYED DELIVERY                                                 34,386

PAYABLE FOR FUND SHARES REDEEMED                                  5,610

ACCRUED MANAGEMENT FEE                                            1,503

OTHER PAYABLES AND ACCRUED EXPENSES                               1,054

 TOTAL LIABILITIES                                                           55,845

NET ASSETS                                                                  $ 4,173,267

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 3,227,392

UNDISTRIBUTED NET INVESTMENT INCOME                                          13,939

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        219,779
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    712,157
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 253,134 SHARES OUTSTANDING                                  $ 4,173,267

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                     $16.49
SHARE ($4,173,267 (DIVIDED BY) 253,134 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                     $ 69,441
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $94)                100,199

 TOTAL INCOME                                                          169,640

EXPENSES

MANAGEMENT FEE                                             $ 17,730

TRANSFER AGENT FEES                                         10,335

ACCOUNTING AND SECURITY LENDING FEES                        849

NON-INTERESTED TRUSTEES' COMPENSATION                       27

CUSTODIAN FEES AND EXPENSES                                 253

REGISTRATION FEES                                           65

AUDIT                                                       110

LEGAL                                                       18

INTEREST                                                    81

MISCELLANEOUS                                               28

 TOTAL EXPENSES BEFORE REDUCTIONS                           29,496

 EXPENSE REDUCTIONS                                         (561)      28,935

NET INVESTMENT INCOME                                                  140,705

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      242,335

 FOREIGN CURRENCY TRANSACTIONS                              1,971      244,306

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      765,519

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (633)      764,886

NET GAIN (LOSS)                                                        1,009,192

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 1,149,897
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                        YEAR ENDED     YEAR ENDED
                                                            JULY 31,       JULY 31,
                                                            1997           1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 140,705      $ 193,431
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    244,306        111,252

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        764,886        (186,087)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM        1,149,897      118,596
OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (179,398)      (211,267)

SHARE TRANSACTIONS                                           848,181        1,055,217
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               174,028        203,684

 COST OF SHARES REDEEMED                                     (1,841,701)    (2,214,260)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (819,492)      (955,359)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    151,007        (1,048,030)

NET ASSETS

 BEGINNING OF PERIOD                                         4,022,260      5,070,290

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT      $ 4,173,267    $ 4,022,260
INCOME OF $13,939 AND $52,588, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        58,807         79,220

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     12,375         15,438

 REDEEMED                                                    (129,888)      (166,917)

 NET INCREASE (DECREASE)                                     (58,706)       (72,259)


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED JULY 31,

                                     1997                   1996      1995      1994 C    1993

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 12.90                $ 13.20   $ 12.76   $ 13.84   $ 12.79
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                .51 B                  .57       .62       .25       .62

 NET REALIZED AND UNREALIZED          3.73                   (.27)     .27       (.17)     1.45
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     4.24                   .30       .89       .08       2.07



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.65)                  (.60)     (.45)     (.25)     (.66)

 FROM NET REALIZED GAIN               -                      -         -         (.50)     (.36)

 IN EXCESS OF NET REALIZED GAIN       -                      -         -         (.41)     -

 TOTAL DISTRIBUTIONS                  (.65)                  (.60)     (.45)     (1.16)    (1.02)

NET ASSET VALUE, END OF PERIOD       $ 16.49                $ 12.90   $ 13.20   $ 12.76   $ 13.84

TOTAL RETURN A                        33.82%                 2.25%     7.19%     .37%      17.18%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 4,173                $ 4,022   $ 5,070   $ 5,390   $ 3,599
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE          .75%                   .82%      .91%      1.02%     .93%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET      .74%                   .79%      .90%      1.01%     .93%
ASSETS AFTER EXPENSE REDUCTIONS      D                      D         D         D

RATIO OF NET INVESTMENT INCOME TO     3.58%                  4.12%     5.33%     4.09%     5.07%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               70%                    247%      269%      157%      162%

AVERAGE COMMISSION RATE E            $ $.0415               $


G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




7. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
8. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income.
Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2. OPERATING POLICIES -
CONTINUED
OPTIONS. The fund may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities, except purchased options on foreign currency which are included in realized gains (losses) on foreign currency transactions.
Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
9. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,706,298,000 and $3,645,997,000, respectively, of which U.S. government and government agency obligations aggregated $1,323,827,000 and $1,561,871,000, respectively.
10. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
period, the management fee was equivalent to an annual rate of .45% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .20% to .15%.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $517,000 for the period.
11. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $69,809,000 and $32,125,000, respectively. The weighted average interest rate was 5.77%. Interest expense includes $76,000 paid under the interfund lending program.
12. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
13. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $11,940,000 and $5,454,000, respectively. The weighted average
7. BANK BORROWINGS -
CONTINUED
 interest rate was 5.76%. Interest expense includes $5,000 paid under the bank borrowing program.
14. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $210,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $12,000 and $339,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Puritan Trust: Fidelity Balanced Fund, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Puritan Trust: Fidelity Balanced Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 11, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Balanced Fund voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $.76 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.
A total of 22.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 53.74% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Kevin E. Grant, Vice President
Richard A. Spillane, Jr., Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William O. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund
Real Estate Investment Portfolio
Spartan(registered trademark) Market Index Fund
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
FIDELITY

(REGISTERED TRADEMARK)

GLOBAL BALANCED
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     24   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    28   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    32   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            33


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                      PAST 1   LIFE OF
                                                 YEAR     FUND

FIDELITY GLOBAL BALANCED                         23.93%   69.01%

MORGAN STANLEY CAPITAL INTERNATIONAL             32.60%   112.15%
 WORLD INDEX

SALOMON BROTHERS WORLD GOVERNMENT                1.13%    37.73%
 BOND INDEX, UNHEDGED

GLOBAL FLEXIBLE PORTFOLIO FUNDS AVERAGE          25.74%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets - and the performance of the Salomon Brothers World Government Bond Index, Unhedged - a market capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the Index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 81 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997               PAST 1   LIFE OF
                                          YEAR     FUND

FIDELITY GLOBAL BALANCED                  23.93%   12.37%

MORGAN STANLEY CAPITAL INTERNATIONAL      32.60%   18.20%
 WORLD INDEX

SALOMON BROTHERS WORLD GOVERNMENT         1.13%    7.37%
 BOND INDEX, UNHEDGED

GLOBAL FLEXIBLE PORTFOLIO FUNDS AVERAGE   25.74%   N/A

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970731 19970814 103713 S00000000000001
             Global Balanced             MS World Index (Net)
SB World Government Bond
             00334                       MS004
SB006
  1993/02/01      10000.00                    10000.00
   10000.00
  1993/02/28      10490.00                    10233.90
   10196.73
  1993/03/31      11161.12                    10824.22
   10353.27
  1993/04/30      11752.77                    11322.89
   10572.06
  1993/05/31      11983.41                    11580.84
   10678.07
  1993/06/30      11853.13                    11480.71
   10655.31
  1993/07/31      12064.62                    11714.25
   10685.55
  1993/08/31      12759.49                    12248.33
   11006.79
  1993/09/30      12696.03                    12019.10
   11137.36
  1993/10/31      13268.94                    12347.41
   11118.50
  1993/11/30      13115.48                    11646.04
   11038.81
  1993/12/31      13738.72                    12213.06
   11132.73
  1994/01/31      14417.31                    13015.73
   11222.38
  1994/02/28      13895.32                    12844.42
   11149.10
  1994/03/31      12974.09                    12287.79
   11133.09
  1994/04/30      12795.94                    12664.77
   11145.90
  1994/05/31      13005.53                    12694.48
   11048.06
  1994/06/30      12385.09                    12656.32
   11207.44
  1994/07/31      12616.58                    12894.04
   11296.74
  1994/08/31      12879.65                    13279.41
   11257.60
  1994/09/30      12848.08                    12927.56
   11339.07
  1994/10/31      12679.72                    13292.32
   11520.87
  1994/11/30      12321.95                    12712.87
   11362.55
  1994/12/31      12164.11                    12833.00
   11393.86
  1995/01/31      11837.91                    12637.29
   11632.93
  1995/02/28      11964.18                    12818.46
   11930.70
  1995/03/31      12300.91                    13433.19
   12639.37
  1995/04/30      12490.31                    13898.23
   12873.46
  1995/05/31      12500.83                    14013.98
   13235.62
  1995/06/30      12532.40                    14006.52
   13313.53
  1995/07/31      13048.01                    14704.17
   13344.84
  1995/08/31      12963.83                    14373.41
   12886.26
  1995/09/30      13153.23                    14788.95
   13174.07
  1995/10/31      13026.96                    14552.92
   13272.26
  1995/11/30      13268.98                    15055.05
   13422.39
  1995/12/31      13563.95                    15492.04
   13562.92
  1996/01/31      13574.51                    15769.09
   13395.35
  1996/02/29      13352.67                    15861.88
   13327.05
  1996/03/31      13426.62                    16122.55
   13308.55
  1996/04/30      13806.91                    16498.35
   13255.54
  1996/05/31      13828.04                    16509.31
   13258.39
  1996/06/30      13933.68                    16589.48
   13362.62
  1996/07/31      13637.89                    15999.86
   13618.77
  1996/08/31      13669.58                    16180.44
   13671.78
  1996/09/30      13983.70                    16810.61
   13727.28
  1996/10/31      14048.69                    16924.63
   13984.13
  1996/11/30      14676.93                    17869.73
   14168.42
  1996/12/31      14614.74                    17580.19
   14053.86
  1997/01/31      14581.92                    17788.76
   13678.18
  1997/02/28      14735.07                    17990.03
   13576.08
  1997/03/31      14680.37                    17630.82
   13472.55
  1997/04/30      14833.52                    18203.76
   13355.86
  1997/05/31      15632.08                    19324.04
   13717.31
  1997/06/30      16299.37                    20284.52
   13880.96
  1997/07/31      16901.02                    21215.45
   13772.81
IMATRL PRASUN   SHR__CHT 19970731 19970814 103716 R00000000000057
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Global Balanced Fund on February 1, 1993, when the fund started. As the chart shows, by July 31, 1997, the value of the investment would have grown to $16,901 - a 69.01% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Brothers World Government Bond Index, Unhedged did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $21,215 - a 112.15% increase. If $10,000 was put in the Salomon Brothers World Government Bond Index, Unhedged, it would have grown to $13,773 - a 37.73% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Such factors as changes
in a country's financial markets, its
local political and economic
climate, and the fluctuating value
of its currency create these risks.
For these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and you
may have a gain or loss when
you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stock and bond market
performance worldwide was mixed
during the 12 months that ended
July 31, 1997. The U.S. stock
market posted exceptionally strong
returns, as moderate economic
growth and subdued inflation
helped create an almost perfect
investing environment. For the
period, the Standard & Poor's 500
Index returned 52.14% - well
above its long-term annual average
of about 11%. Increased emphasis
on shareholder-friendly
management by European
corporations helped the
performance of stocks in developed
markets overseas, while slow
economic growth, a weak yen and
ongoing deregulation hurt returns
for dollar-based investors in Japan.
The Morgan Stanley EAFE Index
(Europe, Australia, Far East) returned
18.26%. While many Southeast Asian
markets struggled due to slow
export growth and currency problems,
stable economic growth and other
positive factors helped Latin American
markets post very strong returns. The
Morgan Stanley Emerging Markets
Free Index returned 22.90%. A
favorable inflation backdrop steadied
fears of higher interest rates, buoying
the U.S. taxable bond market. The
Lehman Brothers Aggregate Bond
Index - a broad measure of the
U.S. taxable bond market - returned
10.76%. Uncertainty concerning the
implementation of the European
Monetary Union and the weak yen
hurt the return of the Salomon
Brothers World Government Bond
Index, Unhedged - a proxy of
bond market performance in
developed nations, including the U.S.
- which returned 1.13%. Low
interest rates and increased
economic reforms helped the J.P.
Morgan Emerging Market Bond
Index return a strong 37.30%.
An interview with Richard Mace, Portfolio Manager of Fidelity Global
Balanced Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. For the 12 months that ended July 31, 1997, the fund had a return of 23.93%. The fund compares its performance to three measures: a bond index, an equity index and a peer group of competitor funds. The fund outperformed its bond-related benchmark - the Salomon Brothers World Government Bond Index, Unhedged - which had a 12-month return of 1.13% as of July 31. On the other hand, the fund trailed its equity-related benchmark - the Morgan Stanley Capital International World Index - which returned 32.60% during the same period. The global flexible portfolio funds average, as tracked by Lipper Analytical Services, had a 12-month return of 25.74%.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Individual stock selection played a key role, as several of the fund's larger holdings performed well. The fund also benefited from a considerable weighting in U.S. bonds, as most currencies around the world underperformed the strong dollar. In particular, many European currencies performed poorly, partly reflecting uncertainty over the push to make the `euro' the region's uniform currency. Questions persisted over which countries will meet the requirements set forth by the European Monetary Union (EMU), and the dollar was the beneficiary. On the other hand, the fund's substantial exposure to Japanese equities detracted from performance, as did an underweighting in U.S. equities relative to the index.
Q. DID THE CURRENCY SITUATION ALTER YOUR INVESTING STRATEGY AT ALL?
A. It did. As I mentioned, the fund held a fairly significant amount of U.S. bonds, reflecting the vitality of the dollar. In Japan - as the yen continued its descent - I focused on equities believing they offered superior value to Japanese bonds. On the equity side, my basic philosophy was unchanged. I continued to search for companies that were restructuring, as well as those that could benefit from a strong dollar and improving worldwide economies.
Q. ON THAT NOTE, MANY INTERNATIONAL COMPANIES ARE FOLLOWING THE LEAD OF AMERICAN CORPORATIONS BY STREAMLINING THEIR OPERATIONS. WHY IS THIS A POSITIVE TREND?
A. It's a good thing because it shows that they care about their shareholders. Over the past few years, foreign companies have focused on finding ways to make their respective stock more attractive. As a result, company managements have become smarter about how they run their businesses. In order to earn returns above and beyond their cost of capital, companies have reduced expenses - either by trimming personnel, restructuring their balance sheets or upgrading their existing technology. Similar to what we've seen in the U.S., foreign companies also have been eliminating the non-core, less profitable portions of their businesses. This trend has hit home with the fund, as many of its positions reflect this new strategy. Volvo, for instance, divested many of its non-essential business units and announced plans to implement a share redemption program in which the company will buy back one of every 20 outstanding shares. While this corporate mentality may be winding down somewhat in the U.S., I think there's lots of room for more growth internationally.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED DISAPPOINTING?
A. Volvo was a positive contributor, thanks largely to the corporate activity I just mentioned. Other worthy performers included Telebras, a Brazilian telecommunications company; Total, a French oil company; and Alcatel, a French firm specializing in telecommunications and electrical equipment. Disappointments included several Japanese brokerage companies, most notably Nomura Securities and Nikko Securities, the latter of which the fund no longer owns. These stocks suffered from the aforementioned economic and currency woes within Japan.
Q. WHAT'S YOUR OUTLOOK?
A. I'll continue to utilize my three-pronged approach of looking for stocks that can benefit from a rising dollar, stronger economies and increased corporate efficiencies. One interesting area could be the emerging-market countries of Southeast Asia. While stock prices in that corner of the world have declined recently, there have been a few successful restructuring stories, the valuations look fairly attractive and overall business prospects appear to be in good shape. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

RICK MACE ON FIDELITY'S
INTERNATIONAL STOCK-PICKING
PROCESS:
"The process of looking for
attractive global investments isn't
all that different from choosing
domestic stocks, but there can be
more uncontrollable variables -
such as political unrest - at
times. Like U.S. stock fund
managers, we target stocks,
conduct our analysis and visit with
companies regularly. The best way
to find good stocks is to take a
hands-on approach; if you turn
over enough rocks and kick
enough tires, you'll inevitably find
some winners. In terms of Fidelity
itself, we've become more of a
presence on the international
investing stage. Our team includes
hundreds of analysts and fund
managers, covering as many
corners of the world as possible.
We consider our international
team to be among the best and
brightest in the game, and we
function as a complete team. If I
could toot our horn for a moment,
we've recently begun to see the
fruits of our efforts. Fidelity
recently won two distinguished
awards for its global investing
efforts and service. What I'm
proudest of, though, is that both
awards singled out Fidelity's
impressive devotion to teamwork."
FUND FACTS
GOAL: high current income
with regard for both
preservation of capital and
potential for growth of capital
by investing in a broadly
diversified portfolio of
high-yielding equity and debt
securities
FUND NUMBER: 334
TRADING SYMBOL: FGBLX
START DATE: February 1, 1993
SIZE: as of July 31, 1997,
more than $74 million
MANAGER: Richard Mace,
since 1996; manager, Fidelity
International Value Fund, since
1994; manager, Fidelity
Overseas, since 1996; joined
Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF JULY 31, 1997
                                       % OF FUND'S    % OF FUND'S INVESTMENTS
                                       INVESTMENTS    IN THESE STOCKS
                                                      6 MONTHS AGO

ALCATEL ALSTHOM COMPAGNIE GENERALE     1.2            1.1
 D'ELECTRICITE SA (FRANCE)

NOVARTIS AG (REG.) (SWITZERLAND)       1.2            0.8

WELLA AG (GERMANY)                     1.1            0.0

RHONE POULENC SA CLASS A (FRANCE)      1.0            0.0

MASCO CORP. (UNITED STATES OF AMERICA) 0.9            0.8

TOP FIVE BOND ISSUERS AS OF JULY 31, 1997

(WITH MATURITIES OF MORE THAN ONE YEAR)   % OF FUND'S    % OF FUND'S INVESTMENTS
                                          INVESTMENTS    IN THESE BOND ISSUERS
                                                         6 MONTHS AGO

U.S. TREASURY                             17.2           20.4

TREUHANDSTALT                             3.4            3.9

UNITED KINGDOM, GREAT BRITAIN &           1.7            1.6
 NORTHERN IRELAND

SWEDISH KINGDOM                           1.0            1.2

FRENCH GOVERNMENT                         0.9            1.1


TOP FIVE COUNTRIES AS OF JULY 31, 1997
                           % OF FUND'S    % OF FUND'S INVESTMENTS
                           INVESTMENTS    IN THESE COUNTRIES
                                          6 MONTHS AGO

UNITED STATES OF AMERICA   35.7           40.8

JAPAN                      12.7           12.5

UNITED KINGDOM             9.9            7.5

FRANCE                     7.3            7.9

GERMANY                    5.9            6.9

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INDICATING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
ROW: 1, COL: 1, VALUE: 3.6
ROW: 1, COL: 2, VALUE: 1.0
ROW: 1, COL: 3, VALUE: 24.9
ROW: 1, COL: 4, VALUE: 70.5
STOCKS 65.9%
BONDS 28.9%
CONVERTIBLE
SECURITIES 1.7%
SHORT-TERM
INVESTMENTS 3.5%
FOREIGN
INVESTMENTS 59.2%
STOCKS 70.7%
BONDS 24.9%
CONVERTIBLE
SECURITIES 0.8%
SHORT-TERM
INVESTMENTS 3.6%
FOREIGN
INVESTMENTS 64.3%
ROW: 1, COL: 1, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 1.7
ROW: 1, COL: 3, VALUE: 28.9
ROW: 1, COL: 4, VALUE: 65.90000000000001
*
**
INVESTMENTS JULY 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 69.2%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 1.9%
Australia & New Zealand Banking Group Ltd.   12,300 $ 98,747
Broken Hill Proprietary Co. Ltd. (The)  14,500  197,580
Burns Philip & Co.   43,000  80,432
CSR Ltd.   16,500  64,813
Coles Myer Ltd.   13,300  68,861
Harvey Norman Holdings Ltd.   12,300  74,635
James Hardie Industries Ltd. Ord.   25,000  82,863
Leighton Holdings Ltd.   17,500  81,703
Mirvac Ltd.   25,100  55,588
National Australia Bank Ltd.   10,800  157,894
North Ltd.   19,600  71,857
Pioneer International Ltd.   22,300  81,255
Tabcorp Holdings Ltd.   21,000  106,057
Woodside Petroleum Ltd.   11,600  98,777
Woolworths Ltd.   17,700  55,489
  1,376,551
AUSTRIA - 0.0%
Voest-Alpine Stahl AG  600  28,058
BELGIUM - 0.1%
BBL (Banque Bruxelles Lambert)  200  52,309
BRAZIL - 0.5%
Centrais Electricas Brasileiras SA  48,000  28,367
Compania Energertica Minas Gerais  1,954,000  110,064
Multicanal Participacoes SA sponsored ADR  4,000  45,000
Petrobras PN (Pfd. Reg.)  80,000  24,607
Telebras PN (Pfd. Reg.)  1,219,100  181,241
  389,279
CANADA - 2.6%
Abitibi-Consolidated, Inc.   1,600  32,387
Alcan Aluminium Ltd.   3,200  125,367
Alliance Communications Corp. Class B (non-vtg.) (a) 4,000 36,275 Alliance Forest Products, Inc. (a) 1,200 30,994
Alliance Forest Products (a)(c)  2,000  51,656
BCE, Inc.   10,900  331,741
Bank of Nova Scotia   600  28,730
Bro-X Minerals Ltd.   600  -
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CANADA - CONTINUED
Canadian Imperial Bank of Commerce  600 $ 17,260
Canadian Natural Resources Ltd. (a)  5,300  142,656
Cominco Ltd.   4,500  127,326
Dofasco, Inc.   700  14,855
Domtar, Inc.   7,200  64,773
Greenstone Resources Ltd. (a)  12,000  113,179
Inco Ltd.   4,300  132,586
National Bank of Canada  14,000  182,827
Noranda, Inc.   8,300  178,844
Renaissance Energy Ltd. (a)  5,600  138,746
St. Laurent Paperboard, Inc. (a)(c)  5,700  100,490
TVI Pacific, Inc. (a)  157,000  36,449
  1,887,141
DENMARK - 0.7%
Den Danske Bank Group AS  1,400  147,909
International Service Systems AS, Series B (a) 5,100 163,828 Novo-Nordisk AS Class B 800 84,291
Sophus Berendsen AS, Series B  200  28,268
Unidanmark AS Class A  2,000  119,355
  543,651
EMERGING MARKETS - 0.2%
GT Global Developing Markets Fund  6,500  93,844
TCW/DW Emerging Markets Opportunities Trust (SBI)  2,400  37,950
Templeton Dragon Fund, Inc.   1,000  16,688
  148,482
FINLAND - 1.3%
Enso OY Class R  2,000  18,238
Huhtamaki Ord.   4,000  180,920
Metsa-Serla Ltd. Class B  18,900  164,764
Nokia Corp. AB, Series A  2,600  225,000
Outokumpu OY Class A  15,000  284,511
Rauma OY  41  903
UPM-Kymmene Corp.   3,000  72,933
  947,269
FRANCE - 6.4%
Alcatel Alsthom Compagnie Generale d'Electricite SA 7,000 913,630 Axa SA 1,200 78,427
Axime SA Ex Segin (a)  400  44,593
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FRANCE - CONTINUED
Axime SA Ex Segin (a)(c)  1,500 $ 167,222
Canal Plus SA  150  28,992
Cap Gemini Sogeti SA  2,700  168,577
Carrefour Supermarche SA  150  101,277
Compagnie de Saint Gobain  800  114,611
Credit Commercial de France Ord.   2,500  125,436
Elf Aquitaine SA sponsored ADR  6,400  366,400
Eramet SA  3,300  178,354
Groupe Danone  500  78,892
Lafarge Coppee SA  600  42,214
Lagardere S.C.A. (Reg.)  1,500  44,697
Michelin SA (Compagnie Generale des Etablissements) Class B  2,052
127,688
Pechiney SA Class A  6,139  266,325
Paribas SA (Cie Financiere) Class A  1,200  86,152
Rhone Poulenc SA Class A  17,823  750,491
Societe Generale Class A  2,200  290,335
Total SA Class B  5,982  600,289
Usinor Sacilor  4,600  91,653
Valeo SA  500  31,460
  4,697,715
GERMANY - 1.4%
Allianz Aktiengesellschaft Holdings (Reg.)  330  84,194
BASF AG  3,200  122,725
Bayer AG  400  16,570
Buderus AG  250  118,591
Continental Gummi-Werke AG  3,600  92,729
Daimler-Benz AG Ord.   800  66,520
Deutsche Lufthansa AG  2,900  57,897
Deutsche Telekom AG  1,500  35,292
Dresdner Bank AG Ord.   500  22,848
Emerging Germany Fund, Inc.   3,000  32,438
Hoechst AG Ord.   800  37,253
Mannesmann AG Ord.   100  46,403
New Germany Fund, Inc. (The)  4,300  69,338
Philipp Holzmann AG  100  29,919
Thyssen AG Ord.   100  22,657
Veba AG Ord.   2,300  132,876
Volkswagen AG  39  29,617
  1,017,867
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - 1.7%
Cheung Kong Holdings Ltd.   12,000 $ 133,316
China Light & Power Co. Ltd.   14,000  80,300
Hong Kong & China Gas Co. Ltd.   39,600  85,942
Hong Kong Telecommunications Ltd.   69,200  181,217
Hutchison Whampoa Ltd. Ord.   22,000  214,572
JCG Holdings Ltd.   88,000  82,987
Liu Chong Hing Bank Ltd.   34,000  94,871
National Mutual Asia Ltd.   58,000  61,439
New World Development Co. Ltd.   13,000  93,625
Sun Hung Kai Properties Ltd.   10,000  125,630
Wing Hang Bank Ltd.   16,000  95,698
  1,249,597
INDIA - 0.1%
Mahindra & Mahindra Ltd. GDR  1,500  21,000
State Bank of India GDR (Reg.)  1,000  27,250
  48,250
INDONESIA - 0.2%
PT Multipolar Corp. rights 12/31/97 (For. Reg.) (a) 247,500 25,081 Putra Surya Multidana PT (For. Reg.) (a) 92,000 132,811
  157,892
IRELAND - 0.1%
CRH PLC  2,800  27,537
Smurfit (Jefferson) Group PLC  10,000  30,346
  57,883
ITALY - 1.4%
Aeroporti di Roma SPA (a)  3,000  24,315
Credito Italiano Ord.   99,000  195,350
Eni Spa  51,700  304,433
Telecom Italia SPA  55,000  344,754
Telecom Italia Mobile Spa  53,500  181,476
  1,050,328
JAPAN - 12.3%
Acom Co. Ltd.   4,000  215,041
Akita Bank Ltd.   19,000  112,551
Aisin Seiki Co. Ltd.   5,000  74,152
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Amway Japan Ltd.   3,000 $ 93,533
Asahi Breweries Ltd.   10,000  151,675
Bank of Tokyo-Mitsubishi Ltd.   9,000  166,842
Canon, Inc.   8,000  254,814
Dai-Ichi Kangyo Bank  7,000  86,707
Denso Corp.   6,000  148,136
Daito Trust Construction Co.   5,000  53,507
Fuji Photo Film Co. Ltd.   5,000  209,817
Fujitsu Ltd.   15,000  219,928
Fujitec Co. Ltd.  6,000  75,837
Hokkaido Takushoku Bank Ltd.   80,000  87,634
Honda Motor Co. Ltd.   5,000  166,842
Jafco Co. Ltd.   2,000  119,992
Jusco Co. Ltd.   4,000  111,228
Komatsu Ltd. Ord.   20,000  136,170
Long Term Credit Bank of Japan Ltd. (The)  21,000  90,246
Matsushita Electric Industrial Co. Ltd.   9,000  187,318
Matsushita Communication Industrial Co. Ltd.   8,000  334,359
Minebea Co. Ltd.   25,000  297,030
Melco Inc.  3,000  94,291
Minolta Camera Co. Ltd.   20,000  124,373
Namco Ltd.   3,000  112,998
Nichiei Co. Ltd.   2,000  212,345
Nintendo Co. Ltd. Ord.   3,000  303,350
Nippon Soda Co. Ltd.   10,000  102,802
Nippon Telegraph & Telephone Corp. Ord.   20  202,233
Nomura Securities Co. Ltd.   5,000  70,782
Orix Corp.   6,000  483,337
Rohm Co. Ltd.   3,000  391,826
Sumitomo Sitix Corp.   1,000  23,088
Sakura Bank Ltd.   49,000  299,347
Sankyo Co. Ltd.   5,000  178,218
Shinko Electric Industries Co. Ltd.   6,000  258,858
Sony Corp.   3,000  298,294
TDK Corp.   4,000  343,796
Takeda Chemical Industries Ltd.   12,000  363,008
Takefuji Corp.   2,000  96,904
Teisan Co. Ltd.   20,000  76,006
THK Co. Ltd.   13,000  244,281
Toshiba Ceramics Co. Ltd.   5,000  60,670
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Toyota Motor Corp.   13,000 $ 397,641
Toyo Trust & Banking Co. Ltd.   7,000  54,561
Tokyo Electron Ltd.   3,000  185,043
Uni Charm Corp. Ord.   5,000  191,700
Uny Co. Ltd.   10,000  204,761
World Co. Ltd.   2,000  85,780
Yasuda Trust & Banking  45,000  172,530
York Benimaru Co.   3,000  83,168
  9,109,350
MEXICO - 0.2%
Gruma SA Class B sponsored ADR (c)  785  14,719
Grupo Financiero Bancomer Class B (a)  48,000  35,456
Grupo Financiero Inbursa SA Class B  4,000  19,220
Tubos De Acero De Mexico ADR (a)  5,300  99,706
  169,101
MALAYSIA - 0.9%
Arab Malaysian Corp.  12,000  40,068
Amway Holding  9,000  48,150
Berjaya Sports Toto  18,000  85,373
Hong Leong Credit BHD  10,000  33,580
Hong Leong Credit BHD Class A (a)  2,000  6,660
Magnum Corp.  50,000  64,124
Malakoff   11,000  43,407
Malayan Banking  9,000  85,373
Oriental Holdings   7,000  47,809
Rothmans of Pall Mall Malaysia   10,000  104,345
Tenega Nasional  18,000  72,396
YTL Corp.   10,000  31,493
  662,778
NETHERLANDS - 4.0%
Ahold NV  2,600  75,215
AKZO Nobel NV  400  61,972
Chicago Bridge & Iron Co. NV  4,000  91,500
DSM NV  700  73,867
ING Groep NV  6,500  316,430
KBB NV Ord.   1,000  67,372
KLM Royal Dutch Airlines NV (NY Reg.)  400  14,300
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NETHERLANDS - CONTINUED
KLM Royal Dutch Air Lines NV  1,000 $ 35,690
Koninklijke Hoogovens NV  2,900  175,770
Koninklijke KNP BT NV  5,900  135,632
Koninklijke Pakhoed NV  700  25,355
New Holland NV  5,100  146,306
Philips Electronics NV (Bearer)  7,500  608,519
Royal Dutch Petroleum Co. Ord.   8,000  448,566
Unilever NV Ord.   2,200  483,435
VNU Ord.   2,900  69,048
Vendex International NV (c)  3,000  154,738
  2,983,715
NORWAY - 0.6%
Den Norske Bank AS Class A Free shares  17,100  71,927
Elkem ASA  4,600  91,319
NCL Holdings AS (a)  17,700  58,447
Nydalens Compagnie ASA  13,000  74,952
Olav Thon Eiendomsselskp Ord.   3,000  80,784
SAS Norske ASA Shares B  500  7,109
Steen & Stroem Invest AS (a)  5,500  85,042
  469,580
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   600  45,825
PERU - 0.1%
Compania de Minas Buenaventura SA Class B sponsored ADR 5,000 90,625 PORTUGAL - 0.3%
Electricidade de Portugal SA  7,000  118,618
Portugal Fund, Inc.   3,000  52,500
Portugal Telecom SA sponsored ADR  2,000  80,500
  251,618
REGIONAL ASIA - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   1,500  16,031
RUSSIA - 0.0%
Vimpel Communications sponsored ADR (a)  400  13,900
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SINGAPORE - 0.9%
City Developments Ltd.   7,000 $ 59,455
Creative Technology Corp. Ltd. (a)  2,600  52,975
Datacraft Asia Ltd.   20,000  67,600
DBS Land Ltd.   10,000  31,120
Delifrance Asia Ltd. (a)  28,000  34,627
Elec & Eltek International Co. Ltd.   4,000  30,000
Natsteel Ltd.   16,000  45,009
Overseas Union Bank Ltd. (For. Reg.)  9,000  58,402
Overseas Chinese Banking Corp.   9,600  96,541
Parkway Holdings Ltd.   14,000  64,211
United Overseas Bank Ltd. (For. Reg.)  8,000  86,974
Wing Tai Holdings Ltd.   13,000  35,333
  662,247
SOUTH AFRICA - 0.1%
Gencor Ltd. (Reg.)  5,800  13,769
Gencor/Billiton letter of entitlement   7,250  26,401
JCI Ltd.   7,700  51,333
  91,503
SPAIN - 0.7%
Acerinox SA (Reg.)  800  145,679
Asturiana del Zinc SA (a)(c)  2,100  44,826
Banco Bilbao Vizcaya SA Ord. (Reg.)  7,200  187,997
Banco de Santander SA Ord. (Reg.)  4,200  117,373
  495,875
SWEDEN - 4.2%
ABB AB:
Series A  5,500  73,269
 Series B  3,000  40,153
Astra AB Class A Free shares  30,767  550,333
Assi Doman AB Free shares  3,000  87,810
Electrolux AB  1,700  130,990
Ericsson (L.M.) Telephone Co.:
Class B  3,900  175,377
 Class B ADR  1,300  58,825
Esselte AB Class B Free shares  5,600  131,691
Forcenergy AB Class B Free shares  10,000  108,825
Graenges AB (Reg.) (a)  950  14,022
Nordbanken AB  5,200  171,393
SKF AB Ord.   600  15,986
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Scania AB Class B  3,000 $ 85,184
Skandia Foersaekrings AB  7,000  283,695
Svenska Cellulosa AB (SCA) Class B Ord.   4,000  95,566
Svenska Handelsbanken  4,300  132,854
Swedish Match Co.   159,600  505,082
Svedala Industri Free shares  7,500  160,423
Volvo AB Class B  9,100  243,023
  3,064,501
SWITZERLAND - 3.0%
ABB AG (Bearer)  40  56,871
Credit Suisse Group (Reg.)  4,000  539,861
Julius Baer Holding AG  128  186,305
Nestle SA (Reg.)  178  225,989
Novartis AG (Reg.)  567  910,426
Roche Holding AG participation certificates  15  145,137
Sulzer AG (Reg.)  20  15,111
Sulzer Medica AG (Reg.) (a)  202  57,533
SGS Societe Generale de Surveillance Holding SA (Bearer)  20  40,357
  2,177,590
TAIWAN - 0.1%
Acer, Inc. GDR (Reg.) (a)  4,700  80,605
UNITED KINGDOM - 8.2%
Asda Group PLC  69,600  163,261
BAT Industries PLC Ord.   33,200  280,467
BOC Group PLC  2,000  36,826
BBA Group PLC  6,100  33,921
Barclays PLC Ord.   5,200  109,712
Bass PLC Ord.   5,700  77,979
Billiton PLC  21,750  79,918
Blue Circle Industries PLC  11,200  76,060
British Aerospace PLC  5,900  129,057
British Petroleum PLC Ord.   21,494  294,049
British Land Co. PLC, (The) Ord.   4,800  47,085
British Telecommunications PLC Ord.   3,100  21,713
Caradon PLC  57,960  192,051
Cookson Group PLC  70,000  266,393
DR Solomons Group PLC sponsored ADR  3,400  83,300
English China Clay PLC  10,700  38,175
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Glaxo Wellcome PLC  14,300 $ 302,947
Granada Group PLC  8,000  110,232
Grand Metropolitan PLC  4,800  47,124
Guinness PLC Ord.   4,000  38,384
HSBC Holdings PLC  5,600  195,937
HSBC Holdings PLC Ord.   1,000  36,170
Hays PLC  1,500  13,988
Inchcape PLC Ord.   18,300  85,327
JJB Sports PLC Class L  10,100  79,856
Ladbroke Group PLC Ord.   36,500  147,886
Lloyds TSB Group PLC  30,529  338,279
Lucas Varity PLC  39,100  120,579
Mercury Asset Management Group PLC  2,100  48,020
National Grid Co. PLC  58,300  246,732
Pearson PLC   1,500  16,744
Perpetual PLC  500  21,120
Redland PLC Ord.   25,000  116,260
Rentokil Initial PLC  103,600  369,620
Rugby Group PLC  15,000  27,312
Shell Transport & Trading Co. PLC (Reg.)  79,800  589,704
SmithKline Beecham PLC Ord.   29,217  570,321
Somerfield PLC  53,200  170,170
Tarmac  7,500  13,779
Thames Water PLC Ord.   4,000  52,688
Tomkins PLC Ord.   3,000  15,157
Unigate PLC  15,000  131,884
Unilever PLC Ord.   7,500  217,633
WPP Group PLC  6,900  28,126
  6,081,946
UNITED STATES OF AMERICA - 14.9%
Alumax, Inc. (a)  5,803  245,902
Aluminum Co. of America  300  26,550
American Express Co.   6,000  502,500
American Standard Companies, Inc. (a)  9,000  447,188
Anheuser-Busch Companies, Inc.   6,300  270,506
Baker Hughes, Inc.   7,500  330,469
Berkley (W.R.) Corp.   3,800  219,450
Burlington Resources, Inc.   8,000  378,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
CNF Transportation, Inc.   4,000 $ 139,500
CSX Corp.   2,500  154,375
Chrysler Corp.   5,000  185,625
Consolidated Freightways Corp. (a)  6,000  91,125
D.R. Horton, Inc.   20,000  240,000
Dresser Industries, Inc.   13,500  563,625
du Pont (E.I.) de Nemours & Co.   6,600  441,788
Eaton Corp.   5,000  451,563
First Chicago NBD Corp.   5,000  379,375
Fort Howard Corp. (a)  8,000  446,000
Genentech, Inc. special (a)  3,800  219,450
International Business Machines Corp.   5,000  528,750
Lehman Brothers Holdings, Inc.   6,000  298,875
Liberty Property Trust (SBI)  1,400  36,925
Limited, Inc. (The)  11,000  245,438
MCI Communications Corp.   9,500  335,469
Masco Corp.   14,100  660,938
National Mercantile Bancorp. warrants 6/2/99 (a)  2,403  -
Newell Co.   10,000  419,375
Quaker Oats Co.   4,000  204,750
Rite Aid Corp.   5,000  259,688
Silgan Holdings, Inc.   1,000  36,813
Silicon Graphics, Inc. (a)  10,000  250,000
Stewart & Stevenson Services, Inc.   5,000  136,563
Tenet Healthcare Corp. (a)  10,000  299,375
Teradyne, Inc. (a)  8,000  374,000
Toys "R" Us, Inc. (a)  10,000  340,625
Wal-Mart Stores, Inc.   17,000  638,563
Western Atlas, Inc. (a)  2,000  159,125
  10,958,263
TOTAL COMMON STOCKS
(Cost $40,714,851)   51,077,325
PREFERRED STOCKS - 1.9%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.4%
JAPAN - 0.4%
AJL participating trust  15,000 $ 249,375
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 1.1%
SAP AG  100  24,371
Wella AG  1,080  804,896
  829,267
ITALY - 0.4%
Telecom Italia Mobile Spa  43,313  155,303
Telecom Italia Mobile Spa de Risp  78,700  137,165
  292,468
TOTAL NONCONVERTIBLE PREFERRED STOCKS   1,121,735
TOTAL PREFERRED STOCKS
(Cost $1,242,352)   1,371,110
CONVERTIBLE BONDS - 0.4%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (B)
BERMUDA - 0.4%
MBL International Finance of Bermuda
3%, 11/30/02 (Cost $277,225)  Aa2 $ 240,000  259,200
GOVERNMENT OBLIGATIONS (E) - 24.9%
FRANCE - 0.9%
French Government OAT 5 1/2%, 4/25/04  Aaa FRF 4,200,000  698,538
GERMANY - 3.4%
Treuhandstalt 6 5/8%, 7/9/03  Aaa DEM 4,250,000  2,504,801
ITALY - 0.7%
Italian Republic 10 1/2%, 9/1/05 (d)  Aa3 ITL 700,000  487,423
GOVERNMENT OBLIGATIONS (E) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (B) (NOTE 1)
SWEDEN - 1.0%
Swedish Kingdom 10 1/4%, 5/5 /03  Aa1 SEK 5,000,000 $ 754,112
UNITED KINGDOM - 1.7%
United Kingdom, Great Britain &
Northern Ireland 9 1/2%, 4/18/05  Aaa GBP 650,000  1,220,164
UNITED STATES OF AMERICA - 17.2%
7 7/8%, 8/15/01  Aaa  640,000  685,702
12 3/4%, 11/15/10 (callable)  Aaa  880,000  1,254,686
13 7/8%, 5/15/11 (callable)  Aaa  980,000  1,489,443
8 1/8%, 8/15/19  Aaa  1,300,000  1,566,500
7 1/4%, 2/ 15/23  Aaa  1,350,000  1,476,563
6 1/4%, 8/15/23  Aaa  2,225,000  2,191,981
7 1/2%, 11/15/24  Aaa  1,335,000  1,530,030
7 5/8%, 2/15/25  Aaa  1,560,000  1,814,467
6 7/8%, 8/15/25  Aaa  665,000  710,094
  12,719,466
TOTAL GOVERNMENT OBLIGATIONS
(Cost $18,853,642)   18,384,504
CASH EQUIVALENTS - 3.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.77%, dated
7/31/97 due 8/1/97  $ 2,693,432  2,693,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $63,781,070)  $ 73,785,139
CURRENCY ABBREVIATIONS
GBP - British pound
FRF - French franc
DEM - German deutsche mark
ITL - Italian lira
SEK - Swedish krona
LEGEND
1. Non-income producing
2. Principal amount is stated in United States dollars unless otherwise noted.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $533,651 or 0.7% of net assets.
4. Principal amount in thousands.
5. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 25.3% AAA, AA, A 25.3%
Baa 0.0% BBB  0.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   7.9%
Cash Equivalents   3.6
Construction & Real Estate   4.9
Durables   5.4
Energy   6.3
Finance   13.0
Government Obligations   24.9
Health   6.0
Industrial Machinery &
 Equipment   2.0
Media & Leisure   1.6
Nondurables   4.5
Retail & Wholesale   4.5
Services   1.5
Technology   7.7
Utilities    4.3
Others (individually less than 1%)   1.9
     100.0%
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $63,850,845. Net unrealized appreciation aggregated $9,934,294, of which $11,919,683 related to appreciated investment securities and $1,985,389 related to depreciated investment securities.
At July 31, 1997, the fund had a capital loss carryforward of approximately $13,100,000 of which $6,254,000 and $6,846,000 will expire on July 31, 2003 and 2004, respectively.
For the period, interest and dividends from foreign countries were $1,412,331. Taxes accrued or paid to foreign countries were $84,501. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                 $ 73,785,139
AGREEMENTS OF $2,693,000) (COST $63,781,070) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                      798

RECEIVABLE FOR INVESTMENTS SOLD                                           1,249,898

RECEIVABLE FOR FUND SHARES SOLD                                           253,192

DIVIDENDS RECEIVABLE                                                      220,935

INTEREST RECEIVABLE                                                       408,816

 TOTAL ASSETS                                                             75,918,778

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 629,147

PAYABLE FOR FUND SHARES REDEEMED                              535,608

ACCRUED MANAGEMENT FEE                                        46,446

OTHER PAYABLES AND ACCRUED EXPENSES                           89,030

 TOTAL LIABILITIES                                                        1,300,231

NET ASSETS                                                               $ 74,618,547

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 76,771,111

UNDISTRIBUTED NET INVESTMENT INCOME                                       1,038,716

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     (13,184,783)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 9,993,503
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 4,829,429 SHARES OUTSTANDING                             $ 74,618,547

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                      $15.45
PER SHARE ($74,618,547 (DIVIDED BY) 4,829,429 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                        $ 1,140,032
DIVIDENDS

INTEREST                                                                  1,818,112

                                                                          2,958,144

LESS FOREIGN TAXES WITHHELD                                               (84,501)

 TOTAL INCOME                                                             2,873,643

EXPENSES

MANAGEMENT FEE                                             $ 572,461

TRANSFER AGENT FEES                                         272,269

ACCOUNTING FEES AND EXPENSES                                61,646

NON-INTERESTED TRUSTEES' COMPENSATION                       499

CUSTODIAN FEES AND EXPENSES                                 125,743

REGISTRATION FEES                                           26,706

AUDIT                                                       85,772

LEGAL                                                       377

MISCELLANEOUS                                               2,600

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,148,073

 EXPENSE REDUCTIONS                                         (10,423)      1,137,650

NET INVESTMENT INCOME                                                     1,735,993

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      4,074,858

 FOREIGN CURRENCY TRANSACTIONS                              (31,899)      4,042,959

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      10,351,507

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (23,085)      10,328,422

NET GAIN (LOSS)                                                           14,371,381

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 16,107,374
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            JULY 31,        JULY 31,
                                                            1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 1,735,993     $ 3,408,536
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    4,042,959       6,896,195

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        10,328,422      (5,043,765)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             16,107,374      5,260,966
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (2,871,377)     (479,379)

SHARE TRANSACTIONS                                           36,337,493      56,434,636
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               2,728,128       452,937

 COST OF SHARES REDEEMED                                     (65,467,695)    (122,715,801)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (26,402,074)    (65,828,228)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (13,166,077)    (61,046,641)

NET ASSETS

 BEGINNING OF PERIOD                                         87,784,624      148,831,265

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT      $ 74,618,547    $ 87,784,624
INCOME OF $1,038,716 AND $2,018,787, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        2,664,438       4,439,802

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     214,058         35,497

 REDEEMED                                                    (4,847,773)     (9,683,927)

 NET INCREASE (DECREASE)                                     (1,969,277)     (5,208,628)


FINANCIAL HIGHLIGHTS
      YEARS ENDED JULY 31,                          FEBRUARY 1, 1993
                                                    (COMMENCEMENT
                                                    OF OPERATIONS) TO
                                                    JULY 31,

      1997                   1996   1995   1994 E   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 12.91    $ 12.40    $ 11.99     $ 11.98     $ 10.00
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME              .31 D      .31        .28         .32 D       .15

 NET REALIZED AND UNREALIZED        2.68       .25        .13         .25         1.91
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              2.99       .56        .41         .57         2.06
 OPERATIONS



LESS DISTRIBUTIONS                  (.45)      (.05)      -           (.15)       (.08)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN             -          -          -           (.11)       -

 IN EXCESS OF NET REALIZED GAIN     -          -          -           (.20)       -

 RETURN OF CAPITAL                  -          -          -           (.10)       -

 TOTAL DISTRIBUTIONS                (.45)      (.05)      -           (.56)       (.08)

NET ASSET VALUE, END OF PERIOD     $ 15.45    $ 12.91    $ 12.40     $ 11.99     $ 11.98

TOTAL RETURN B, C                   23.93%     4.52%      3.42%       4.58%       20.65%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 74,619   $ 87,785   $ 148,831   $ 313,246   $ 84,157
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        1.51%      1.39%      1.34%       1.68%       2.12% A
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        1.49%      1.36%      1.33%       1.67% F     2.12% A
NET ASSETS AFTER EXPENSE           F          F          F
REDUCTIONS

RATIO OF NET INVESTMENT INCOME      2.28%      2.94%      4.68%       2.56%       4.02% A
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             57%        189%       242%        226%        172% A

AVERAGE COMMISSION RATE G          $ .0089


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Global Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for options transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $41,200,567 and $65,679,414, respectively, of which U.S. government and government agency obligations aggregated $0 and $5,681,313, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of
 .75% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .36% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $9,826 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,219 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $204 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Global Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Puritan Trust: Fidelity Global Balanced Fund , including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 1, 1993 (commencement of operations) to July 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Puritan Trust: Fidelity Global Balanced Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 1, 1993(commencement of operations) to July 31, 1993, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 11, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Global Balanced voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a dividend of $.29 per share from net investment income.
A total of 44.9% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
Kent, England
Fidelity Investments Japan Ltd.
Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Richard R. Mace, Jr., Vice President
Richard A. Spillane, Jr., Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund
Real Estate Investment Portfolio
Spartan Market Index Fund
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY

(REGISTERED TRADEMARK)

PURITAN(registered trademark)
FUND
ANNUAL REPORT
JULY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     45   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    49   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    54   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            55

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                  PAST 1   PAST 5    PAST 10
                                             YEAR     YEARS     YEARS

FIDELITY PURITAN                             33.63%   117.18%   238.93%

S&P 500(REGISTERED TRADEMARK)                52.14%   155.75%   303.48%

LEHMAN BROTHERS AGGREGATE BOND INDEX         10.76%   41.93%    139.30%

BALANCED FUNDS AVERAGE                       29.46%   88.96%    194.25%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks - and the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 317 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997            PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

FIDELITY PURITAN                       33.63%   16.78%   12.98%

S&P 500                                52.14%   20.66%   14.96%

LEHMAN BROTHERS AGGREGATE BOND INDEX   10.76%   7.26%    9.12%

BALANCED FUNDS AVERAGE                 29.46%   13.51%   11.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,0IMAHDR PRASUN   SHR__CHT 19970731 19970812 101024 S00000000000001
             Puritan                     S&P 500
LB Aggregate Bond
             00004                       SP001
LB001
  1987/07/31      10000.00                    10000.00
   10000.00
  1987/08/31      10203.94                    10373.00
    9946.49
  1987/09/30       9991.76                    10145.83
    9734.68
  1987/10/31       8515.68                     7960.42
   10081.39
  1987/11/30       8212.84                     7304.48
   10162.14
  1987/12/31       8526.40                     7860.35
   10300.56
  1988/01/31       9044.04                     8191.27
   10662.65
  1988/02/29       9317.66                     8572.99
   10789.22
  1988/03/31       9146.49                     8308.08
   10687.96
  1988/04/30       9274.25                     8400.30
   10630.29
  1988/05/31       9432.08                     8473.38
   10558.83
  1988/06/30       9774.01                     8862.31
   10813.57
  1988/07/31       9796.92                     8828.63
   10756.86
  1988/08/31       9697.65                     8528.46
   10785.06
  1988/09/30       9973.62                     8891.77
   11029.22
  1988/10/31      10136.49                     9138.96
   11236.86
  1988/11/30      10066.69                     9008.28
   11100.36
  1988/12/31      10136.87                     9165.92
   11112.86
  1989/01/31      10637.35                     9836.87
   11272.75
  1989/02/28      10542.02                     9591.93
   11191.04
  1989/03/31      10733.53                     9815.42
   11239.43
  1989/04/30      11096.42                    10324.84
   11474.62
  1989/05/31      11467.37                    10743.00
   11776.15
  1989/06/30      11547.56                    10681.76
   12134.71
  1989/07/31      12185.46                    11646.33
   12392.66
  1989/08/31      12267.24                    11874.59
   12209.05
  1989/09/30      12131.99                    11825.91
   12271.53
  1989/10/31      11769.21                    11551.55
   12573.70
  1989/11/30      11988.57                    11787.20
   12693.54
  1989/12/31      12123.56                    12070.09
   12727.51
  1990/01/31      11610.30                    11260.19
   12576.26
  1990/02/28      11734.19                    11405.44
   12616.96
  1990/03/31      11751.08                    11707.69
   12626.25
  1990/04/30      11463.59                    11415.00
   12510.57
  1990/05/31      12101.45                    12527.96
   12880.99
  1990/06/30      12036.68                    12442.77
   13087.67
  1990/07/31      11927.25                    12402.95
   13268.71
  1990/08/31      11206.88                    11281.73
   13091.51
  1990/09/30      10686.50                    10732.31
   13199.82
  1990/10/31      10501.13                    10686.16
   13367.41
  1990/11/30      11094.31                    11376.48
   13655.15
  1990/12/31      11353.67                    11693.89
   13867.92
  1991/01/31      11862.47                    12203.74
   14039.35
  1991/02/28      12550.28                    13076.31
   14159.19
  1991/03/31      12633.67                    13392.75
   14256.60
  1991/04/30      12738.87                    13424.90
   14411.05
  1991/05/31      13360.51                    14004.85
   14495.32
  1991/06/30      12896.95                    13363.43
   14487.95
  1991/07/31      13343.35                    13986.17
   14688.86
  1991/08/31      13576.25                    14317.64
   15006.73
  1991/09/30      13587.66                    14078.53
   15310.82
  1991/10/31      13784.58                    14267.18
   15481.29
  1991/11/30      13311.96                    13692.22
   15623.24
  1991/12/31      14130.38                    15258.61
   16087.22
  1992/01/31      14250.30                    14974.80
   15868.37
  1992/02/29      14650.02                    15169.47
   15971.55
  1992/03/31      14578.42                    14873.66
   15881.50
  1992/04/30      15054.57                    15310.95
   15996.22
  1992/05/31      15226.80                    15385.97
   16298.06
  1992/06/30      15144.77                    15156.72
   16522.37
  1992/07/31      15606.19                    15776.63
   16859.46
  1992/08/31      15452.38                    15453.21
   17030.25
  1992/09/30      15640.80                    15635.56
   17232.12
  1992/10/31      15522.71                    15690.28
   17003.65
  1992/11/30      15941.38                    16225.32
   17007.50
  1992/12/31      16310.33                    16424.89
   17277.94
  1993/01/31      16775.07                    16562.86
   17609.27
  1993/02/28      17118.10                    16788.12
   17917.52
  1993/03/31      17794.98                    17142.35
   17992.18
  1993/04/30      18130.74                    16727.50
   18117.47
  1993/05/31      18376.96                    17175.80
   18140.54
  1993/06/30      18501.31                    17225.61
   18469.30
  1993/07/31      18772.88                    17156.71
   18573.76
  1993/08/31      19316.04                    17806.95
   18899.32
  1993/09/30      19183.08                    17669.83
   18951.23
  1993/10/31      19681.82                    18035.60
   19022.05
  1993/11/30      19365.55                    17864.26
   18860.23
  1993/12/31      19808.41                    18080.42
   18962.45
  1994/01/31      20688.79                    18695.15
   19218.47
  1994/02/28      20462.40                    18188.51
   18884.58
  1994/03/31      19700.78                    17395.49
   18419.00
  1994/04/30      19916.57                    17618.16
   18271.92
  1994/05/31      20043.51                    17907.09
   18269.35
  1994/06/30      19888.36                    17468.37
   18228.98
  1994/07/31      20387.49                    18041.33
   18591.07
  1994/08/31      20989.01                    18781.03
   18614.14
  1994/09/30      20536.45                    18320.89
   18340.17
  1994/10/31      20777.27                    18733.11
   18323.83
  1994/11/30      20121.71                    18050.85
   18283.13
  1994/12/31      20161.85                    18318.55
   18409.38
  1995/01/31      20066.55                    18793.55
   18773.71
  1995/02/28      20679.16                    19525.93
   19220.07
  1995/03/31      21159.11                    20102.14
   19337.99
  1995/04/30      21584.48                    20694.15
   19608.11
  1995/05/31      22051.03                    21521.30
   20366.89
  1995/06/30      22298.70                    22021.23
   20516.21
  1995/07/31      23044.29                    22751.46
   20470.39
  1995/08/31      23154.75                    22808.57
   20717.44
  1995/09/30      23486.50                    23771.09
   20919.00
  1995/10/31      23108.59                    23686.22
   21191.04
  1995/11/30      23934.40                    24726.05
   21508.59
  1995/12/31      24488.67                    25202.27
   21810.43
  1996/01/31      24834.19                    26060.16
   21955.27
  1996/02/29      25150.92                    26301.74
   21573.63
  1996/03/31      25569.60                    26555.02
   21423.67
  1996/04/30      25584.10                    26946.44
   21303.19
  1996/05/31      25743.54                    27641.39
   21259.93
  1996/06/30      25860.30                    27746.70
   21545.44
  1996/07/31      25362.98                    26520.86
   21604.40
  1996/08/31      25597.01                    27080.18
   21568.19
  1996/09/30      26612.24                    28604.25
   21944.05
  1996/10/31      27258.17                    29393.16
   22430.15
  1996/11/30      28630.77                    31614.99
   22814.34
  1996/12/31      28199.78                    30988.69
   22602.22
  1997/01/31      29164.85                    32924.87
   22671.43
  1997/02/28      29606.50                    33183.00
   22727.83
  1997/03/31      28616.03                    31819.51
   22475.97
  1997/04/30      29787.74                    33719.13
   22812.42
  1997/05/31      30992.45                    35771.95
   23028.07
  1997/06/30      32146.16                    37374.54
   23301.40
  1997/07/31      33876.59                    40348.43
   23929.76
IMATRL PRASUN   SHR__CHT 19970731 19970812 101028 R0000000000012300
OVER 10 YEARS

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Puritan Fund on July 31, 1987. As the chart shows, by July 31, 1997, the value of the investment would have grown to $33,893 - a 238.93% increase on the initial investment. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 would have grown to $40,348 - a 303.48% increase. If $10,000 was put in the bond index, it would have grown to $23,930 - a 139.30% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Moderate economic growth and
subdued inflation helped create an
almost perfect investing environment
for the U.S. stock market, which
posted exceptionally strong returns
for the 12 months that ended July 31,
1997. The Standard & Poor's 500
Index returned 52.14% during the
period - well above its long-term
annual average of about 11%. The
stock market spent much of the
period breaking price and trading
volume records. Solid corporate
earnings, large inflows into mutual
funds, widespread optimism and a
generally favorable interest-rate
backdrop propelled share prices
higher, especially among
large-capitalization stocks.
Concerns in March and April over
higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the stock market's
upward climb. Higher interest rates
tend to slow economic growth and
increase borrowing costs. When
the Federal Reserve Board raised a
key short-term interest rate in March,
the stock market - already at
historically high valuations - sold
off sharply through mid-April,
when positive news on the inflation
front emerged. From that point
through the end of the 12-month
period, the market soared ever
higher, with the Dow Jones Industrial
Average breaking through the
8000 mark for the first time in July
on its way to finishing above 8200
at the end of the 12-month period.
The market broadened to include
many small- and
mid-capitalization stocks during
this latest rally.
An interview with Bettina Doulton, Portfolio Manager of Fidelity
Puritan Fund
Q. HOW DID THE FUND PERFORM, BETTINA?
A. For the 12 months that ended July 31, 1997, the fund returned 33.63%, solidly ahead of the 29.46% return for the balanced funds average, as tracked by Lipper Analytical Services. Given the structure of the fund - namely its target mix of approximately 60% equities and 40% bonds - performance typically falls between the equity-based Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. This general rule of thumb held true during the period, as the fund outperformed the Lehman Brothers index, which returned 10.76%, but underperformed the VERY strong S&P 500 index, which gained 52.14%.
Q. THE S&P 500'S 52% 12-MONTH GAIN WAS WELL ABOVE AVERAGE, WASN'T IT? WHAT FACTORS WERE RESPONSIBLE FOR THE STOCK MARKET'S DRAMATIC RISE?
A. Yes, it truly was a remarkable period - the third-best 12-month period for the S&P 500 in the past 35 years. Broadly, the stock market's exceptionally strong performance resulted from a confluence of positive factors, which together created an extremely favorable environment for equities. Among the positive factors were stronger-than-expected corporate earnings, declining interest rates overall and positive flows of money into the stock market - helped by the highest consumer confidence in over a quarter century.
Q. THE FUND PERFORMED STRONGLY COMPARED TO THE LIPPER AVERAGE. WHAT STRATEGIES BENEFITED PERFORMANCE DURING THE PERIOD?
A. The fund's emphasis on larger-capitalization companies proved to be a very successful strategy, as the fund's equities performed in line with the S&P 500. Large-capitalization companies continued to generate stronger earnings growth than their smaller-capitalization counterparts - a trend that has been ongoing for the past few years. In part, this has resulted from the restructurings undertaken by large U.S. firms over the past decade, which have enabled them to become more competitive globally. In terms of industries, my significant commitment to strong-performing finance and health stocks was quite beneficial. Underexposure to generally weak utilities, including both telecommunications and electrics, was another helpful strategy. Performance of the fund's equities likely would have exceeded that of the S&P 500 if not for my underweighting of the technology sector - the strongest-performing sector over the past year. However, given Puritan's conservative objective, it's typically difficult to justify a large technology weighting.
Q. DID THE PERFORMANCE OF THE FUND'S TOP INVESTMENTS MEET YOUR
EXPECTATIONS?
A. Yes, nine of the 10 stocks that, on average, comprised the fund's largest equity investments over the course of the period significantly outperformed the S&P 500. SmithKline Beecham and BankAmerica were two particularly strong performers. SmithKline Beecham, similar to a number of the fund's other pharmaceuticals holdings, has benefited from a solid stream of new products, in combination with rising drug utilization rates in the U.S. Among the fund's finance investments, BankAmerica was the most significant contributor. This bank is in the process of aggressively reducing its cost structure, achieving improved returns on capital and utilizing excess capital to repurchase its stock. In addition, the firm has been the beneficiary of an improving California economy. I'd also highlight the fund's top equity holding at the end of the period, General Electric, which continued to execute spectacularly in all of its diverse businesses under CEO Jack Welch.
Q. WERE ANY OF YOUR INVESTMENTS DISAPPOINTING?
A. There were certainly a few smaller positions that didn't perform as I expected - largely because their business prospects didn't materialize. However, given the strength of the market, I'd characterize most of my disappointments as missed opportunities. In some cases I sold stocks too early as they reached my price targets, only to watch them continue rising, while in other situations, I simply missed out on stocks by not buying them fast enough.
Q. WHERE HAVE YOU BEEN FINDING INVESTMENT OPPORTUNITIES LATELY?
A. For the most part, recent changes in the fund have reflected company-specific opportunities. While the fund's health care exposure has risen moderately, this has resulted mainly from selected pharmaceuticals purchases, as well as market appreciation. With the finance sector, I've recently taken some profits, particularly among several money-center banks that had run up strongly during the past year. That said, I continue to find attractive opportunities within the finance sector - especially firms with diversified businesses. The utilities sector is the one area where the fund has remained considerably underexposed. Deregulation of both telecommunications and electric utilities has led to very uncertain business prospects for the vast majority of utilities. Accordingly, I've found few attractive utilities investments, but I'm actively watching for new developments at several companies.
Q. WHAT STOCKS HAVE YOU RECENTLY FOUND PARTICULARLY ATTRACTIVE?
A. Two stocks whose weighting I've increased in the months leading up to the end of the period are American Home Products and Tyco International. American Home Products is a pharmaceutical company whose stock valuation was discounted relative to comparable firms. Based on a number of exciting new products, it appeared that the firm's sales growth rate and margins were poised to rise. Another interesting company is Tyco International, a fabulously well-managed conglomerate that has grown aggressively through a series of acquisitions. It has proven to be exceedingly adept at integrating complementary businesses into its existing organization, and its business mix recently has become less cyclical.
Q. HOW WAS THE BOND PORTION OF THE FUND STRUCTURED?
A. The manager of the bond sub-portfolio, Kevin Grant, continued to maintain an interest rate posture in line with the overall bond market as measured by the Lehman Brothers Aggregate Bond Index. For the past six to nine months, corporate bonds issued by companies generally unaffected by shifts in the economy - including bonds issued by banks
- were attractive. Historically, bank earnings were quite sensitive to interest rates. However, over the past several years, banks have increased the fee-based portions of their business, making them less sensitive to interest rates and loans. In the corporate area, Kevin has focused on shorter maturities in the two- to four-year range. These bonds offer a yield advantage over Treasuries, but are short enough in maturity that they shouldn't markedly underperform Treasuries if the market becomes nervous about credit risk.
Q. WHAT TYPE OF INVESTMENT ENVIRONMENT DO YOU ENVISION FOR THE NEXT
SIX MONTHS?
A. While there's little I can point to at this time suggesting that the outstanding environment that's prevailed over the past year won't continue, it's difficult to imagine such strong stock market performance carrying forward indefinitely. One thing I'm fairly confident in predicting is that market volatility, which has increased substantially in the past six months, will continue. This is because the stock market's overall valuation is at the high end of many traditional yardsticks. Consequently, any new developments that cause market analysts to upgrade or downgrade their views on the sustainability of the current environment have resulted recently in exaggerated stock price swings. On the subject of volatility, I'd also like to remind shareholders that as a balanced fund, Puritan generally has lower volatility than pure equity funds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
BETTINA DOULTON ON
DECLINING STOCK YIELDS:
"AS RECENTLY AS THE EARLY `90S,
INVESTORS COULD COUNT ON STOCK
DIVIDENDS TO PROVIDE CURRENT
INCOME, A SUBSTANTIAL PORTION OF
THE TOTAL RETURN ON STOCKS, AS WELL
AS A CUSHION DURING PERIODS OF
MARKET WEAKNESS. RECENTLY,
HOWEVER, DIVIDEND INCREASES
HAVEN'T KEPT PACE WITH EARNINGS.
BETWEEN THE FIRST QUARTER OF 1996
AND THE FIRST QUARTER OF 1997,
DIVIDENDS PAID BY COMPANIES IN
THE S&P 500 GREW BY ONLY 7%, WHILE
THEIR EARNINGS PER SHARE ROSE BY
18%. PART OF THE REASON DIVIDEND
PAYOUTS HAVEN'T KEPT PACE IS THAT
COMPANIES INCREASINGLY HAVE
CHOSEN TO USE THEIR CASH FLOW TO
EXECUTE SHARE BUYBACKS - WHICH
GENERALLY BOOST A COMPANY'S STOCK
PRICE - RATHER THAN RAISE THEIR
DIVIDENDS. COMPANIES CONTEND
THAT SINCE DIVIDENDS GENERALLY ARE
TAXED AT A HIGHER RATE THAN CAPITAL
GAINS, STOCK PRICE GAINS - VIA
SHARE BUYBACKS - ARE A MORE
TAX-EFFICIENT MEANS OF RETURNING
CAPITAL TO SHAREHOLDERS THAN
PAYING DIVIDENDS. AS SUCH,
DECLINING YIELDS - COMBINED WITH
A SHRINKING UNIVERSE OF
`INCOME-ORIENTED' STOCKS - HAVE
CREATED A VERY CHALLENGING
INVESTING ENVIRONMENT FOR
DIVERSIFIED, INCOME-ORIENTED
MUTUAL FUNDS, SUCH AS PURITAN,
WHICH SEEK TO GENERATE SUBSTANTIAL
CURRENT INCOME FOR SHAREHOLDERS."
FUND FACTS
GOAL: HIGH INCOME WITH
PRESERVATION OF CAPITAL. THE
FUND ALSO CONSIDERS THE
POTENTIAL FOR THE GROWTH OF
CAPITAL.
FUND NUMBER: 004
TRADING SYMBOL: FPURX
START DATE: APRIL 16, 1947
SIZE: AS OF JULY 31, 1997,
MORE THAN $22.3 BILLION
MANAGER: BETTINA DOULTON,
SINCE 1996; MANAGER, SEVERAL
OTHER FIDELITY FUNDS; JOINED
FIDELITY IN 1986
(CHECKMARK)
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF JULY 31, 1997
                                % OF FUND'S    % OF FUND'S INVESTMENTS
                                INVESTMENTS    IN THESE STOCKS
                                               6 MONTHS AGO

GENERAL ELECTRIC CO.            2.7            2.3

CITICORP                        2.7            2.7

PHILIP MORRIS COMPANIES, INC.   2.6            2.9

BANKAMERICA CORP.               2.2            2.0

AMERICAN EXPRESS CO.            2.1            1.8

TOP FIVE BOND ISSUERS AS OF JULY 31, 1997

(WITH MATURITIES OF MORE THAN ONE YEAR)    % OF FUND'S    % OF FUND'S INVESTMENTS
                                           INVESTMENTS    IN THESE BOND ISSUERS
                                                          6 MONTHS AGO

U.S. TREASURY                              8.1            7.0

FEDERAL NATIONAL MORTGAGE ASSOCIATION      3.8            3.6

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   2.3            3.2

STATE OF ISRAEL                            0.7            0.9

FEDERATED DEPARTMENT STORES, INC.          0.4            -


TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                            21.0           21.5

NONDURABLES                        8.8            8.1

HEALTH                             7.9            6.4

ENERGY                             7.8            7.6

INDUSTRIAL MACHINERY & EQUIPMENT   6.7            6.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 * AS OF JANUARY 31, 1997 **
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 1.6
ROW: 1, COL: 3, VALUE: 32.4
ROW: 1, COL: 4, VALUE: 62.8
STOCKS 61.7%
BONDS 33.1%
CONVERTIBLE
SECURITIES 0.7%
SHORT-TERM
INVESTMENTS 4.5%
FOREIGN
INVESTMENTS 9.7%
STOCKS 63.8%
BONDS 33.4%
CONVERTIBLE
SECURITIES 0.6%
SHORT-TERM
INVESTMENTS 2.2%
FOREIGN
INVESTMENTS 10.9%
ROW: 1, COL: 1, VALUE: 4.5
ROW: 1, COL: 2, VALUE: 1.7
ROW: 1, COL: 3, VALUE: 33.1
ROW: 1, COL: 4, VALUE: 60.7
*
**
INVESTMENTS JULY 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 62.5%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 5.8%
AEROSPACE & DEFENSE - 4.7%
AlliedSignal, Inc.   4,579,000 $ 422,413
Boeing Co.   1,759,452  103,478
Lockheed Martin Corp.   1,877,800  199,986
Sundstrand Corp.   1,176,500  72,943
Textron, Inc.   788,200  55,223
United Technologies Corp.   2,278,300  192,659
  1,046,702
DEFENSE ELECTRONICS - 0.6%
Raytheon Co.   2,519,000  140,749
SHIP BUILDING & REPAIR - 0.5%
General Dynamics Corp.   1,259,800  111,492
Newport News Shipbuilding, Inc.   379,480  7,803
  119,295
TOTAL AEROSPACE & DEFENSE   1,306,746
BASIC INDUSTRIES - 3.6%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.   1,335,400  117,766
du Pont (E.I.) de Nemours & Co.   1,582,000  105,895
Goodrich (B.F.) Co.   1,049,900  47,442
Monsanto Co.   2,586,400  128,835
Nalco Chemical Co.   1,139,100  46,490
Olin Corp.   658,100  27,887
Praxair, Inc.   2,408,800  132,785
  607,100
METALS & MINING - 0.1%
Aluminum Co. of America  310,600  27,488
PAPER & FOREST PRODUCTS - 0.8%
Fort Howard Corp. (a)  510,000  28,432
Kimberly-Clark Corp.   2,748,400  139,310
SDW Holdings Corp. warrants 12/15/06 (a)  1,970  10
  167,752
TOTAL BASIC INDUSTRIES   802,340
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.3%
Masco Corp.   1,134,900 $ 53,199
ENGINEERING - 0.0%
Fluor Corp.   78,800  4,846
TOTAL CONSTRUCTION & REAL ESTATE   58,045
DURABLES - 1.4%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Johnson Controls, Inc.   986,300  44,199
CONSUMER DURABLES - 1.2%
Corning, Inc.   602,200  37,223
Minnesota Mining & Manufacturing Co.   2,421,800  229,466
  266,689
TOTAL DURABLES   310,888
ENERGY - 7.3%
ENERGY SERVICES - 0.8%
Halliburton Co.   900,000  41,400
Schlumberger Ltd.   1,614,400  123,300
  164,700
OIL & GAS - 6.5%
Amoco Corp.   1,232,900  115,893
British Petroleum PLC:
Ord.   9,519,763  130,235
 ADR  3,910,030  322,333
Exxon Corp.   1,950,700  125,332
Harcor Energy, Inc. warrants 7/24/00 (a)  165,000  371
Mobil Corp.   1,752,600  134,074
Royal Dutch Petroleum Co. Ord.   592,800  33,239
Royal Dutch Petroleum Co.   6,717,600  375,765
Texaco, Inc.   1,071,000  124,303
Total SA:
Class B  290,700  29,172
 sponsored ADR  353,200  17,815
USX-Marathon Group   1,549,400  49,871
  1,458,403
TOTAL ENERGY   1,623,103
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 14.5%
BANKS - 7.2%
BankAmerica Corp.   6,647,800 $ 501,909
BankBoston Corp.   677,429  57,539
Citicorp  4,437,400  602,377
NationsBank Corp.   4,998,600  355,838
Wells Fargo & Co.   377,000  103,651
  1,621,314
CREDIT & OTHER FINANCE - 2.5%
American Express Co.   5,475,627  458,584
Associates First Capital Corp.   191,000  12,594
Beneficial Corp.   526,400  38,164
First Chicago NBD Corp.   150,000  11,381
Household International, Inc.   300,400  38,902
  559,625
FEDERAL SPONSORED CREDIT - 2.6%
Federal Home Loan Mortgage Corporation  9,424,900  339,886
Federal National Mortgage Association  4,909,450  232,278
  572,164
INSURANCE - 1.9%
Allstate Corp.   2,457,522  194,143
Hartford Financial Services Group, Inc.   1,110,400  96,744
Loews Corp.   409,100  44,234
Progressive Corp.   8,000  858
St. Paul Companies, Inc. (The)  594,700  46,647
Travelers Group, Inc. (The)  466,667  33,571
  416,197
SAVINGS & LOANS - 0.3%
Washington Mutual, Inc.   981,360  67,837
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (h)  6,318  632
TOTAL FINANCE   3,237,769
HEALTH - 7.8%
DRUGS & PHARMACEUTICALS - 7.0%
American Home Products Corp.   3,347,200  275,935
Bristol-Myers Squibb Co.   4,573,200  358,710
Merck & Co., Inc.   2,172,500  225,804
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Novartis AG (Reg.)  18,600 $ 29,866
Pharmacia & Upjohn, Inc.   150,000  5,663
Pfizer, Inc.   1,750,000  104,344
Schering-Plough Corp.   3,238,000  176,673
SmithKline Beecham PLC ADR  3,837,100  373,158
  1,550,153
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Baxter International, Inc.   2,430,500  140,513
Johnson & Johnson  688,100  42,877
  183,390
TOTAL HEALTH   1,733,543
HOLDING COMPANIES - 0.0%
CINergy Corp.   343,900  11,564
INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%
ELECTRICAL EQUIPMENT - 3.6%
Emerson Electric Co.   1,381,400  81,503
General Electric Co.   8,744,800  613,775
Grainger (W.W.), Inc.   645,900  62,006
Honeywell, Inc.   591,900  44,208
  801,492
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Cooper Industries, Inc.   2,818,204  156,586
Harnischfeger Industries, Inc.   1,180,800  50,922
Tyco International Ltd.   2,456,566  198,982
  406,490
POLLUTION CONTROL - 1.0%
Browning-Ferris Industries, Inc.   3,635,700  134,521
Waste Management, Inc.   2,838,500  90,832
  225,353
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,433,335
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.1%
Benedek Communications Corp. warrants 7/1/00 (a)  51,900 $ 104
CS Wireless Systems, Inc. (a)(h)  3,141  -
Time Warner, Inc.   423,500  23,107
  23,211
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  150,000  6,628
Live Entertainment, Inc. (a)(g):
$2.00 warrants 3/28/98   256,000  -
 $2.72 warrants 3/28/98   244,705  -
  6,628
LEISURE DURABLES & TOYS - 0.0%
IHF Capital, Inc. (a)(h):
Series H warrants 11/15/04   10,225  1,738
 Series I warrants 11/14/99   5,050  303
  2,041
LODGING & GAMING - 0.0%
Bally Gaming International, Inc. warrants 7/29/98 (a) 135,000 152 Motels of America, Inc. (a) 3,000 93
  245
PUBLISHING - 0.3%
McGraw-Hill, Inc.   938,900  63,669
TOTAL MEDIA & LEISURE   95,794
NONDURABLES - 8.0%
BEVERAGES - 0.4%
Anheuser-Busch Companies, Inc.   1,086,800  46,664
PepsiCo, Inc.   1,300,000  49,807
  96,471
FOODS - 0.7%
Campbell Soup Co.   254,100  13,181
Flowers Industries, Inc.   1,038,300  18,105
General Mills, Inc.   102,300  7,071
Heinz (H.J.) Co.   1,461,600  67,508
Nabisco Holdings Corp. Class A  1,316,200  55,939
  161,804
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 4.1%
Avon Products, Inc.   969,500 $ 70,349
Clorox Co.   415,700  58,042
Procter & Gamble Co.   2,044,900  311,082
Renaissance Cosmetics, Inc. warrants 8/31/06 (a)(h)  10,000  1,100
Rubbermaid, Inc.   1,076,200  28,048
Unilever:
PLC Ord.   2,653,900  77,010
 NV ADR  1,577,400  343,874
 NV Ord.   150,000  32,961
  922,466
TOBACCO - 2.8%
Philip Morris Companies, Inc.   13,068,040  589,695
RJR Nabisco Holdings Corp.   780,000  25,594
  615,289
TOTAL NONDURABLES   1,796,030
RETAIL & WHOLESALE - 2.4%
APPAREL STORES - 0.0%
Footstar, Inc. (a)  269,739  7,215
Lamonts Apparel, Inc. (a)  50,220  5
Lamonts Apparel, Inc. warrants 6/10/99 (a)  92,674  -
  7,220
DRUG STORES - 0.6%
CVS Corp.   1,070,300  60,873
Rite Aid Corp.   1,229,100  63,837
  124,710
GENERAL MERCHANDISE STORES - 1.6%
Dayton Hudson Corp.   623,700  40,307
Sears, Roebuck & Co.   951,700  60,255
Wal-Mart Stores, Inc.   6,950,300  261,070
  361,632
GROCERY STORES - 0.2%
American Stores Co.   1,347,000  34,011
Food 4 Less Holdings, Inc. warrants 12/31/02 (a)(g)  235,622  3,417
  37,428
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Jewelry Manufacturing Corp. Class A (a)  92,394 $ 12
TOTAL RETAIL & WHOLESALE   531,002
SERVICES - 0.8%
LEASING & RENTAL - 0.1%
Ryder Systems, Inc.   357,000  12,785
PRINTING - 0.5%
Deluxe Corp.   1,800,300  59,973
Donnelley (R.R.) & Sons Co.   1,655,500  66,530
  126,503
SERVICES - 0.2%
National Service Industries, Inc.   959,500  47,315
TOTAL SERVICES   186,603
TECHNOLOGY - 2.6%
COMPUTERS & OFFICE EQUIPMENT - 2.0%
Exide Electronics Group, Inc.   21,527  511
International Business Machines Corp.   527,200  55,751
Pitney Bowes, Inc.   3,438,540  258,321
Xerox Corp.   1,581,800  130,103
  444,686
ELECTRONICS - 0.6%
AMP, Inc.   137,700  7,195
Thomas & Betts Corp.   2,172,350  124,095
  131,290
TOTAL TECHNOLOGY   575,976
TRANSPORTATION - 0.2%
RAILROADS - 0.2%
Burlington Northern Santa Fe Corp.   391,300  37,785
CSX Corp.   89,100  5,502
  43,287
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 1.0%
CELLULAR - 0.0%
Microcell Telecommunications, Inc. (a):
warrants 6/1/06  120,280 $ 1,504
 conditional warrants 6/1/06  120,280  75
Powertel, Inc. warrants 2/1/06 (a)  25,856  171
  1,750
ELECTRIC UTILITY - 0.1%
Allegheny Power System, Inc.   244,700  7,173
Edison International  650,000  16,411
  23,584
GAS - 0.2%
Consolidated Natural Gas Co.   581,700  33,666
El Paso Natural Gas Co.   60,208  3,481
  37,147
TELEPHONE SERVICES - 0.7%
ALLTEL Corp.   173,900  5,717
Ameritech Corp.   862,800  58,185
BCE, Inc.   1,930,200  58,747
Hyperion Telecommunications, Inc. warrants 4/15/01 (a)(h)  19,130  574
MCI Communications Corp.   1,036,000  36,584
NextLink Communications, Inc. warrants 2/1/09 (a)  449,930  4
RSL Communications Ltd./RSL Communications
PLC warrants 11/15/06 (a)  5,920  296
  160,107
TOTAL UTILITIES   222,588
TOTAL COMMON STOCKS
(Cost $9,344,614)   13,968,613
PREFERRED STOCKS - 1.7%
CONVERTIBLE PREFERRED STOCKS - 0.4%
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  521,000  12,699
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
ENERGY - 0.0%
OIL & GAS - 0.0%
Tosco Financing Trust $2.875 (h)  116,000 $ 6,786
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Loral Space & Communications Ltd. $3.00 Series C (h) 300,000 15,225 MEDIA & LEISURE - 0.1%
BROADCASTING - 0.0%
Benedek Communucations Corp. 15% (a)  30,300  3,424
LODGING & GAMING - 0.1%
Host Marriott Financial Trust $3.375 (h)  534,900  33,899
TOTAL MEDIA & LEISURE   37,323
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00   63,000  19,215
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp., pay-in-kind  3,625  2
TOTAL RETAIL & WHOLESALE   19,217
TOTAL CONVERTIBLE PREFERRED STOCKS   91,250
NONCONVERTIBLE PREFERRED STOCKS - 1.3%
FINANCE - 0.1%
CREDIT & OTHER FINANCE - 0.0%
American Annuity Group Capital Trust II 8 3/4%  6,030  6,000
SAVINGS & LOANS - 0.1%
California Federal Bank FSB 11 1/2%  59,929  6,862
California Federal Preferred Capital Corp. 9 1/8%   382,820  10,001
  16,863
TOTAL FINANCE   22,863
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. 8% (a)(g)  2,581 $ 2,006
MEDIA & LEISURE - 0.8%
BROADCASTING - 0.7%
Adelphia Communications Corp. 13%, 7/15/09 (h)  38,030  4,145
American Radio Systems Corp. 11 3/8%, pay-in-kind 145,331 16,204 Cablevision System Corp., pay-in-kind:
11 1/8%, depositary shares   185,388  19,558
 Series H, $11.75   116,423  12,632
Capstar Broadcasting Partners, Inc. 12% (h)  11,340  1,194
Chancellor Radio Broadcasting Co.:
 12%, pay-in-kind (h)  7,662  877
 Series A, 12 1/4%  64,300  8,391
Citadel Broadcasting Co. 13 1/4%, pay-in-kind (h)  76,550  8,229
Granite Broadcasting Corp. 12 3/4%, pay-in-kind   1,620  1,717
PanAmSat Corp. 12 3/4%, pay-in-kind  27,609  32,855
Time Warner, Inc., Series M, 10 1/4%, pay-in-kind  44,672  50,927
  156,729
PUBLISHING - 0.1%
K-III Communications Corp.:
Series B, $11.625, pay-in-kind  13,818  1,513
 Series D, $10  161,300  16,533
  18,046
TOTAL MEDIA & LEISURE   174,775
NONDURABLES - 0.1%
HOUSEHOLD PRODUCTS - 0.1%
Renaissance Cosmetics, Inc. 14%, pay-in-kind   11,104  9,605
TECHNOLOGY - 0.1%
COMMUNICATIONS EQUIPMENT - 0.1%
Intermedia Communications, Inc. 13 1/2%, pay-in-kind   27,532  31,112
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
UTILITIES - 0.2%
CELLULAR - 0.1%
Nextel Communications Corp. 13%, pay-in-kind (h) 18,035 $ 19,207 ELECTRIC UTILITY - 0.0%
Entergy Gulf States, Inc., Series A adj. rate  37,296  3,655
TELEPHONE SERVICES - 0.1%
NextLink Communications, Inc. 14%, pay-in-kind   480,277  27,616
TOTAL UTILITIES   50,478
TOTAL NONCONVERTIBLE PREFERRED STOCKS   290,839
TOTAL PREFERRED STOCKS
(Cost $339,429)   382,089
CORPORATE BONDS - 16.4%
 MOODY'S RATINGS (C) PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
CONVERTIBLE BONDS - 0.2%
MEDIA & LEISURE - 0.1%
BROADCASTING - 0.1%
Time Warner, Inc. liquid yield option notes
0%, 6/22/13  Ba1 $ 54,450  26,238
RETAIL & WHOLESALE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc.
5%, 10/1/03  Baa3  16,700  22,983
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
0%, 12/15/05 (d)(h)  -  40  28
TOTAL CONVERTIBLE BONDS   49,249
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - 16.2%
AEROSPACE & DEFENSE - 0.4%
AEROSPACE & DEFENSE - 0.4%
Fairchild Corp. 12%, 10/15/01  Caa1 $ 1,250 $ 1,256
Lockheed Martin Corp. 7.20%, 5/1/36  A3  74,700  79,503
RHI Holdings, Inc. 11 7/8%, 3/1/99  B2  2,090  2,090
  82,849
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc. 8 1/2%, 3/1/07   B1  2,970  3,063
SHIP BUILDING & REPAIR - 0.0%
Newport News Shipbuilding, Inc.:
8 5/8%, 12/1/06  Ba2  370  389
 9 1/4%, 12/1/06  B1  2,430  2,575
  2,964
TOTAL AEROSPACE & DEFENSE   88,876
BASIC INDUSTRIES - 1.1%
CHEMICALS & PLASTICS - 0.4%
Atlantis Group, Inc. 11%, 2/15/03  B2  5,630  5,827
Foamex LP/Foamex Capital Corp.
9 7/8%, 6/15/07 (h)  B3  1,330  1,347
Freedom Chemical Co. 10 5/8%, 10/15/06  B3  13,650  14,145
Huntsman Corp. 9 1/2%, 7/1/07 (h)  B2  11,160  11,662
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  25,455  27,055
Plastic Specialties & Technologies, Inc.
11 1/4%, 12/1/03  B3  700  753
Sovereign Specialty Chemicals, Inc.
9 1/2%, 8/1/07 (h)  B3  250  250
Sterling Chemicals Holdings, Inc.:
11 3/4%, 8/15/06  B3  11,000  12,045
 11 1/4%, 4/1/07  B3  5,650  6,116
  79,200
IRON & STEEL - 0.1%
GS Technologies Operating, Inc.
12 1/4%, 10/1/05  B2  3,560  3,938
Republic Engineered Steels, Inc.
9 7/8%, 12/15/01  Caa1  7,260  6,951
WCI Steel, Inc. 10%, 12/1/04  B2  7,250  7,758
  18,647
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 0.0%
Commonwealth Aluminum Corp.
10 3/4%, 10/1/06  B2 $ 6,240 $ 6,638
PACKAGING & CONTAINERS - 0.1%
Crown Cork & Seal, Inc. 5 7/8%, 4/15/98  Baa1  15,250  15,251
PAPER & FOREST PRODUCTS - 0.5%
American Pad & Paper Co., Inc. 13%, 11/15/05  B3  4,980  5,876
Asia Pulp & Paper Finance II Mauritius Ltd.
12%, 3/15/4 (h)  B3  13,365  13,465
Crown Paper Co. 11%, 9/1/05  B3  2,800  2,954
Doman Industries Ltd. yankee 8 3/4%, 3/15/04  B1  10,650  10,570
Florida Coast Paper Co. LLC/Florida Coast Paper
 Finance Corp., Series B, 12 3/4%, 6/1/03  Caa1  1,990  2,134
Great Northern Nekoosa Corp.
9 1/8%, 2/1/98  Baa2  7,800  7,920
Koppers Industries, Inc. 8 1/2%, 2/1/04  B1  3,090  3,082
Mail-Well Corp. 10 1/2%, 2/15/04  B  1,160  1,224
Malette, Inc. yankee 12 1/4%, 7/15/04  Ba3  1,010  1,131
Repap New Brusnwick, Inc. yankee:
9 7/8%, 7/15/00  B2  4,880  4,929
 10 5/8%, 4/15/05  Caa1  3,280  3,124
Repap Wisconsin, Inc. 9 7/8%, 5/1/06  Caa1  6,870  7,385
Riverwood International Corp.:
10 5/8%, 8/1/07 (h)  B3  3,950  4,009
 10 7/8%, 4/1/08  Caa1  6,310  6,010
SD Warren Co., Series B, 12%, 12/15/04  B1  4,920  5,523
Stone Container Corp.:
12 5/8%, 7/15/98  B2  13,030  13,649
 11 7/8%, 12/1/98  B2  4,340  4,579
 10 3/4%, 10/1/02  B1  9,950  10,648
 11 7/8%, 8/1/16  B2  6,840  7,524
Tembec Finance Corp. yankee
9 7/8%, 9/30/05  B1  1,000  1,050
  116,786
TOTAL BASIC INDUSTRIES   236,522
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
DURABLES - 0.3%
HOME FURNISHINGS - 0.1%
Guitar Center Management Co., Inc.
11%, 7/1/06  B2 $ 1,487 $ 1,651
Interlake Corp. 12 1/8%, 3/1/02  B3  9,370  9,792
Knoll, Inc. 10 7/8%, 3/15/06  B1  2,661  2,966
  14,409
TEXTILES & APPAREL - 0.2%
Dan River, Inc. 10 1/8%, 12/15/03  B3  3,340  3,524
GFSI, Inc. 9 5/8%, 3/1/07 (h)  B3  260  267
Levi Strauss & Co. 6.80%, 11/1/03 (h)  Baa2  30,210  30,721
Nine West Group, Inc. (h):
8 3/8%, 8/15/05   Ba2  5,850  5,974
 9%, 8/15/07   Ba3  5,890  5,993
Polymer Group Inc. 9%, 7/1/07 (h)  B2  5,500  5,665
Synthetic Industries, Inc. 9 1/4%, 2/15/07  B2  5,820  6,009
  58,153
TOTAL DURABLES   72,562
ENERGY - 0.5%
ENERGY SERVICES - 0.0%
McDermott International, Inc. 9 3/8%, 3/15/02  Ba3  8,575  9,143
OIL & GAS - 0.5%
Belden & Blake Corp. 9 7/8%, 6/15/07 (h)  B3  7,865  7,924
Clark R&M Holdings, Inc. 0%, 2/15/00  B2  5,630  4,349
Cross Timbers Oil Co. 9 1/4%, 4/1/07  B2  8,560  8,902
Flores & Rucks, Inc. 9 3/4%, 10/1/06  B3  7,135  7,599
Harcor Energy, Inc. 14 7/8%, 7/15/02  B3  6,530  7,705
Occidental Petroleum Corp. 8 1/2%, 11/9/01  Baa2  5,900  6,349
Ocean Energy, Inc. 8 7/8%, 7/15/07 (h)  B3  8,020  8,200
Pennzoil Co. 9 5/8%, 11/15/99  Baa3  10,920  11,679
Ras Laffan Liquid Natural Gas Co. Ltd. yankee
8.29%, 3/15/14 (h)  A3  44,540  48,995
  111,702
TOTAL ENERGY   120,845
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 6.4%
ASSET-BACKED SECURITIES - 1.1%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19  Ba2 $ 11,560 $ 13,554
Arcadia Automobile Receivables Trust
6 1/2%, 6/17/02   Aaa  15,500  15,611
Capital Equipment Receivables Trust
6.11%, 7/15/99   Aaa  76,770  76,890
Chase Manhattan Grantor Trust:
6.61%, 9/15/02   Aaa  30,474  30,740
 6.76%, 9/15/02   A3  7,981  8,049
Chevy Chase Auto Receivables Trust:
6.60%, 12/15/02   Aaa  13,567  13,673
 5.90%, 7/15/03   Aaa  32,344  32,294
Ford Credit Grantor Trust 5.90%, 10/15/00   Aaa  9,144  9,155
General Motors Acceptance Corp. Grantor
Trust 1995-A 7.15%, 3/15/00   Aaa  4,553  4,588
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  1,031  1,028
Premier Auto Trust:
4.90%, 12/15/98  Aaa  279  278
 4.95%, 2/2/99   A2  889  885
Sears Credit Account Master Trust II
6 1/2%, 10/15/03   Aaa  34,060  34,401
Standard Credit Card Master Trust I
7.65%, 2/15/00  A2  3,800  3,837
Union Federal Savings Bank Grantor Trust
8.20%, 1/10/01  Baa2  752  763
  245,746
BANKS - 2.4%
ABN Amro Bank NV
6 5/8%, 10/31/01  Aa3  28,500  28,891
Banc One Corp. 6.70%, 3/24/00  Aa3  23,130  23,472
Banco Latinoamer Exportaciones Euro
6.90%, 12/6/99 (h)  Baa2  10,550  10,705
Bank of New York Institutional Capital Trust A
7.78%, 10/1/26 (h)  A1  50,000  51,431
Banponce Financial Corp.:
6.66%, 3/26/01  A3  10,000  10,108
 6 3/4%, 8/9/01  A3  18,240  18,488
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
BANKS - CONTINUED
Capital One Bank:
6.74%, 5/31/99  Baa3 $ 14,195 $ 14,307
 7.20%, 7/19/99  Baa3  22,000  22,402
 6.42%, 11/12/99  Baa3  25,000  25,086
Corporacion Andina De Fomento yankee
7 1/4%, 4/30/98 (h)  A3  5,900  5,956
Export-Import Bank of Korea 6 3/8%, 2/15/06  A1  61,650  59,500
First Chicago Institutional Capital B
7 3/4%, 12/1/26 (h)  A1  35,000  35,267
First Fidelity Bancorp 8 1/2%, 4/1/98  A2  7,485  7,604
First Maryland Bancorp 10 3/8%, 8/1/99  A3  8,345  8,992
First USA Bank 6 1/2%, 12/23/99   Aa2  29,500  29,620
Firstar Corp. 7.15%, 9/1/00  A3  11,970  12,066
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  A3  3,520  3,624
Hartford National Corp. 9.85%, 6/1/99  A3  2,000  2,128
Kansallis-Osake-Pankki 10%, 5/1/02  A3  5,285  6,029
Korea Development Bank yankee:
6 1/4%, 5/1/00  A1  6,000  6,011
 7 1/4%, 5/15/06  A1  19,026  19,428
Manufacturers Hanover Corp.
8 1/2%, 2/15/99  A1  160  166
Merchants National Corp. 9 7/8%, 10/1/99  A2  6,850  7,360
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  16,530  17,568
Midlantic Corp.:
9 7/8%, 12/1/99  A3  18,227  19,655
 9.20%, 8/1/01  A3  11,550  12,680
NationsBank Corp. 5 1/8%, 9/15/98  A1  1,642  1,628
Provident Bank 6 1/8%, 12/15/00  A3  27,500  27,386
Shawmut National Corp. 8 5/8%, 12/15/99  A3  7,440  7,816
Signet Bank 7.80%, 9/15/06  Baa1  12,500  13,326
Signet Banking Corp.:
5.9375%, 4/15/98 (i)  Baa2  6,210  6,181
 9 5/8%, 6/1/99  Baa2  7,500  7,926
Summit Bancorp. 8 5/8%, 12/10/02  BBB-  6,750  7,386
Union Planters National Bank 6.81%, 8/20/01  A3  13,000  13,228
United Virginia Bankshares, Inc.
8 5/8%, 4/15/98  Baa1  1,522  1,550
  544,971
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 2.3%
APP International Finance Co. BV yankee
11 3/4%, 10/1/05  Ba3 $ 1,585 $ 1,740
AT&T Capital Corp.:
6%, 11/13/98  Baa3  6,000  6,006
 6.65%, 4/30/99  Baa3  40,260  40,602
Ahmanson Capital Trust I
8.36%, 12/1/26 (h)  Baa3  15,500  16,520
Associates Corp. of North America
6 1/2%, 9/9/98  Aa3  50,000  50,312
BankBoston Capital Trust II 7 3/4%, 12/15/26  Baa1  37,000  37,587
CIT Group Holdings, Inc. 6 1/4%, 9/30/99  Aa3  45,890  46,120
Chase Capital I 7.67%, 12/1/26  A1  35,000  35,559
Chrysler Financial Corp.:
6.80%, 5/26/98  A3  5,000  5,035
 6 3/8%, 1/28/00  A3  29,710  29,899
Delta Financial Corp. 9 1/2%, 8/1/04  B1  1,550  1,558
Finova Capital Corp. 6.14%, 11/2/98  Baa1  1,880  1,886
First Security Capital I 8.41%, 12/15/26  A3  7,920  8,538
Fleet Mortgage Group, Inc. 6 1/2%, 6/15/00  A2  3,900  3,933
Ford Motor Credit Co. euro 8 5/8%, 1/24/00  A1  7,250  7,631
GST Equipment Funding, Inc.
13 1/4%, 5/1/07 (h)  -  7,470  8,254
General Electric Capital Corp.
6.94%, 4/13/09 (e)  Aaa  25,630  26,011
General Motors Acceptance Corp.:
8 5/8%, 6/15/99  A3  6,400  6,688
 8%, 10/1/99  A3  11,200  11,642
 6.65%, 5/24/00  A3  5,950  6,022
Greyhound Financial Corp. 6.95%, 1/28/98  Baa2  2,000  2,008
Imperial Credit Capital Trust I
10 1/4%, 6/14/02 (h)  B2  3,600  3,609
Imperial Credit Industries, Inc.
9 7/8%, 1/15/07  B2  6,497  6,432
KeyCorp Institutional Capital Series A
7.826%, 12/1/26  A1  19,000  19,492
MCN Investment Corp. 5.84%, 2/1/99  Baa2  11,820  11,807
Nordstrom Credit, Inc. 7 1/4%, 4/30/02  A2  21,150  21,922
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
PNC Institutional Capital Trust
8.315%, 5/15/27 (h)  A2 $ 19,000 $ 20,324
PTC International Finance BV
0%, 7/1/07 (d)(h)  B3  1,740  1,101
Tjiwi Kimia Mauritius Ltd. 10%, 8/1/04 (h)  Ba3  7,360  7,415
U.S. West Capital Funding, Inc.
6.95%, 1/15/37  Baa1  16,000  16,515
Wells Fargo Capital C Capital Securities
7.73%, 12/1/26 (h)  A1  50,000  49,963
  512,131
INSURANCE - 0.3%
Integon Capital I 10 3/4%, 2/15/27  Ba3  10,100  12,322
SunAmerica, Inc. 6.20%, 10/31/99  Baa1  48,500  48,654
  60,976
SAVINGS & LOANS - 0.3%
First Nationwide Holdings, Inc.:
9 1/8%, 1/15/03  Ba3  1,930  2,017
 10 5/8%, 10/1/03  Ba3  5,620  6,224
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B3  20,050  22,857
Great Western Financial Corp. 6 3/8%, 7/1/00  A3  1,330  1,334
Home Savings of America 6%, 11/1/00  A3  10,500  10,383
Long Island Savings Bank FSB 7%, 6/13/02  Baa3  14,850  15,147
  57,962
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible 14%, 6/1/02 (h)  -  497  542
TOTAL FINANCE   1,422,328
HEALTH - 0.1%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
10 3/4%, 7/1/00  B3  7,220  7,364
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 0.1%
Columbia/HCA Healthcare Corp.
6 1/2%, 3/15/99  A3 $ 13,120 $ 13,231
Integrated Health Services, Inc.
9 1/2%, 9/15/07 (h)  B1  2,120  2,242
Tenet Healthcare Corp.:
8%, 1/15/05  Ba1  3,490  3,612
 8 5/8%, 1/15/07  Ba3  990  1,035
Vencor, Inc. 8 5/8%, 7/15/07 (h)  B1  6,910  7,057
  27,177
TOTAL HEALTH   34,541
HOLDING COMPANIES - 0.2%
Gray Communications System, Inc.
10 5/8%, 10/1/06  B3  5,040  5,444
Norfolk Southern Corp. 7.05%, 5/1/37  Baa1  39,550  41,243
  46,687
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
ELECTRICAL EQUIPMENT - 0.1%
Amphenol Corp. 9 7/8%, 5/15/07  B2  770  816
Motors & Gears, Inc. 10 3/4%, 11/15/06  B3  9,850  10,441
  11,257
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Calmar, Inc. 11 1/2%, 8/15/05  B3  520  556
Continental Global Group, Inc. 11%, 4/1/07 (h)  B2  3,380  3,583
Goss Graphic System, Inc. 12%, 10/15/06  B2  6,900  7,641
International Knife & Saw, Inc.
11 3/8%, 11/15/06  B3  870  942
Thermadyne Holdings Corp.:
10 1/4%, 5/1/02   B1  2,790  2,916
 10 3/4%, 11/1/03   B3  8,019  8,490
  24,128
POLLUTION CONTROL - 0.0%
Allied Waste North America 10 1/4%, 12/1/06  B3  2,080  2,278
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   37,663
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - 1.7%
BROADCASTING - 0.9%
Adelphia Communications Corp.:
9 1/2%, 2/15/04  B3 $ 4,621 $ 4,413
 10 1/2%, 7/15/04 (h)  B3  5,460  5,774
 9 7/8%, 3/1/07 (h)  B3  16,820  17,156
Benedek Communications Corp.
0%, 5/15/06 (d)  B-  5,440  3,427
Capstar Broadcasting Partners, Inc.
0%, 2/1/09 (d)(h)  CCC  8,840  5,901
Capstar Radio Broadcasting Partners, Inc.
9 1/4%, 7/1/07 (h)  B-  8,110  8,333
Chancellor Radio Broadcasting Co.
8 3/4%, 6/15/07 (h)  B3  4,650  4,790
Citadel Broadcasting Co.
10 1/4%, 7/1/07 (h)  B3  4,850  5,177
CS Wireless Systems, Inc.
0%, 3/1/06 (d)  Caa  11,430  2,229
Diamond Cable Communications PLC yankee
0%, 9/30/04 (d)  B3  540  446
Echostar Satellite Broadcasting Corp.
0%, 3/15/04 (d)  Caa1  5,950  4,344
Falcon Holdings Group LP
11%, 9/15/03, pay-in-kind  -  10,875  11,337
Intermedia Capital Partners IV LP/Intermedia
Partners IV Capital Corp. 11 1/4%, 8/1/06  B2  370  405
Jacor Communications Co.:
9 3/4%, 12/15/06  B2  660  713
 8 3/4%, 6/15/07 (h)  B2  2,660  2,746
Olympus Communications LP/Olympus Capital
Corp 10 5/8%, 11/15/06  B1  7,520  8,159
SFX Broadcasting, Inc. 10 3/4%, 5/15/06  B3  1,780  1,998
TCI Communication, Inc.:
7 1/4%, 6/15/99  Ba1  6,700  6,790
 6.82%, 9/15/10 (i)  Ba1  26,000  26,056
TeleTrac, Inc. 14%, 8/1/07 unit (h)   Caa2  10,020  10,020
Telewest PLC 0%, 10/1/07 (d)  B1  12,650  9,424
Time Warner, Inc.:
7 3/4%, 6/15/05  Ba1  22,000  23,138
 6.85%, 1/15/26  Ba1  19,000  19,322
UIH Australia/PAC, Inc., Series B,
0%, 5/15/06 (d)  B2  17,060  11,430
  193,528
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.2%
AMC Entertainment, Inc.
9 1/2%, 3/15/09 (h)  B2 $ 8,790 $ 9,054
AMF Group, Inc., Series B:
0%, 3/15/06 (d)  B2  9,350  6,966
 10 7/8%, 3/15/06  B2  8,025  8,888
Cinemark USA, Inc. 9 5/8%, 8/1/08  B2  4,860  4,994
Hollywood Theaters, Inc. 10 5/8%, 8/1/07 (h)  B3  190  190
Viacom, Inc. 8%, 7/7/06  B1  20,940  20,574
  50,666
LEISURE DURABLES & TOYS - 0.0%
Coleman Escrow Corp. secured 2nd priority
0%, 5/15/01 (h)  Caa1  3,200  1,888
ICON Fitness Corp. 0%, 11/15/06 (d)  Caa3  1,510  831
ICON Health and Fitness, Inc. 13%, 7/15/02  B3  9,070  10,158
  12,877
LODGING & GAMING - 0.4%
American Skiing Co. 12%, 7/15/06  B3  5,980  6,384
Circus Circus Enterprises, Inc. 7%, 11/15/36  Baa2  9,600  9,686
HMC Acquisition Properties, Inc. 9%, 12/15/07  Ba3  17,230  17,833
HMH Properties, Inc.:
9 1/2%, 5/15/05  Ba3  12,930  13,624
 8 7/8%, 7/15/07 (h)  Ba3  9,220  9,543
Hollywood Casino Corp. 12 3/4%, 11/1/03  B2  8,470  9,105
Horseshoe Gaming LLC 12 3/4%, 9/30/00  B1  8,845  9,895
KSL Recreation Group, Inc.
10 1/4%, 5/1/07 (h)  B3  450  479
Prime Hospitality Corp. 9 3/4%, 4/1/07  -  850  912
Speedway Motorsports, Inc.
8 1/2%, 8/15/07 (h)  -  260  264
Sun International Hotels Ltd./Sun International
North America, Inc. yankee 9%, 3/15/07  Ba3  10,560  10,930
  88,655
PUBLISHING - 0.1%
Big Flower Press Holdings, Inc.
8 7/8%, 7/1/07 (h)  -  14,030  13,995
News America Holdings, Inc. gtd.
9 1/8%, 10/15/99  Baa3  10,000  10,591
  24,586
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
RESTAURANTS - 0.1%
AFC Enterprises, Inc. 10 1/4%, 5/15/07 (h)  B3 $ 6,250 $ 6,484
Darden Restaurants, Inc. 6 3/8%, 2/1/06  Baa1  2,820  2,694
Host Marriott Travel Plazas, Inc.
9 1/2%, 5/15/05  B1  12,670  13,350
  22,528
TOTAL MEDIA & LEISURE   392,840
NONDURABLES - 0.7%
FOODS - 0.2%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa1  22,725  23,911
Dart and Kraft Finance NV
7 3/4%, 11/30/98  A2  7,239  7,411
International Home Foods, Inc.
10 3/8%, 11/1/06  B2  2,370  2,506
  33,828
HOUSEHOLD PRODUCTS - 0.1%
Renaissance Cosmetic, Inc. 11 3/4%, 2/15/04  B3  8,480  8,544
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  10,020  10,671
  19,215
TOBACCO - 0.4%
North Atlantic Trading, Inc.
11%, 6/15/04 (h)  B3  2,220  2,309
Philip Morris Companies, Inc.:
7%, 7/15/05  A2  50,500  51,132
 6.95%, 6/1/06  A2  20,550  20,933
RJR Nabisco, Inc. 8 1/2%, 7/1/07  Baa3  20,000  20,863
  95,237
TOTAL NONDURABLES   148,280
RETAIL & WHOLESALE - 0.9%
APPAREL STORES - 0.1%
AnnTaylor, Inc. 8 3/4%, 6/15/00  B3  810  814
Lamonts Apparel, Inc.
10 1/4%, 11/1/99, pay-in-kind (b)(h)  -  3,082  131
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - CONTINUED
APPAREL STORES - CONTINUED
Mothers Work, Inc. 12 5/8%, 8/1/05  B3 $ 10,550 $ 11,078
Specialty Retailers, Inc. (h):
8 1/2%, 7/15/05   Ba3  3,920  4,018
 9%, 7/15/07   B2  1,620  1,656
  17,697
GENERAL MERCHANDISE STORES - 0.5%
Dayton Hudson Corp. 6.80%, 10/1/01  Baa1  2,850  2,895
Federated Department Stores, Inc.:
8 1/2%, 6/15/03  Baa2  60,285  65,940
 6.79%, 7/15/27  Baa2  11,500  11,679
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  22,220  22,631
  103,145
GROCERY STORES - 0.3%
American Stores Co. 7 1/2%, 5/1/37  Baa2  32,000  33,886
Di Giorgio Corp. 10%, 6/15/07 (h)  B3  1,330  1,317
Fleming Companies, Inc.
10 1/2%, 12/1/04 (h)  B3  4,320  4,428
Food 4 Less Holdings, Inc. 13 5/8%, 6/15/07  -  1,271  1,471
Pathmark Stores, Inc.:
11 5/8%, 6/15/02  Caa1  8,890  8,957
 9 5/8%, 5/1/03  B3  1,450  1,396
Penn Traffic Co.:
10 1/4%, 2/15/02  B3  5,760  4,982
 8 5/8%, 12/15/03  B3  2,760  2,256
 10 3/8%, 10/1/04  B3  2,800  2,394
 11 1/2%, 4/15/06  B3  2,340  2,048
Pueblo Xtra International, Inc.:
9 1/2%, 8/1/03  B3  7,375  7,264
 9 1/2%, 8/1/03 (h)  B3  150  147
  70,546
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Corporate Expess, Inc., Series B,
9 1/8%, 3/15/04  B2  800  800
TOTAL RETAIL & WHOLESALE   192,188
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
SERVICES - 0.3%
LEASING & RENTAL - 0.1%
Interpool, Inc. 7.35%, 8/01/07 (h)  Ba1 $ 18,000 $ 18,139
PRINTING - 0.0%
Sullivan Graphics, Inc. 12 3/4%, 8/1/05  Caa1  10,910  11,183
SERVICES - 0.2%
Orion Network Systems, Inc.:
0%, 1/15/07 unit (d)  B2  41,555  25,452
 11 1/4%, 1/15/07 unit  B2  8,090  8,515
Outsourcing Solutions, Inc. 11%, 11/1/06  B3  2,190  2,442
  36,409
TOTAL SERVICES   65,731
TECHNOLOGY - 1.0%
COMMUNICATIONS EQUIPMENT - 0.2%
Echostar Communications Corp. secured discount
0%, 6/1/04 (d)  B2  28,810  24,741
Intermedia Communications, Inc.:
0%, 5/15/06  B2  6,770  5,010
 0%, 7/15/07 (d)(h)   B2  14,590  9,338
Jordan Telecommunications Products
0%, 8/1/07 (d)(h)  B3  8,550  6,198
  45,287
COMPUTER SERVICES & SOFTWARE - 0.1%
DecisionOne Corp. 9 3/4%, 8/1/07  B3  920  934
Verio, Inc. 13 1/2%, 6/15/4 unit (h)   -  7,400  7,733
  8,667
COMPUTERS & OFFICE EQUIPMENT - 0.4%
Comdisco, Inc.:
6.44%, 3/8/99  Baa1  20,000  20,139
 6 1/2%, 4/30/99  Baa1  13,250  13,339
 6.70%, 8/6/99  Baa1  6,750  6,820
 9.28%, 6/5/00  Baa2  2,000  2,156
 9.30%, 6/27/00  Baa2  2,000  2,162
 9 1/4%, 7/6/00  Baa2  7,625  8,227
 6 3/8%, 11/30/01  Baa1  24,500  24,430
 9 1/2%, 1/28/02  Baa2  2,580  2,892
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
DecisionOne Holdings Corp.
0%, 8/1/08 unit (d)  Caa1 $ 350 $ 200
Dictaphone Corp. 11 3/4%, 8/1/05  B3  6,980  4,537
Exide Electronics Group, Inc. 11 1/2%, 5/15/06  B3  4,180  4,807
Unisys Corp. 10 5/8%, 10/1/99  B1  2,250  2,318
  92,027
ELECTRONIC INSTRUMENTS - 0.0%
Wavetek Corp. 10 1/8%, 6/15/07 (h)  B3  1,210  1,258
ELECTRONICS - 0.3%
Fairchild Semiconductor Corp.
10 1/8%, 3/15/07 (h)  B2  6,680  7,114
Motorola, Inc. 6 1/2%, 9/1/25  Aa3  30,050  30,590
Texas Instruments, Inc. 6 7/8%, 7/15/00  A3  32,100  32,727
Viasystems, Inc. 9 3/4%, 6/1/07 (h)  B3  3,590  3,716
  74,147
TOTAL TECHNOLOGY   221,386
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.1%
AMR Corp.:
7 3/4%, 12/1/97  Baa3  3,500  3,519
 9 1/2%, 7/15/98  Baa3  5,690  5,875
Atlas Air, Inc. pass through trust
12 1/4%, 12/1/02  Ba3  4,810  5,388
US Air Inc., pass through trust
8 5/8%, 9/1/98  B1  3,000  3,045
  17,827
RAILROADS - 0.2%
Burlington Northern Santa Fe Corp.:
7.29%, 6/1/36  Baa2  22,430  23,856
 6.53%, 7/15/37  Baa2  20,000  20,718
TFM SA de CV 10 1/4%, 6/15/07 (h)  B2  650  672
Transtar Holdings LP/Transtar Capital Corp.
0%, 12/15/03 (d)  B-  9,742  8,280
  53,526
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.0%
Trism, Inc. 10 3/4%, 12/15/00  B3 $ 600 $ 603
TOTAL TRANSPORTATION   71,956
UTILITIES - 2.1%
CELLULAR - 0.8%
Clearnet Communications, Inc. yankee
0%, 12/15/05 (d)  B3  8,490  6,113
McCaw International Ltd. unit
0%, 4/15/07 (d)(h)   CCC  35,470  19,509
Microcell Telecommunications, Inc.
0%, 6/1/06 (d)  B3  30,070  18,493
Millicom International Cellular SA
0%, 6/1/06 (d)  B3  54,350  40,626
Mobile Telecommunications Technologies Corp.
13 1/2%, 12/15/02  B3  6,790  7,401
Omnipoint Corp.:
11 5/8%, 8/15/06  B2  1,340  1,303
 Series A, 11/5/8%, 8/15/06  B3  1,730  1,682
Pagemart, Inc. 0%, 11/1/03 (d)  -  15,290  13,685
Pagemart Nationwide, Inc. 0%, 2/1/05 (d)  -  4,925  3,866
Rogers Communications, Inc. 8 7/8%, 7/15/07  B2  1,330  1,347
Telesystem International Wireless, Inc.
0%, 6/30/07 (d)(h)  B-  7,960  4,597
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba1  26,900  27,442
 7 1/2%, 3/1/06  Ba1  21,500  22,193
USA Mobile Communications, Inc. II
9 1/2%, 2/1/04  B2  3,050  2,867
  171,124
ELECTRIC UTILITY - 0.4%
AES Corp. 8 3/8%, 8/15/07 (h)  Ba1  3,845  3,898
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  8,660  9,760
CMS Energy Corp. 8 1/8%, 5/15/02  Ba3  1,500  1,539
DR Investment yankee 7.10%, 5/15/02 (h)  Baa1  32,000  32,882
Israel Electric Corp. Ltd. yankee
7 1/4%, 12/15/06 (h)  A3  7,250  7,437
Ohio Edison Co. 8 3/4%, 2/15/98  Baa2  8,580  8,702
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Texas Utilities Electric Co.:
6 3/8%, 8/1/97  Baa1 $ 2,000 $ 2,000
 9 1/2%, 8/1/99  Baa1  2,000  2,123
United Illuminating Co.:
7 3/8%, 1/15/98  Baa3  4,000  4,027
 9.76%, 1/2/06  Baa3  11,074  11,425
Virginia Electric & Power Co. 6.35%, 6/8/98  A3  10,000  10,026
  93,819
GAS - 0.2%
Kern River Funding Corp. 6.72%, 9/30/01 (h)  A3  20,000  20,295
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa2  20,650  23,365
  43,660
TELEPHONE SERVICES - 0.7%
Brooks Fiber Properties, Inc. 11 7/8%, 11/1/06  -  4,350  3,089
GCI, Inc. 9 3/4%, 8/1/07  B2  640  660
GST USA, Inc. 0%, 12/15/05 (d)  -  7,710  5,166
Hyperion Telecommunications, Inc., Series B,
0%, 4/15/03 (d)  -  21,080  12,806
LCI International, Inc. 7 1/4%, 6/15/07  Ba1  13,370  13,688
MFS Communications, Inc.:
9 3/8%, 1/15/04 (d)  Ba3  6,127  6,658
 8 7/8%, 1/15/06 (d)  Ba3  28,746  31,347
McLeodUSA, Inc. 0%, 3/1/07 (d)(h)  B3  4,950  3,317
RSL Communications Ltd./RSL Communications
PLC 12 1/4%, 11/15/06  Caa1  9,070  9,433
Shared Technologies Fairchild Communications
Corp. 0%, 3/1/06 (d)  Caa1  13,340  12,806
Teleport Communications Group, Inc. 8%, 8/1/05 B1 3,170 2,409 WorldCom, Inc. 7 3/4%, 4/1/07 Ba1 62,000 65,690
  167,069
TOTAL UTILITIES   475,672
TOTAL NONCONVERTIBLE BONDS   3,628,077
TOTAL CORPORATE BONDS
(Cost $3,570,487)   3,677,326
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 9.9%
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 8.1%
5 7/8%, 8/15/98  Aaa $ 215,000 $ 215,538
6 5/6%, 6/30/01  Aaa  342,940  351,887
7 1/4%, 5/15/04  Aaa  224,900  240,854
12 3/8%, 5/15/04  Aaa  23,226  31,377
13 3/4%, 8/15/04  Aaa  80,000  115,138
11 5/8%, 11/15/04  Aaa  72,568  96,312
7%, 7/15/06  Aaa  182,705  194,495
11 3/4%, 2/15/10 (callable)  Aaa  139,740  186,902
12 3/4%, 11/15/10 (callable)  Aaa  36,507  52,051
13 7/8%, 5/15/11 (callable)  Aaa  21,940  33,345
12%, 8/15/13 (callable)  Aaa  48,550  70,784
9%, 11/15/18  Aaa  44,960  58,631
8 7/8%, 2/15/19  Aaa  114,205  147,414
7 1/4%, 2/15/23  Aaa  14,147  15,473
TOTAL U.S. TREASURY OBLIGATIONS   1,810,201
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.8%
Federal Agricultural Mortgage Corporation:
7.01%, 8/10/03  Aaa  1,040  1,085
 7.01%, 8/10/04  Aaa  1,340  1,397
 7.04%, 8/10/05  Aaa  5,100  5,340
Federal Farm Credit Banks 6.55%, 2/7/04  Aaa  3,920  4,003
Federal Home Loan Bank:
6 3/4%, 4/5/04  Aaa  14,000  14,424
 7.56%, 9/1/04  Aaa  1,340  1,442
 8.195%, 12/22/04  Aaa  10,000  11,153
 8.09%, 12/28/04  Aaa  3,500  3,883
Federal National Mortgage Association:
4 7/8%, 10/15/98 (callable)  Aaa  5,000  4,943
 6.79%, 6/2/04  Aaa  43,335  44,594
 6.35%, 6/10/05  Aaa  29,100  29,204
 6.72%, 8/1/05  Aaa  27,260  27,988
Government Loan Trusts (assets of Trust
guaranteed by U.S. Government through
Agency for International Development)
8 1/2%, 4/1/06  Aaa  9,580  10,554
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01  Aaa $ 5,385 $ 5,746
  Class 2-E, 9.40%, 5/15/02  Aaa  17,582  18,755
  Class T-3, 9 5/8%, 5/15/02  Aaa  20,550  21,918
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government through
Export-Import Bank) Series 1994-C,
6.61%, 9/15/99  Aaa  1,369  1,378
Israel Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  5,396  5,501
Overseas Private Investment Corp. U.S.
Government guaranteed participation
Series 1996-A1, 6.726%, 9/15/10 (callable)  -  30,000  30,556
Private Export Funding Corp. secured
6.86%, 4/30/04  Aaa  3,283  3,351
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 4 7/8%, 9/15/98  Aaa  11,520  11,405
  7 3/4%, 11/15/99  Aaa  31,010  32,193
  8%, 11/15/01  Aaa  39,490  42,349
  6 1/4%, 8/15/02  Aaa  23,011  23,226
  6 1/8%, 3/15/03  Aaa  7,210  7,194
  5 5/8%, 9/15/03  Aaa  19,160  18,725
  6 5/8%, 2/15/04  Aaa  3,530  3,623
  7 5/8%, 8/15/04  Aaa  8,330  9,017
  5.89%, 8/15/05  Aaa  6,910  6,765
U.S. Department of Housing and Urban
Development Government guaranteed
participation certificates Series 1995-A,
8.27%, 8/1/03  Aaa  11,375  12,570
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   414,282
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,183,577)   2,224,483
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 5.7%
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
FEDERAL HOME LOAN MORTGAGE - 0.2%
5 1/2%, 2/1/99 to 7/3/03  Aaa $ 21,294 $ 20,617
 7%, 9/1/98 to 7/1/01  Aaa  27,774  28,027
 8%, 10/1/16 to 8/1/27  Aaa  3,554  3,710
 8 1/2%, 9/1/19   Aaa  -  -
  52,354
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.2%
5 1/2%, 8/1/02 to 5/1/26  Aaa  328,010  316,253
 6%, 1/1/02 to 4/1/26  Aaa  242,388  235,144
 6 1/2%, 1/1/24 to 8/1/27  Aaa  171,351  167,715
 7 1/2%, 11/1/07 to 5/1/08  Aaa  4,609  4,731
 8%, 6/1/07   Aaa  81  84
 8 1/2%, 1/1/09 to 7/1/21  Aaa  92  97
 10%, 8/1/17   Aaa  113  124
  724,148
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.3%
6%, 9/15/08 to 12/15/10  Aaa  31,353  30,992
 6 1/2%, 6/15/02 to 8/15/25  Aaa  26,738  26,344
 7%, 10/15/17 to 5/15/24  Aaa  110,818  111,382
 7 1/2%, 8/15/21 to 11/15/25  Aaa  170,106  173,543
 8%, 4/15/00 to 10/15/25  Aaa  110,849  114,714
 8 1/2%, 11/15/02 to 5/15/26  Aaa  8,245  8,701
 9%, 3/15/10 to 1/15/25  Aaa  1,829  1,964
 9 1/2%, 7/15/09 to 11/15/24  Aaa  11,891  12,865
 10%, 11/15/09 to 10/15/25  Aaa  17,469  19,298
 11%, 3/15/10 to 5/15/19  Aaa  3,203  3,618
  503,421
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $1,258,348)   1,279,923
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
Federal Home Loan Mortgage Corporation:
sequential pay Series 1838 Class A,
 6 1/2%, 12/15/02  Aaa $ 12,535 $ 12,574
 planned amortization class Series 1645
 Class ZA, 5 1/2%, 4/15/05  Aaa  13,173  12,975
 planned amortization class Series 1727
 Class D, 6 1/2%, 8/15/14  Aaa  20,000  20,138
Federal National Mortgage Association
planned ammortization class Series 1993-129
Class D, 6.10%, 6/25/05  Aaa  24,500  24,457
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $69,615)   70,144
COMMERCIAL MORTGAGE SECURITIES - 0.7%
ACP Mortgage LP floater Series E,
7.3343%, 2/28/28 (h)(i)  BB  2,076  1,930
American Southwest Financial Securities
Series 1994-C2 Class B2,
12.79%, 12/25/01 (h)(i)  -  3,250  3,258
Berkeley Federal Bank & Trust FSB Series 1994
Class 1-B, 7.6996%, 8/1/24 (h)(i)  -  6,065  4,575
 commercial Series 1995-C2
 Class D, 7%, 5/25/27  Baa2  3,830  3,824
CBA Mortgage Corp. Series 1993-C1 Class E,
7.76%, 12/25/03 (h)(i)  Ba2  3,169  3,196
CBM Funding Corp.:
sequential pay Series 1996-1
 Class A-1, 7.55%, 7/1/99  AA  1,263  1,282
 sequential pay Series 1996-1B
 Class C, 7.86%, 2/1/08  BBB  12,500  13,370
CS First Boston Mortgage Securities Corp.:
floater Series 1995-AEWI Class E,
 9.781%, 11/25/97 (h)(i)  -  4,000  4,126
 Series 1994-CFB1 Class E,
 7.5879%, 1/25/28 (h)(i)  Ba2  1,299  1,280
 Series 1995-AEWI Class A-1,
 6.665%, 11/25/27  Aaa  1,852  1,850
 Series 1995-WF1 Class A-2,
 6.648%, 12/21/27  Aaa  31,981  32,120
DLJ Mortgage Acceptance Corp.
Series 1993-MF12 Class B-2,
10.10%, 9/18/03 (h)  -  2,800  2,860
Equitable Life Assurance Society of the United
States (The) Series 1996-1 Class C1,
7.52%, 5/15/06 (h)  A2  6,000  6,344
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
First Chicago/Lennar Trust I, Series 1997-CHL1 (i):
Class D, 8.106%, 5/29/08   - $ 3,500 $ 3,485
 Class E, 8.106%, 4/1/39   -  2,900  2,401
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc. Series 1996-C1
Class F, 7.86%, 11/15/06 (h)  Ba3  2,500  2,415
Morgan Stanley Capital One, Inc.
Series 1996-MBL1 Class E,
8.661%, 5/25/21 (h)  -  3,832  3,591
Oregon Commercial Mortgage, Inc. commercial
Series 1995 Class E,
9.9255%, 6/25/26 (h)(i)  BB  3,208  3,305
Penn Mutual Life Insurance Co. (The)
Series 1996-PML Class K,
7.90%, 11/15/26 (h)  -  6,500  4,271
Phoenix Real Estate Securities, Inc. commercial
Series 1993, Class D-1,
8 1/4%, 11/25/23 (h)  Ba2  3,500  3,465
Resolution Trust Corp.
Series 1995-C1 Class A-4A,
 6 1/4%, 2/25/27  Aaa  497  496
SML, Inc. Series 1994-C1 Class C,
9.20%, 9/18/99 (g)  -  2,450  2,012
Structured Asset Securities Corp.:
commercial Series 1992-M1 Class C,
 7.05%, 11/25/02  B2  3,200  2,913
 commercial Series 1995-C1 Class A1-A,
 7 3/8%, 9/25/24  Aaa  2,888  2,903
 commercial Series 1996-CFL Class E,
 7 3/4%, 2/25/28  BB+  11,188  11,547
 Series 1993-C1 Class E,
 6.60%, 10/25/24 (h)  B  3,250  1,138
 Series 1995-C1
 Class E, 7 3/8%, 9/25/24 (h)  BB  7,896  7,210
 Series 1996-CFL
 Class G, 7 3/4%, 2/25/28 (h)  -  2,500  2,202
 sequential pay Series 1993-C1 Class A-1A,
 6.60%, 10/25/24  AA+  963  960
 sequential pay Series 1995-C4 Class A-1A,
 6.90%, 6/25/26  Aaa  3,884  3,870
Whitehall Partners commercial Series 1995-C1
Class E, 8.01%, 7/20/25 (h)  -  8,892  8,941
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $136,687)   147,140
FOREIGN GOVERNMENT OBLIGATIONS (J) - 0.4%
 MOODY'S RATINGS (C) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2 $ 8,700 $ 9,058
Manitoba Province:
 6 3/4%, 3/1/03  A1  5,000  5,111
 yankee 6%, 10/15/97  A1  5,000  5,004
 yankee 6 3/8%, 10/15/99  A1  25,795  26,010
Quebec Province yankee (e):
6.86%, 4/15/26   A2  16,750  17,021
 7.22%, 7/22/36   A2  16,150  17,360
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $77,194)   79,564
SUPRANATIONAL OBLIGATIONS - 0.2%
African Development Bank:
6 3/4%, 7/30/99  Aa1  10,200  10,316
 9.30%, 7/1/00  Aa1  15,000  16,214
Inter American Development Bank yankee
6.29%, 7/16/27  Aaa  10,850  11,041
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $37,491)   37,571
CASH EQUIVALENTS - 2.2%
 SHARES
Taxable Central Cash Fund (f)
(Cost $491,060)    491,059,903  491,060
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $17,508,502)  $ 22,357,913
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
7. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Ampex Corp. 8% 2/16/95 $ 1,355
Food 4 Less Holdings, Inc.
 warrants 12/31/02 12/30/92 $ 428
Live Entertainment, Inc.:
 $2.00 warrants
  3/28/98 3/23/93 $ 230
 $2.72 warrants
  3/28/98 3/23/93 $ 241
SML, Inc. Series 1994-C1
 Class C, 9.20%
 9/18/99 8/11/94 $ 1,593
8. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $788,388,000 or 3.5% of net assets.
9. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
10. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 22.7% AAA, AA, A 20.9%
Baa 3.8% BBB  6.5%
Ba 1.9% BB  1.1%
B 3.5% B  3.5%
Caa 0.4% CCC  0.4%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  89.1%
United Kingdom  4.4
Netherlands   4.2
Others (individually less than 1%)  2.3
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $17,530,395,000. Net unrealized appreciation aggregated $4,827,518,000, of which $4,873,720,000 related to appreciated investment securities and $46,202,000 related to depreciated investment securities.
The fund hereby designates approximately $55,790,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 (EXCEPT PER-SHARE AMOUNT) JULY 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $17,508,502) -                  $ 22,357,913
SEE ACCOMPANYING SCHEDULE

CASH                                                                      1,654

RECEIVABLE FOR INVESTMENTS SOLD                                           384,092

RECEIVABLE FOR FUND SHARES SOLD                                           26,258

DIVIDENDS RECEIVABLE                                                      20,540

INTEREST RECEIVABLE                                                       115,608

OTHER RECEIVABLES                                                         211

 TOTAL ASSETS                                                             22,906,276

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 511,030

PAYABLE FOR FUND SHARES REDEEMED                              55,901

ACCRUED MANAGEMENT FEE                                        8,128

OTHER PAYABLES AND ACCRUED EXPENSES                           4,598

 TOTAL LIABILITIES                                                        579,657

NET ASSETS                                                               $ 22,326,619

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 16,764,904

UNDISTRIBUTED NET INVESTMENT INCOME                                       79,303

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     633,066
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 4,849,346
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 1,096,313 SHARES OUTSTANDING                             $ 22,326,619

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $20.37
SHARE ($22,326,619 (DIVIDED BY) 1,096,313 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED JULY 31, 1997

INVESTMENT INCOME                                                           $ 284,450
DIVIDENDS (INCLUDING $113 RECEIVED FROM AFFILIATED ISSUERS)

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $248)                     544,043

 TOTAL INCOME                                                                828,493

EXPENSES

MANAGEMENT FEE                                                 $ 85,970

TRANSFER AGENT FEES                                             39,294

ACCOUNTING AND SECURITY LENDING FEES                            975

NON-INTERESTED TRUSTEES' COMPENSATION                           211

CUSTODIAN FEES AND EXPENSES                                     445

REGISTRATION FEES                                               884

AUDIT                                                           236

LEGAL                                                           84

INTEREST                                                        35

MISCELLANEOUS                                                   89

 TOTAL EXPENSES BEFORE REDUCTIONS                               128,223

 EXPENSE REDUCTIONS                                             (2,313)      125,910

NET INVESTMENT INCOME                                                        702,583

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN (LOSS) OF       721,106
$454 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                  493          721,599

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                          4,188,502

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                   (60)         4,188,442

NET GAIN (LOSS)                                                              4,910,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                             $ 5,612,624
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                          JULY 31,       JULY 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 702,583      $ 545,081
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  721,599        1,872,741

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      4,188,442      (942,495)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           5,612,624      1,475,327
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (692,744)      (504,777)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (1,497,701)    (389,349)

 TOTAL DISTRIBUTIONS                                       (2,190,445)    (894,126)

SHARE TRANSACTIONS                                         4,085,647      4,041,699
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             2,090,783      843,928

 COST OF SHARES REDEEMED                                   (3,970,707)    (3,154,783)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM      2,205,723      1,730,844
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  5,627,902      2,312,045

NET ASSETS

 BEGINNING OF PERIOD                                       16,698,717     14,386,672

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 22,326,619   $ 16,698,717
INCOME OF $79,303 AND $64,786, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      228,546        234,833

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   127,174        49,609

 REDEEMED                                                  (222,372)      (183,230)

 NET INCREASE (DECREASE)                                   133,348        101,212


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JULY 31,

                                  1997                   1996       1995       1994 B     1993

SELECTED PER-SHARE DATA

NET ASSET VALUE,                  $ 17.34                $ 16.69    $ 15.93    $ 16.59    $ 15.22
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME             .66 E                  .64        .42        .46        .72

 NET REALIZED AND UNREALIZED       4.57                   1.00       1.53       .88        2.14
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             5.23                   1.64       1.95       1.34       2.86
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME        (.66)                  (.55)      (.44)      (.51)      (.80)

 FROM NET REALIZED GAIN            (1.54)                 (.44)      (.75)      (1.49)     (.69)

 TOTAL DISTRIBUTIONS               (2.20)                 (.99)      (1.19)     (2.00)     (1.49)

NET ASSET VALUE, END OF PERIOD    $ 20.37                $ 17.34    $ 16.69    $ 15.93    $ 16.59

TOTAL RETURN A                     33.63%                 10.06%     13.03%     8.60%      20.29%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 22,327               $ 16,699   $ 14,387   $ 10,899   $ 7,828
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       .67%                   .74%       .77%       .80%       .74%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE       .66% C                 .72% C     .77%       .79% C     .74%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     3.69%                  3.44%      3.50%      4.00%      4.89%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            80%                    139%       76%        74%        76%

AVERAGE COMMISSION RATE D         $ .0441


H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
I EFFECTIVE AUGUST 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997




6. SIGNIFICANT ACCOUNTING
POLICIES.
Fidelity Puritan Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales and futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
OPTIONS. The fund may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.
Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $7,435,000 or 0.0% of net assets.
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $15,429,373,000 and $14,479,176,000, respectively, of which U.S. government and government agency obligations aggregated $5,288,694,000 and $4,983,658,000, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .45% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,131,000 for the period.
10. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities,
5. SECURITY LENDING - CONTINUED
in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
11. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $63,171,000 and $41,000,000, respectively. The weighted average interest rate was 6.2%.
12. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,316,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $36,000 and $961,000, respectively, under these arrangements.
13. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Roadway Express, Inc.  $ - $ 3,553 $ 113 $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Puritan Trust: Fidelity Puritan Fund, including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Puritan Trust: Fidelity Puritan Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
September 11, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Puritan Fund voted to pay on September 8, 1997, to shareholders of record at the opening of business on September 5, 1997, a distribution of $.54 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.16 per share from net investment income.
A total of 10.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 24.73% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc. London, England
Fidelity Management & Research
(Far East) Inc. Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Bettina Doulton, Vice President
Kevin E. Grant, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund
Real Estate Investment Portfolio
Spartan(registered trademark) Market Index Fund
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
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